                                                                   EXHIBIT 10.15

CuraGen Corporation has omitted from this Exhibit 10.15 portions of the Agreement for which CuraGen Corporation has requested confidential treatment from the Securities and Exchange commission. The portions of the Agreement for which confidential treatment has been requested are marked with X's in brackets and such confidential portions have been filed separately with the Securities and Exchange Commission.

                                                                  Execution Copy
                         RESEARCH AND OPTION AGREEMENT

     This Research and Option Agreement ("Agreement") is made effective as of November 20, 1997 ("Effective Date") by and between GENENTECH, INC., a Delaware corporation having its principal business office at 1 DNA Way, South San Francisco, CA 94080 ("GENENTECH"), and CURAGEN CORPORATION, a Delaware corporation with its principal place of business at 555 Long Wharf Drive, 11th Floor, New Haven, Connecticut 06511 ("CURAGEN"). GENENTECH and CURAGEN are each hereafter referred to individually as a "Party" and together as the "Parties".

     WHEREAS, GENENTECH desires to have access to CURAGEN's genomics technologies (including GeneScape(R), QEA/GeneCalling, MIM/PathCalling and all additional services provided by CURAGEN) and to have CURAGEN apply such technologies to certain GENENTECH Proprietary Material in order to expedite the discovery of information which may lead to the development of novel pharmaceutical products;

     WHEREAS, GENENTECH and CURAGEN have previously collaborated on genomics projects pursuant to the terms of that certain Research Services and Evaluation Agreement dated June 12, 1996 and that certain Research and License Agreement dated December 27, 1996 (together, the "Collaboration Agreements");

     WHEREAS, GENENTECH and CURAGEN wish to initiate the performance of certain additional research by GENENTECH and CURAGEN;

     WHEREAS, GENENTECH wishes to obtain an option to evaluate and license the inventions obtained or made by GENENTECH and/or CURAGEN in the performance of the previous Collaboration Agreements and the performance of the research pursuant to this Agreement, as well as an option to evaluate and license certain other inventions of CURAGEN;

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     WHEREAS, CURAGEN wishes to retain rights to data and inventions made by
GENENTECH and CURAGEN hereunder and not licensed by GENENTECH;

     WHEREAS, GENENTECH wishes to make an equity investment in CURAGEN Common Stock in the amount of Five Million Dollars ($5,000,000), such investment to be made in a private placement contemporaneously with the initial public offering of CURAGEN's Common Stock;

     WHEREAS, GENENTECH will also agree to loan CURAGEN up to Twenty-Six Million Dollars ($26,000,000) on the terms and conditions as set forth herein; and

     WHEREAS, GENENTECH and CURAGEN therefore agree to undertake the foregoing, all under the terms and conditions set forth in this Agreement.

     NOW, THEREFORE, in consideration of the mutual covenants contained herein, and for other good and valuable consideration, the receipt and adequacy of which is hereby acknowledged, the Parties hereby agrees as follows:

                                1.  DEFINITIONS

     Whenever used in the Agreement with an initial capital letter, the terms defined in this Section 1 shall have the meanings specified.

     1.1 "AFFILIATE" shall mean any corporation, firm, limited liability company, partnership or other entity which directly or indirectly controls or is controlled by or is under common control with a Party to this Agreement. "Control" means ownership, directly or through one or more Affiliates, of fifty percent (50%) or more of the shares of stock entitled to vote for the election of directors, in the case of a corporation, or fifty percent (50%) or more of the equity interests in the case of any other type of legal entity, status as a general partner in any partnership, or any other arrangement whereby a party controls or has the right to control the Board of Directors or equivalent governing body of a corporation or other entity.

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

     1.2 "CLONE" shall mean a segment of DNA representing a whole or partial gene whose sequence or utility is determined from the analysis of one or more Data Sets or from the Extended Research during the term of this Agreement.

     1.3 "CURAGEN BACKGROUND INVENTIONS" shall mean all patent rights and know-how of CURAGEN, other than those relating primarily to Inventions, which CURAGEN has the right to license and which would be infringed by the activities of GENENTECH permitted by this Agreement or by the development, manufacture, use, sale or importation of a Licensed Product by GENENTECH; provided, however, that CURAGEN Background Inventions shall expressly exclude (i) any patent rights or know-how relating to Clones not licensed by GENENTECH pursuant to an executed License Agreement and (ii) any patent rights or know-how arising from any CURAGEN collaboration with a third party, except to the extent permitted thereby.

     1.4 "CURAGEN DATA" shall mean all information obtained by CURAGEN from the processing of specified CURAGEN samples, including QC data, QEA/GeneCalling data, MIM/PathCalling data, sequence data and any other information obtained or generated by CURAGEN in the performance of a discrete CURAGEN Project outside the performance of the Research Program.

     1.5 "CURAGEN DATA SET" shall mean all CURAGEN Data resulting from a discrete CURAGEN Project that CURAGEN can make exclusively available to GENENTECH.

     1.6 "CURAGEN PROJECT" shall mean a particular project undertaken by CURAGEN on its own outside the Research Program to process and analyze a specified set of samples which do not contain GENENTECH Proprietary Material, and as to which CURAGEN is free to grant rights to GENENTECH hereunder.

     1.7 "CURAGEN PROJECT INVENTION" shall mean any discovery, invention, know-how or trade secret conceived or made by employees of CURAGEN in the performance of a CURAGEN Project that results in CURAGEN Data that becomes part of an Exclusive Data Set, that is based on, incorporates or makes material use of the corresponding CURAGEN Data.

     1.8 "CURAGEN PROJECT PATENT RIGHTS" shall mean Patent Rights containing a claim or claims covering CURAGEN Project Inventions. CURAGEN Project Patent Rights shall

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

also include Patent Rights containing a claim or claims covering CURAGEN Project Inventions exclusively licensed in by CURAGEN, with the right to sublicense, now or in the future.

     1.9  "CURAGEN PROJECT PROPRIETARY MATERIAL"   shall mean all substances
made by CURAGEN in the performance of CURAGEN Projects, including mRNA pools. CURAGEN Project Proprietary Material shall include, without limitation, QEA fragments, MIM constructs and materials derived or constructed from QEA fragments and MIM constructs, including, without limitation, fragment and full length cDNA clones made by CURAGEN in the performance of a CURAGEN Project.

     1.10 "CURAGEN ROYALTY PRODUCT" shall have the meaning set forth in Section 7.7.

     1.11 "DATA SET," which may be either a Project Data Set or a CURAGEN Data Set, shall mean all Project Data resulting from a discrete Research Project or all CURAGEN Data resulting from a discrete CURAGEN Project, respectively.

     1.12 "EXCLUSIVE DATA SET" shall mean any Project Data Set during the corresponding Exclusive Evaluation Period as provided in Section 2.4.1 or any CURAGEN Data Set during the corresponding Exclusive Evaluation Period as provided in Section 2.5.2.

     1.13  "EXCLUSIVE EVALUATION PERIOD" shall have the meaning set forth in
Section 2.4.1 or 2.5.2.

     1.14 "EXTENDED RESEARCH" shall mean the research undertaken by CURAGEN pursuant to Sections 2.4.1, 2.5.2 and/or 7.1.3 hereof.

     1.15 "EXTENDED RESEARCH DATA" shall mean all information and results obtained by CURAGEN from its performance of Extended Research.

     1.16 "EXTENDED RESEARCH INVENTIONS" shall mean any discovery, invention, know-how or trade secret conceived or made by employees of CURAGEN in the performance of Extended Research, other than such discoveries, inventions, know-how or trade secrets that are deemed to be defined as Research Project Inventions pursuant to the terms of this Agreement or an executed License Agreement.

     1.17 "EXTENDED RESEARCH PATENT RIGHTS" shall mean all rights and interests in and to issued patents and pending patent applications in any country, including, but not limited to, all provisional applications, substitutions, continuations, continuations-in-part (solely to the extent that the claims of such continuations-in-part cover Extended Research Inventions), divisions, and

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

renewals thereof, all letters patent granted thereon, and all reissues, reexaminations and extensions thereof, whether owned now or hereafter, solely or jointly by CURAGEN, and wherein at least one claim of such patent right covers an Extended Research Invention.

     1.18 "FTE" shall mean the equivalent of a full year of effort on a full time basis of a researcher possessing skills and experience necessary to carry out applicable tasks under the Research Program.

     1.19 "GENENTECH PROPRIETARY MATERIAL" shall mean substances made by GENENTECH or provided by GENENTECH to CURAGEN in the performance of the Research Program, including without limitation (a) tissue samples provided by GENENTECH to CURAGEN and (b) the nucleic acids and other substances actually contained in such tissue samples, and (c) full length genes cloned by GENENTECH.

     1.20 "GENESCAPE(R)" shall mean the web-based software and database product for accessing and storing Data Sets generated through the application of CURAGEN's QEA/GeneCalling and MIM/PathCalling technologies.

     1.21 "INVENTION" shall mean either a CURAGEN Project Invention or a Research Project Invention.

     1.22 "KNOW-HOW INFORMATION" shall have the meaning set forth in Section 2.1.4(c).

     1.23  "KNOW-HOW INFORMATION PRODUCT" shall have the meaning set forth in
Section 2.1.4(c).

     1.24 "LICENSED CLONE" shall mean any Clone licensed by GENENTECH pursuant to an executed License Agreement.

     1.25  "LICENSED PRODUCT", as to each Clone, shall mean:

     [XXXXX]

     [XXXXX]

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[XXXXX]

[XXXXX]

[XXXXX]

[XXXXX]

[XXXXX]

[XXXXX]

[XXXXX]

[XXXXX]

     1.26 "LICENSE AGREEMENT" shall mean a license agreement in the form of Appendix C attached hereto executed by the Parties upon exercise of any Option
----------
pursuant to Section 7.

     1.27 "MIM/PATHCALLING" shall mean the technology employed by CURAGEN for identifying protein-protein interactions from libraries of cDNAs.

     1.28  "NET SALES" shall mean [XXXXX]

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[XXXXX]

[XXXXX]

[XXXXX]

[XXXXX]

[XXXXX]

[XXXXX]

[XXXXX]

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[XXXXX]

     1.29 "OPTIONED CLONE" shall have the meaning set forth in Section 7.1.

     1.30 "OPTION PERIOD" shall have the meaning set forth in Section 7.3.

     1.31 "PATENT COORDINATORS" shall mean a patent attorney or patent agent representing CURAGEN and a patent attorney or patent agent representing GENENTECH, as further described in Section 6.2.

     1.32 "PATENT RIGHTS" means the rights and interests in and to issued patents and pending patent applications in any country, including, but not limited to, all provisional applications, substitutions, continuations, continuations-in-part (solely to the extent claims of such continuations-in-part cover Inventions) , divisions, and renewals, all letters patent granted thereon, and all reissues, reexaminations and extensions thereof, whether owned now or hereafter, solely or jointly by a Party, wherein at least one claim of such patent right covers an Invention.

     1.33 "PREVIOUSLY COMMITTED CLONE" shall mean any Clone which, at the relevant time under Section 7.1.1, (a) is subject to a license or an option previously granted by CURAGEN to any third party, or (b) a third party collaborator of CURAGEN or subscriber to CURAGEN's GeneCalling or PathCalling database has requested CURAGEN to full-length clone such Clone or has itself commenced full-length cloning of such Clone and notified

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CURAGEN thereof, and provided that such third party still retains evaluation, option or license rights to such Clone pursuant to the terms of a written agreement with CURAGEN.

     1.34 "PRIME RATE" shall mean the prime rate of interest as reported by Citibank, N.A. In the event that Citibank, N.A. ceases to report such a rate, the term "Prime Rate" shall mean the generally prevailing base corporate lending rate of Fleet National Bank.

     1.35 "PROJECT DATA" shall mean all information obtained by CURAGEN from the processing of GENENTECH Proprietary Material in a particular Research Project, including QC data, QEA/GeneCalling data, MIM/PathCalling data, sequence data and any other information obtained or generated by CURAGEN in the performance of each Research Project in the Research Program.

     1.36 "PROJECT DATA SET" shall mean all Project Data resulting from a discrete Research Project.

     1.37 "QEA/GENECALLING" shall mean the software, database and other technologies employed by CURAGEN for tagging and identifying the expression level of specific gene fragments within a cDNA pool.

     1.38 "RESEARCH COMMITTEE" or "RC" shall have the meaning set forth in
Section 2.2.1.

     1.39 "RESEARCH PLAN" shall mean the written description of the Research Program to be performed by CURAGEN and GENENTECH under this Agreement, as further described in Section 2.1.3. The Research Plan may specify one or more independent Research Projects.

     1.40 "RESEARCH PROJECT" shall mean a particular project to process and analyze a specified set of samples approved pursuant to Section 2.1.3. Each individual Research Project shall involve the analysis of [XXXXX] samples, unless otherwise agreed by the Parties.

     1.41 "RESEARCH PROJECT INVENTION" shall mean any discovery, invention, know-how or trade secret conceived or made (a) by employees of CURAGEN or GENENTECH or jointly by employees of both in the performance of the Research Program, (b) by GENENTECH employees in performing the specific following activities utilizing any Data Set: (i) QEA and MIM data analysis, confirmation of QEA or MIM data, fragment cloning and sequencing of a Clone, and (ii) full-length cloning of a Clone, or (c) any discovery, invention, know-how or trade secret deemed to be a Research Project Invention pursuant to the terms of this Agreement or an

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executed License Agreement. Research Project Inventions shall not include inventions conceived or made solely by GENENTECH outside of the Research Program except as specifically set forth in (b) above.

     1.42 "RESEARCH PROJECT PATENT RIGHTS" shall mean Patent Rights containing a claim or claims covering Research Project Inventions.

     1.43 "RESEARCH PROJECT PROPRIETARY MATERIAL" shall mean all substances made by CURAGEN in the performance of the Research Program other than mRNA pools extracted from GENENTECH Proprietary Material. Research Project Proprietary Material shall include, without limitation, QEA fragments, MIM constructs and materials derived or constructed from QEA fragments and MIM constructs, including, without limitation, fragment and full length cDNA clones made by CURAGEN in the performance of a Research Project.

     1.44 "RESEARCH PROGRAM" shall mean the Research Projects to be performed by CURAGEN and GENENTECH under this Agreement as described in the Research Plan and amendments thereto.

     1.45 "RESEARCH TERM" shall have the meaning set forth in Section 2.3.1.

     1.46 "RETAINED GENE" shall have the meaning set forth in Section 7.7.

     1.47 "TERM" shall have the meaning set forth in Section 8.1.

     1.48 "TERRITORY" shall mean the world.

     1.49 "VALID CLAIM(S)" shall mean an unexpired claim of any issued patent within Patent Rights which has not been finally declared invalid or unenforceable by a patent office or by a court or other body of competent jurisdiction in any unappealed or unappealable decision and which has not been lost through an interference or opposition proceeding.

                              2. RESEARCH PROGRAM


     2.1    IMPLEMENTATION OF RESEARCH PROGRAM.
            ----------------------------------

     2.1.1  Basic Provisions of Program.
            ---------------------------

     (a) The objective of the Research Program will be to generate Project Data Sets by performing Research Projects utilizing GENENTECH Proprietary Material. CURAGEN and GENENTECH shall each use commercially reasonable efforts to

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

          perform such tasks as are set forth in the Research Plan, including the provision of such facilities, samples and materials (including GENENTECH Proprietary Material), equipment and consultants as each deems necessary to the achievement of such Research Plan. In carrying out the Research Program, CURAGEN shall devote an average of at least [XXXXX] FTEs per year to the Research Program over its five year duration (the "Staffing Level") unless GENENTECH and CURAGEN have agreed on an increase in the Staffing Level as provided in (b) below.

     (b) GENENTECH may request an increase in the Staffing Level of up to [XXXXX] additional FTEs per year to be devoted to the Research Program, subject to the agreement of CURAGEN. CURAGEN will use commercially reasonable efforts to increase the staffing level if mutually agreed as promptly as practical. Once the Staffing Level is increased, it may not be decreased [XXXXX] without the consent of CURAGEN, which consent may be withheld at CURAGEN's sole discretion.

     2.1.2  Collaborative Efforts and Reports.
            ---------------------------------

     (a) The Parties agree that the successful execution of the Research Program will require the collaborative use of both Parties' areas of expertise. Each Party shall keep the RC fully informed about the status of the portions of the Research Program they respectively perform including, without limitation, summaries of their direct uses of the Project Data itself for so long as GENENTECH shall have an option to license such Project Data hereunder. CURAGEN shall promptly provide GENENTECH with a description of Project Data Sets from completed Research Projects. All information provided hereunder will be treated as Confidential Information of the disclosing Party pursuant to the provisions of Article 4.

     (b) Scientists at CURAGEN and GENENTECH shall cooperate in the performance of the Research Program and, subject to any confidentiality obligations to third parties, shall exchange information and materials as necessary to carry out the Research Program, subject to the provisions of Section 4. Each Party will attempt

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          to accommodate any reasonable request of the other Party to send or receive personnel for purposes of collaborating or exchanging information under the Research Program. Such visits and/or access will have defined purposes and be scheduled in advance.

     (c) CURAGEN will give written notice to GENENTECH and the RC promptly upon completion of the Project Data Set from each Research Project. "Completion" of a Project Data Set shall occur upon generation of all completed QEA/GeneCalling data or MIM/PathCalling data from a Research Project as contemplated by the Research Plan. Provision of access to such data shall be promptly provided to GENENTECH through the GeneScape(R) database.

     (d) CURAGEN shall set up and maintain, throughout the Research Term, a secure partition of its GeneScape(R) database and software for the exclusive use of GENENTECH and CURAGEN solely for the purpose of identifying genes from Exclusive Data Sets, and shall provide online E-mail and telephone help during normal business hours in the use thereof to GENENTECH. CURAGEN and GENENTECH shall jointly set up and maintain a secure connection to said partition of the GeneScape(R) database and software in order to give GENENTECH on-line access thereto.

     (e) GENENTECH will also receive, at its request, access to CURAGEN's QEA/GeneCalling and MIM/PathCalling subscription databases and to GeneTools pursuant to one or more subscription agreements to be executed by the Parties with terms substantially as described in Appendix E hereto. [XXXXX] Such subscription
          ----------

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          agreements may be terminated by GENENTECH at any time, without affecting the Research Program, either in their entirety or with respect to any database at GENENTECH's sole discretion upon three (3) months prior written notice. GENENTECH shall have no rights to use the GeneScape(R) database and software except as expressly set forth herein or in an executed database subscription agreement.

     (f) If, after receiving access to any Data Set under the terms of this Agreement, GENENTECH becomes aware that analysis of such Data Set has led GENENTECH to file a patent application on, or to full-length sequence, any Clone whose sequence or utility was identified from such Data Set, GENENTECH shall promptly notify the RC of such patent filing or sequencing. Any full-length Clone sequenced by GENENTECH after the identification of such Clone from a Data Set shall be a Research Project Invention, unless at the time of such sequencing, such full-length sequence: (i) is in the public domain, (ii) is in the possession of GENENTECH (as can be documented by written or computer records), or (iii) is independently developed by GENENTECH (as can be documented by written or computer records). If CURAGEN becomes aware that analysis of a Data Set during GENENTECH's Exclusive Evaluation Period pertaining to such Data Set has led CURAGEN to file a patent application on, or to full-length sequence, any Clone whose sequence or utility was identified from such Data Set, CURAGEN shall promptly notify the RC of such patent filing or sequencing, and any full-length Clone sequenced by CURAGEN after the identification of such Clone from a Data Set shall be deemed a Research Project Invention, unless at the time of such sequencing, such full-length sequence: (i) is in the public domain, (ii) is in the possession of CURAGEN (as can be documented by written or computer records), or (iii) is independently developed by CURAGEN (as can be documented by written or computer records).

     2.1.3  Research Plans.
            --------------

     The Research Plan for the first twelve months of the Research Program shall be agreed upon by the Parties within thirty (30) days of the Effective Date and shall include the initial

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Research Projects and plans to implement the installation of access to the
GeneScape(R) database and software for GENENTECH. Every [XXXXX] during the Research Term or at any time on request of either GENENTECH or CURAGEN, the Research Plan shall be updated by CURAGEN and GENENTECH to cover the next [XXXXX] and shall be approved by the RC no later than thirty (30) days before the end of each semi-annual period. The Research Plan shall set forth specific Research Projects for the period covered by the Research Plan. For each Research Project, the Research Plan will be deemed to include the following activities:
[XXXXX] GENENTECH shall not perform the activities specified in (i)-(iii) above except as part of the Research Program, or as permitted in Section 2.4.3, in an executed License Agreement, or in a subscription agreement. During any Exclusive Evaluation Period for a Data Set, CURAGEN shall not utilize such Data Set in performing the activities specified in (i)-(iii) except as part of the Research Program. The RC will consider adjustments in the Research Plan at any time upon the request of GENENTECH or CURAGEN. Notwithstanding the foregoing, no project shall become a Research Project without the express consent of both GENENTECH and CURAGEN; provided, however, that CURAGEN shall consent to any reasonable proposed Research Project which is not substantially similar to a project that is ongoing, planned internally solely by CURAGEN, the subject of active negotiation with a third party or subject to a prior commitment to a third party, all the above as evidenced by written or computer records, and which would not violate a prior restriction under an agreement with a third party. During the Research Term, once a Research Project becomes part of the Research Plan, such Research Project will not be discontinued (unless such discontinuation is approved by the RC) regardless of any other negotiations or commitments with third parties.

     2.1.4  Exclusivity.
            -----------

     (a) CURAGEN agrees that, commencing upon inclusion of a Research Project in the Research Plan, and continuing through the duration of any subsequent Exclusive Evaluation Period, CURAGEN shall not undertake to perform a substantially similar research project with any third party.

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     (b)  CURAGEN agrees that during any Exclusive Evaluation Period, CURAGEN will not grant access to any Exclusive Data Set to any other party and that during any Option Period, CURAGEN shall not grant to any third party rights to any Optioned Clone or to any Licensed Products related to such Optioned Clone. In addition, CURAGEN shall not, during any Exclusive Evaluation Period, grant a third party any rights to option or to license a Clone contained in the corresponding Exclusive Data Set (i) which GENENTECH has requested CURAGEN to full-length clone or
          (ii) for which GENENTECH has commenced full-length cloning and notified CURAGEN thereof, or to option or license Licensed Products relating to such a Clone. Notwithstanding the provisions of Article 4, upon the expiration of any Exclusive Evaluation Period for any Exclusive Data Set, CURAGEN shall have the right, at its sole option, to make such Data Set and, subject to the provisions of Section 2.4.4, reasonable descriptions of the data contained therein available to third parties or to put the Data Set and such descriptions in the subscription portion of the GeneScape(R) database. CURAGEN may perform research or collaborate with third parties and grant to third parties the right to exploit the results of any such research or collaborations without restriction other than as expressly provided in this Agreement or in an executed License Agreement.

     (c) CURAGEN acknowledges that during the Research Program GENENTECH may obtain useful proprietary information from Research Projects, Project Data, CURAGEN Projects, CURAGEN Data and CURAGEN's databases and other information which is not covered by a Valid Claim of a Research Project Patent Right or a CURAGEN Project Patent Right (collectively, "Know-How Information"). Without limitation, Know-How Information may include identification of pathways involved in diseases or protein-protein interactions involved in diseases, which involvement was not previously known by GENENTECH. GENENTECH shall have a right to use Know-How Information for all purposes and CURAGEN hereby grants GENENTECH a nonexclusive, worldwide, sublicensable license to use Know-How Information for such

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          purposes. In the event that GENENTECH or a Sublicensee develops a product which is not covered by a Valid Claim of a Research Project Patent Right, a Valid Claim of a CURAGEN Project Patent Right or a Valid Claim of an Extended Research Patent Right and is not licensed to GENENTECH under a License Agreement or an executed subscription agreement, and which was discovered by GENENTECH or a Sublicensee based directly and materially on its use of such Know-How Information (a "Know-How Information Product"), GENENTECH shall pay to CURAGEN a [XXXXX] on Net Sales of such Know-How Information Product. Without limitation, GENENTECH's development of a product which has the intended biological activity of modifying the outcome of a pathway by binding to a protein or inhibiting protein function and such pathway was directly identified in a Research Project, such product would be a Know-How Information Product subject to the [XXXXX] set forth above, provided that such pathway identification makes a direct and material contribution to the development of such product. Notwithstanding the above, the obligation above to pay a [XXXXX] to CURAGEN on Net Sales of Know-How Information Products shall not apply to GENENTECH if, at the time of receipt by GENENTECH from CURAGEN and first use by GENENTECH in the discovery of such Know-How Information Product, such Know-How Information: (i) was in the public domain; (ii) was known to, or in the possession or control of, GENENTECH (as demonstrated by its written or computer records); (iii) had already been obtained by GENENTECH from sources independent of CURAGEN; or
          (iv) was developed by GENENTECH independently of such Know-How Information (as can be demonstrated by written or computer records). The right contained in this paragraph does not include any license under any patent claims owned or controlled in whole or in part by CURAGEN.

     (d) GENENTECH agrees that, until any such information is in the public domain other than as a result of a disclosure by GENENTECH in violation of this Agreement, an executed subscription agreement or an executed License

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          Agreement, or until GENENTECH discovers or obtains such information independently of CURAGEN without use of CURAGEN Data Sets or Inventions or knowledge thereof, GENENTECH will only utilize Project Data, CURAGEN Data, CURAGEN Project Proprietary Material, Research Project Proprietary Material, Inventions or Patent Rights as expressly provided herein or in an executed License Agreement or executed subscription agreement. CURAGEN agrees that CURAGEN will not utilize any GENENTECH Proprietary Material, Project Data, Research Project Proprietary Material, Research Project Inventions or Research Project Patent Rights other than as expressly provided herein.

     (e) Royalty payments due pursuant to subsection (c) above shall be made to CURAGEN in United States Dollars quarterly within sixty (60) days following the end of each calendar quarter for which royalties are due. Each royalty payment shall be accompanied by a report summarizing the total Net Sales for each Know-How Information Product during the relevant three-month period and the calculation of royalties, if any, due thereon pursuant to this Section 2.1.4. All royalties shall be payable in full in the United States in United States Dollars, regardless of the countries in which sales are made. For the purpose of computing Net Sales for Know-How Information Products sold in a currency other than United States dollars, such currency shall be converted into United States dollars at the exchange rate for buying U.S. dollars set forth in The Wall Street Journal for
                                                    -----------------------
          the last business day of the calendar quarter.

     (f) GENENTECH shall pay royalties with respect to each Know-How Information Product on a country by country basis for a period of [XXXXX] from the first commercial sale of such Know-How Information Product in such country. Following such period, GENENTECH shall have a fully paid-up, irrevocable license in such country to make, have made, use, have used, sell, have sold, offer for sale, import and have imported such Know-How Information Product in such country.

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     (g)  OVERDUE ROYALTIES.  Royalties not paid within the time period set
          -----------------
          forth in this Section 2.1.4 shall bear interest at [XXXXX] accruing monthly, from the due date until paid in full.

     (h) RECORDS RETENTION. AUDITS. GENENTECH shall keep for [XXXXX] from the date of each payment of royalties complete and accurate records of sales by GENENTECH of each Know-How Information Product in sufficient detail to allow the accruing royalties to be determined accurately. CURAGEN shall have the right for a period of [XXXXX] after receiving any report or statement with respect to royalties due and payable to appoint an independent certified public accountant reasonably acceptable to GENENTECH to inspect the relevant records of GENENTECH to verify such report or statement. GENENTECH shall make its records available for inspection by such independent certified public accountant during regular business hours at such place or places where such records are customarily kept, upon reasonable notice from CURAGEN, solely to verify the accuracy of the reports and payments. Such inspection right shall not be exercised more than once in any calendar year nor more than once with respect to sales of any Know-How Information Product in any given payment period. CURAGEN agrees to hold in strict confidence all information concerning royalty payments and reports, and all information learned in the course of any audit or inspection, except to the extent necessary for CURAGEN to reveal such information in order to enforce its rights under this Agreement or if disclosure is required by law, regulation or judicial order. The results of each inspection, if any, shall be binding on both Parties. CURAGEN shall pay for such inspections, except that in the event there is any upward adjustment in aggregate royalties payable for any year shown by such inspection of more than [XXXXX] of the amount paid, GENENTECH shall pay for such inspection.

     2.1.5  Research License.  CURAGEN hereby grants to GENENTECH a non-
            ----------------
exclusive license under CURAGEN Background Inventions and CURAGEN's interest in any Inventions solely during the Term hereof and to the extent necessary to allow GENENTECH to perform its

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obligations under the Research Program and to exercise the rights granted herein, including without limitation, the evaluation hereunder of Research Project Data, CURAGEN Data and Clones.

     2.1.6  Software License.  Any access granted to the GeneScape(R) database
            ----------------
and software hereunder, or any components thereof, is granted according to the following terms:

     The GeneScape(R) database, software and display screens are protected by copyright, patent, trade secret and other intellectual property laws. CURAGEN hereby grants to GENENTECH and its employees a non-exclusive non-transferable license to access the GeneScape(R) database and software solely for the purposes of and during the Term of this Agreement. GENENTECH shall access Project Data Sets and CURAGEN Data Sets only through the GeneScape(R) database and software provided by CURAGEN. GENENTECH shall not copy the GeneScape(R) database, software or display screens except as occurs during the normal course of CURAGEN-provided access. In particular, GENENTECH will not retain such normal copies for a time not reasonably related to CURAGEN-provided access. GENENTECH shall not reverse engineer, decompile, or disassemble the GeneScape(R) software or display screens. The GeneScape(R) database and software embody trade secrets of CURAGEN that are considered Confidential Information of CURAGEN and subject to the provisions of Article 6 hereof.

     2.2  RESEARCH COMMITTEE.
          ------------------

     2.2.1  Establishment and Functions of the RC.
            -------------------------------------

     (a) CURAGEN and GENENTECH shall establish a "Research Committee" (the "RC"). The RC will act on behalf of the two companies and will be responsible for the planning and monitoring of the Research Program. In particular, the activities of the RC shall include reviewing progress in the Research Program and recommending necessary adjustments to the Research Program, including any Research Project substitutions deemed desirable based on results and on GENENTECH's commercial interest, as the research and development progresses.

     (b) In planning and monitoring the Research Program, the RC shall assign tasks and responsibilities taking into account each Party's respective specific capabilities and expertise in order in particular to avoid duplication and enhance efficiency and synergies. The RC shall also monitor the assignment of CURAGEN employees to the Research Program and the allocation of such CURAGEN employees to specific Research Projects.

     2.2.2  RC Membership.
            -------------

     CURAGEN and GENENTECH each shall appoint, in their sole discretion, three
(3) members to the RC, which shall include a Co-Chair to be designated by GENENTECH and a Co-Chair to be designated by CURAGEN. Substitutes or alternates for the Co-Chairs or other RC members may be appointed at any time by notice in writing to the other Party. The Parties may mutually agree to change the size of the RC as long as there shall be an equal number of representatives of each party on the RC. The initial Co-Chairs and other RC members shall be designated by the parties upon execution of this Agreement. CURAGEN shall appoint a Project Coordinator, who shall be reasonably satisfactory to GENENTECH, to serve as the principal CURAGEN liaison with GENENTECH for the Research Program. Such Project Coordinator will be one of CURAGEN's members of the RC.

     2.2.3  Meetings.
            --------

     The RC shall meet once a year in New Haven, Connecticut, and once a year in South San Francisco, California unless the Parties agree otherwise. Any additional meetings shall be held at places and on dates selected by the Co-Chairs of the RC. The RC shall also conduct two meetings a year by conference call, or as otherwise agreed by the RC members. In addition, the RC may act without a formal meeting by a written memorandum signed by the Co-Chairs of the RC. Whenever any action by the RC is called for hereunder during a time period in which the RC is not scheduled to meet, the Co-Chairs of the RC shall cause the RC to take the action in the requested time period by calling a special meeting, conference call or by action without a meeting. Subject to the obligations set forth in Section 4, representatives of each Party, in addition to the members of the RC, may attend RC meetings at the invitation of either Party with the prior approval of the other Party, which shall not be unreasonably withheld.

     2.2.4  Minutes.
            -------

     The RC shall keep accurate minutes of its deliberations which record all proposed decisions and all actions recommended or taken. Drafts of the minutes shall be delivered to the Co-Chairs of the RC within twenty (20) days after the meeting. The Party hosting the meeting shall be responsible for the preparation and circulation of the draft minutes. Draft minutes shall be edited by the Co-Chairs and shall be issued in final form only with their approval and agreement as evidenced by their signatures on the minutes.

     2.2.5  Quorum; Voting; Decisions.
            -------------------------

     At each RC meeting, at least two (2) member(s) appointed by each Party present in person or by telephone shall constitute a quorum and decisions shall be made by majority vote. Each RC member shall have one vote on all matters before the RC, provided that the member or members of each Party present at an RC meeting shall have the authority to cast the votes of any of such Party's members on the RC who are absent from the meeting. Notwithstanding the foregoing, the objective of the Parties to this Agreement is that decisions of the RC shall be made by consensus. However, except as otherwise set forth herein, in the event that the RC is unable to resolve any matter before it as set forth above, such matter shall be resolved by GENENTECH, taking into reasonable consideration the best interests of both GENENTECH and CURAGEN. Notwithstanding the foregoing, no project shall become a Research Project without the express consent of both GENENTECH and CURAGEN; provided, however, that CURAGEN shall consent to any reasonable proposed Research Project which is not substantially similar to a project that is ongoing, planned internally solely by CURAGEN, the subject of active negotiation with a third party or subject to a prior commitment to a third party, all the above as evidenced by written or computer records, and which would not violate a prior restriction under an agreement with a third party.

     2.2.6  Expenses.
            --------

     CURAGEN and GENENTECH shall each bear all expenses of their respective RC members related to their participation on the RC and attendance at RC meetings.

     2.2.7  Record Keeping.
            --------------

     Throughout the Term of this Agreement the Parties will maintain a list of Research Projects and start dates and completion dates thereof, Exclusive Data Sets, Exclusive Evaluation

Periods and extensions thereof, Option Periods and extensions thereof and Optioned Clones. Such task shall be performed by the RC unless otherwise mutually agreed by the Parties.

     2.3    RESEARCH TERM.
            -------------

     2.3.1  Term of the Research Program.
            ----------------------------

     The Research Program shall expire five (5) years after the Effective Date unless extended as provided below or unless earlier terminated by either Party by virtue of termination of the Research Program or this Agreement pursuant to the provisions of Sections 2.3.3 or 2.3.4 and/or Article 8 (the "Research Term").

     2.3.2  Extension of the Research Program.
            ---------------------------------

     The Research Term may be extended upon prior [XXXXX] written notice by mutual agreement of the Parties on terms to be agreed upon between the Parties.

     2.3.3  Termination of the Research Program.
            -----------------------------------

     (a) GENENTECH may terminate the Research Program at its sole discretion effective upon the 18 month anniversary of the Effective Date by giving written notice to CURAGEN within one (1) month prior to such date and by: (i) paying CURAGEN up to Three Million Seven Hundred and Fifty Thousand Dollars ($3,750,000) in cash within thirty (30) days of giving CURAGEN such written notice of termination and/or
            (ii) forgiving up to Three Million Seven Hundred and Fifty Thousand Dollars ($3,750,000) of any outstanding balance under the Loan pursuant to a written instrument delivered to CURAGEN within thirty
            (30) days of giving CURAGEN such written notice of termination, in any combination of (i) and (ii) such that the combined payment and forgiveness amounts total Three Million Seven Hundred and Fifty Thousand Dollars ($3,750,000). In the event that, as of one month following such termination date (the "Section 2.3.3(a) Balance Date"), the outstanding balance under the Loan is less than $3,750,000, GENENTECH will forgive the amount of such outstanding balance and may, in lieu of or in addition to paying cash as specified in (i) above, elect to pay the balance of the $3,750,000 by transferring back to CURAGEN within ten (10) days of the Section 2.3.3(a) Balance Date, shares of CURAGEN stock received by GENENTECH pursuant to the terms of the Note at the value (as determined

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            pursuant to the terms of the Note) as of the Section 2.3.3(a)
            Balance Date in an amount necessary to bring the combined forgiveness, cash payment and payment in stock amounts to a total of $3,750,000. Any such early termination of the Research Program shall automatically terminate any ongoing Exclusive Evaluation Periods hereunder. In addition, all but [XXXXX] existing on the effective date of such termination shall be terminated and GENENTECH may elect which [XXXXX] shall survive upon notice given to CURAGEN prior to termination. All of GENENTECH's rights under this Agreement with respect to such [XXXXX] shall be unaffected by any such termination and any License Agreement executed prior to any such termination shall survive such termination.

     (b) Provided that GENENTECH has elected to proceed under Section 2.3.4(a)(iii) on the third anniversary of the Effective Date, GENENTECH may terminate the Research Program at its sole discretion at any time after the third anniversary of the Effective Date upon three (3) months prior written notice to CURAGEN. Any such early termination of the Research Program shall not affect GENENTECH's rights under any Exclusive Evaluation Periods or any Option Periods then ongoing, any License Agreement executed between the Parties prior to such termination or any Options that have been exercised prior to such termination for which the License Agreement has not yet been executed; provided, however, that any surviving Exclusive Evaluation Periods shall not be extendible pursuant to Section 2.4.2.

     2.3.4  Rights at Third and Fifth Anniversary
            -------------------------------------

     (a) Upon the third anniversary of the Effective Date, unless previously terminated, GENENTECH shall have three choices for how to proceed with respect to continuation or termination of the Research Program and/or this Agreement:

            (i) GENENTECH may, by written notice given within thirty (30) days prior to such third anniversary date, terminate the Research Program and this Agreement and all licenses granted pursuant to any executed License

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                 Agreement and all Exclusive Evaluation Periods and Options
                 granted pursuant to this Agreement. No payment will be due CURAGEN.

            (ii) GENENTECH may terminate the Research Program by written notice given within thirty (30) days prior to such third anniversary date, but if GENENTECH: (x) pays CURAGEN up to $7,500,000 in cash within 30 days of the third anniversary date and/or (y) forgives up to $7,500,000 of any outstanding balance under the Loan (as defined in Section 3.2 below) pursuant to a written instrument delivered to CURAGEN within 30 days of such third anniversary date, in any combination of (x) and (y) such that the combined payment and forgiveness amounts total $7,500,000, then GENENTECH's termination of the Research Program shall not affect GENENTECH's rights under any Exclusive Evaluation Periods or any Option Periods then ongoing, any License Agreement executed between the Parties prior to such termination, or any Options that have been exercised by GENENTECH prior to such termination for which the License Agreement has not yet been executed; provided, however, that any such Exclusive Evaluation Periods shall not be extendible pursuant to Section 2.4.2. In the event that, as of one month following such termination date (the "Section 2.3.4(a)(ii) Balance Date"), the outstanding balance under the Loan is less than $7,500,000, GENENTECH will forgive the amount of such outstanding balance and may, in lieu of or in addition to paying cash as specified in (x) above, elect to pay the balance of the $7,500,000 by transferring back to CURAGEN within ten
                 (10) days of the Section 2.3.4(a)(ii) Balance Date, shares of CURAGEN stock received by GENENTECH pursuant to the terms of the Note at the value (as determined pursuant to the terms of the Note) as of the Section 2.3.4(a)(ii) Balance Date in an amount necessary to bring the combined forgiveness, cash payment and payment in stock amounts to a total of $7,500,000. All provisions of this Agreement governing such Exclusive Evaluation
                                       24

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                  Periods, Option Periods, Options and related license rights shall continue in full force and effect.

            (iii) GENENTECH may continue with the Research Program and this
                  Agreement in their entirety and retain its rights in any Exclusive Evaluation Periods and any Option Periods then ongoing, any License Agreement executed between the parties prior to such termination and any Options that have been exercised by GENENTECH prior to such early termination for which the License Agreement has not yet been executed. Under this choice, GENENTECH shall: (x) pay CURAGEN up to $7,500,000 in cash within 30 days of the third anniversary date and/or
                  (y) forgive up to $7,500,000 of any outstanding balance under the Loan pursuant to a written instrument delivered to CURAGEN within 30 days of such third anniversary date, in any combination of (x) and (y) such that the combined payment and forgiveness amounts total $7,500,000. In the event that, as of one month following such termination date (the "Section 2.3.4(a)(iii) Balance Date"), the outstanding balance under the Loan is less than $7,500,000, GENENTECH will forgive the amount of such outstanding balance and may, in lieu of or in addition to paying cash as specified in (x) above, elect to pay the balance of the $7,500,000 by transferring back to CURAGEN within ten (10) days of the Section 2.3.4(a)(iii) Balance Date, shares of CURAGEN stock received by GENENTECH pursuant to the terms of the Note at the value (as determined pursuant to the terms of the Note) as of the Section 2.3.4(a)(iii) Balance Date in an amount necessary to bring the combined forgiveness, cash payment and payment in stock amounts to a total of $7,500,000. Under this Section 2.3.4(a)(iii) only, the maximum principal amount on the Loan shall increase to Twenty-Six Million Dollars as described in
                  Section 3.2(a).

     (b) In the event that the Research Program does not terminate as set forth in Section 2.3.3 or Section 2.3.4(a)(i) or (ii), upon the fifth anniversary of the Effective Date,

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            the Research Program, this Agreement and all licenses to any
            Licensed Clones optioned pursuant to Section 7.1 from an Exclusive Data Set which was completed after the third anniversary of the Effective Date and all licenses to any Licensed Clones licensed to GENENTECH without an Option from any such Exclusive Data Set completed after the third anniversary of the Effective Date, shall terminate as of such fifth anniversary date unless GENENTECH: (i) pays CURAGEN up to an additional Seven Million Five Hundred Thousand Dollars ($7,500,000) in cash within thirty (30) days of such fifth anniversary date and/or (ii) forgives up to an additional Seven Million Five Hundred Thousand Dollars ($7,500,000) of any outstanding balance under the Loan pursuant to a written instrument delivered to CURAGEN within thirty (30) days of such fifth anniversary date, in any combination of (i) and (ii) such that the combined payment and forgiveness amounts total an additional Seven Million Five Hundred Thousand Dollars ($7,500,000). In the event that, as of such termination date, the outstanding balance under the Loan is less than $7,500,000, GENENTECH will forgive the amount of such outstanding balance and may, in lieu of or in addition to paying cash as specified in (i) above, elect to pay the balance of the $7,500,000 by transferring back to CURAGEN within ten (10) days of such termination date, shares of CURAGEN stock received by GENENTECH pursuant to the terms of the Note at the value (as determined pursuant to the terms of the Note) as of such termination date in an amount necessary to bring the combined forgiveness, cash payment and payment in stock amounts to a total of $7,500,000. Such termination shall not affect GENENTECH's rights under any Exclusive Evaluation Period, Option Period or License Agreement then ongoing which relates to a Data Set completed prior to the third anniversary of the Effective Date, and all provisions of this Agreement governing such Exclusive Evaluation Periods, Option Periods, Options and related license rights shall continue in full force and effect.

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     2.3.5  Effect of Termination.
            ---------------------

     (a)    Upon any termination of the Research Program pursuant to Section
            2.3.3 or 2.3.4, GENENTECH shall grant to CURAGEN a license as set forth in Section 7.5 under GENENTECH's rights in Research Project Patent Rights and Research Project Inventions to the extent not previously granted to CURAGEN or not expressly retained by GENENTECH pursuant to the terms of Sections 2.3.3 or 2.3.4 of this Agreement. [XXXXX]

     (b)    Any termination of the Research Program under Section 2.3.3 or
            Section 2.3.4 shall be without prejudice to the rights of either Party against the other, then accruing or otherwise accrued under this Agreement and upon any such termination, all remaining GENENTECH Proprietary Material provided to CURAGEN under this Agreement shall be returned to GENENTECH or destroyed, except as provided in Section 7.5, and all remaining CURAGEN Project Proprietary Material and Research Project Proprietary Material provided to GENENTECH under this Agreement shall be returned to CURAGEN or destroyed, except for any CURAGEN Project Proprietary Material or Research Project Proprietary Material licensed pursuant to an executed License Agreement or which is the subject of a surviving Evaluation Period or Option.

     2.4    PROJECT DATA EVALUATIONS.
            ------------------------

     2.4.1  Exclusive Access.  From the time at which a Research Project is
            ----------------
begun and continuing through a [XXXXX] which shall commence at the beginning of the calendar quarter following the calendar quarter in which delivery of a proper notice of a complete Project Data Set is made pursuant to Section 2.1.2(c) and access to such complete Project Data Set is given to GENENTECH (the "Exclusive Evaluation Period"), GENENTECH shall have the right

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to use all Project Data, Research Project Inventions and Research Project
Material related to such Research Project to evaluate Clones and the proteins encoded thereby and derived therefrom for potential licensing. During each Exclusive Evaluation Period, CURAGEN (a) shall not use such Project Data Set (which, during such Exclusive Evaluation Period shall be an Exclusive Data Set) and related Research Project Proprietary Material for any purpose other than conducting the Research Program hereunder and (b) shall keep such Project Data Set and related Research Project Inventions and Research Project Proprietary Material confidential and will not disclose or transfer the Project Data Set, or related Research Project Inventions and Research Project Proprietary Material to third parties by publication or otherwise, without the prior written consent of GENENTECH. Notwithstanding the foregoing, CURAGEN shall have the right during such Exclusive Evaluation Period to use, but not to transfer to third parties (except pursuant to an agreement with a third party who has identified such Clone independently of the Project Data), all Clones or the proteins derived therefrom, outside of the Research Program as part of CURAGEN's libraries for internal, general, non-directed research purposes (including, without limitation, full length cloning, expression analysis, protein-protein interactions and drug screening). For example, but without limitation, inclusion of the Clone together with other clones in research to determine multiple protein-protein interactions, or inclusion of the Clone together with other clones in a screen against one or more molecules to determine inhibition would be "non-directed" research, whereas activities associated with choosing a specific Clone and conducting research to elucidate the biological activity of such Clone (e.g., generating antibodies to the Clone, testing the Clone or protein encoded thereby in preclinical models, enriching libraries with such Clone to purposefully look for proteins which bind to such Clone) would be considered "directed" research and CURAGEN shall not be permitted to perform such activities under this Section 2.4.1. CURAGEN shall keep GENENTECH reasonably informed of the results of any such research and patent applications and patents relating to such research on a confidential and timely basis in order to allow GENENTECH to make informed decisions regarding the exercise of its option and license rights hereunder. All inventions conceived or made during such research which relate to the Clone, the proteins derived therefrom (including antibodies), homologs or mutants with substantially the same biological activity as such Clone, or uses thereof, shall be deemed Research Project Inventions subject to GENENTECH's option rights for such Clone under Article 7. All other inventions from such research shall be Extended Research Inventions and GENENTECH will have rights to such Extended Research Inventions and Extended Research Patent Rights resulting therefrom as provided in Article 7 hereof and in Section 2.3 of the License Agreement attached hereto as Appendix C.

     2.4.2  Extensions.  GENENTECH may elect to extend the Exclusive Evaluation
            ----------
Period for any Project Data Set that has become an Exclusive Data Set, and all rights thereunder, for an additional twelve (12) months by giving written notice to CURAGEN and making a payment of [XXXXX] to CURAGEN prior to expiration of the initial Exclusive Evaluation Period for such Project Data Set. An Exclusive Evaluation Period will be automatically extended for up to three months in order to allow the completion of any reasonable requests for confirmation of data made by GENENTECH during the primary twelve-month period of such Exclusive Evaluation Period.

            2.4.3  Non-exclusive Access.  Following the expiration of the
                   --------------------
Exclusive Evaluation Period for a Project Data Set, GENENTECH shall continue to have non-exclusive access to such Project Data Set solely through the GeneScape(R) database and solely for the purpose of identifying Clones of interest to GENENTECH in such Data Set, or to the extent otherwise set forth in an executed subscription agreement. However, the preceding restriction shall not apply to any information which becomes part of the public domain other than as a result of a disclosure by GENENTECH in violation of this Agreement, an executed License Agreement or an executed subscription agreement.

     2.4.4. Data Annotations.  Upon the expiration of the Exclusive Evaluation
            ----------------
Period for each Project Data Set, CURAGEN shall furnish to GENENTECH reasonable descriptions of the Project Data Set to be included as annotations in the GeneScape(R) database with the Project Data Set. GENENTECH shall have a period of [XXXXX] to review such descriptions and advise CURAGEN of reasonable objections. CURAGEN shall not include in the GeneScape(R) database any descriptions, or portions thereof, to which GENENTECH reasonably objects. CURAGEN shall not include any Confidential Information of GENENTECH (as defined in Section 4.1 below) in any annotation.

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     2.5    CURAGEN PROJECTS.
            ----------------

     2.5.1  Access.  GENENTECH shall have the option, for such reasonable period
            ------
or periods as CURAGEN may specify, to review specified proprietary CURAGEN Data Sets and related CURAGEN Project Inventions, which are offered by CURAGEN in its sole discretion to GENENTECH for review and to request exclusive access thereto. Such option shall be exercisable as set forth in Section 2.5.2 below.

     2.5.2  Exclusive Evaluation Option.  Subject to any rights which CURAGEN
            ---------------------------
may grant or have granted to third parties, GENENTECH may request at any time during the time period specified by CURAGEN (as described in Section 2.5.1) that it receive exclusive access to any CURAGEN Data Set offered to GENENTECH pursuant to Section 2.5.1. Such exclusive access to such CURAGEN Data Set shall be granted to GENENTECH for an Exclusive Evaluation Period of [XXXXX] commencing upon CURAGEN's receipt of written notice from GENENTECH and payment of an exclusive evaluation fee of [XXXXX], unless GENENTECH is notified by CURAGEN at any time prior to CURAGEN's receipt of GENENTECH's written notice that exclusive access to such CURAGEN Data Set is no longer available as a result of CURAGEN's agreements with third parties existing at the time of the request. During each Exclusive Evaluation Period, CURAGEN (a) shall not use such CURAGEN Data Set (which, during such Exclusive Evaluation Period shall be an Exclusive Data Set) and related CURAGEN Project Proprietary Material for any purpose other than conducting the Research Program hereunder and (b) shall keep such CURAGEN Data Set and related CURAGEN Project Inventions and CURAGEN Project Proprietary Material confidential and will not disclose or transfer the CURAGEN Data Set, or related CURAGEN Project Inventions and CURAGEN Project Proprietary Material to third parties by publication or otherwise, without the prior written consent of GENENTECH. Notwithstanding the foregoing, CURAGEN shall have the right during such Exclusive Evaluation Period to use, but not transfer to third parties (except pursuant to an agreement with a third party who has identified such Clone independently of the CURAGEN Data) all Clones or the proteins derived therefrom, outside of the Research Program as part of CURAGEN's libraries for internal, general, non-directed research purposes (including, without limitation, full length cloning, protein-protein interactions and drug screening). For example, but without limitation, inclusion of the Clone together with other clones in research to

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determine multiple protein-protein interactions, or inclusion of the Clone together with other clones in a screen against one or more molecules to determine inhibition would be "non-directed" research, whereas activities associated with choosing a specific Clone and conducting research to elucidate the biological activity of such Clone (e.g., generating antibodies to the Clone, testing the Clone or protein encoded thereby in preclinical models, enriching libraries with such Clone to purposefully look for proteins which bind to such Clone) would be considered "directed" research and CURAGEN shall not be permitted to perform such activities under this Section 2.5.2. Such research shall be Extended Research, and GENENTECH shall have rights to such Extended Research and Extended Research Inventions and Extended Research Patent Rights resulting therefrom as provided in Article 7 hereof and in Section 2.3 of the License Agreement attached hereto as Appendix C. CURAGEN shall keep GENENTECH
                                     ----------
reasonably informed of the results of any such Extended Research and Extended Research Patent Rights on a confidential and timely basis in order to allow GENENTECH to make informed decisions regarding the exercise of its option and license rights hereunder.

     2.5.3  Extensions.  GENENTECH may elect to extend the Exclusive Evaluation
            ----------
Period for any CURAGEN Data Set for an additional [XXXXX] by giving written notice to CURAGEN and making a second payment of [XXXXX] to CURAGEN prior to expiration of the initial Exclusive Evaluation Period for such CURAGEN Data Set. An Exclusive Evaluation Period will be automatically extended for up to [XXXXX] in order to allow the completion of any reasonable requests for confirmation of data made by GENENTECH during the primary [XXXXX] period of such Exclusive Evaluation Period. Following the expiration of the Exclusive Evaluation Period for a CURAGEN Data Set, GENENTECH shall have no access to or right to use such CURAGEN Data Set, other than as expressly permitted in an executed License Agreement.

     2.6    DATA FROM PREVIOUS PROJECTS.  Pursuant to the Collaboration
            ---------------------------
Agreements, CURAGEN has generated the data sets listed on Appendix D hereto and
                                                          ----------
has provided such data sets to GENENTECH. Notwithstanding any other provision of the Collaboration Agreements between the Parties, such data sets shall be deemed Project Data Sets for all purposes hereunder and shall be deemed completed as of the date indicated for each data set on Appendix D. GENENTECH
                                                        ----------
shall have exclusive access to all such Project Data Sets for Exclusive
Evaluation

                       Confidential Treatment Requested
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Periods commencing on such indicated completion dates and continuing as provided in Section 2.4, and shall have evaluation and option rights as otherwise provided for Project Data Sets herein.

                              3.  FINANCIAL TERMS

     3.1  EQUITY INVESTMENT.  GENENTECH agrees to make an equity investment in
          -----------------
CURAGEN in the amount of Five Million Dollars ($5,000,000), such investment to be made in a transaction exempt from registration under the Securities Act of 1933 pursuant to the terms of a stock purchase agreement in substantially the form of Appendix F hereto.

     3.2  LOAN COMMITMENT.  As partial consideration for rights granted
          ---------------
hereunder, GENENTECH hereby commits to the following:

     (a) GENENTECH shall, subject to the terms set forth below, make funds available to CURAGEN for general corporate purposes in the form of a loan or loans to CURAGEN in an amount up to Twenty-One Million Dollars ($21,000,000.00) (the "Loan"). Unless this Agreement or the Research Program has been terminated for any reason (except that in the event of termination pursuant to Section 2.3.3(a) or 2.3.4(a), CURAGEN shall be permitted to continue to draw down the Loan for a period of thirty
          (30) days following any such notice of termination under Section 2.3.3(a) or Section 2.3.4(a)), and subject to the drawdown limits discussed below, CURAGEN may, in such amounts and at such times as CURAGEN, in its sole discretion, may determine, draw down the balance of the Loan over a period of five (5) Loan Years (as defined below) following the Effective Date. For the purposes of this section, a "Loan Year" commences on the Effective Date or an anniversary thereof and terminates twelve months later. GENENTECH shall not be obligated to advance more than Nine Million Dollars ($9,000,000) in the first Loan Year, or more than a total Sixteen Million Dollars ($16,000,000) in the first two Loan Years or to advance any funds under the Loan at any time during which an Event of Default (as defined in the Note) has occurred and is continuing under the Note (defined below). Additionally, in the event that a temporary restraining order or preliminary injunction is entered against CURAGEN by a court of competent jurisdiction, the effect of which is to enjoin CURAGEN from utilizing its

                       Confidential Treatment Requested
          proprietary genomics technologies such that it is substantially unable to perform the Research Program, for as long as such temporary restraining order or preliminary injunction remains outstanding GENENTECH shall not be obligated to advance any funds under the Loan. GENENTECH's obligation to advance any funds under the Loan shall terminate upon the earlier to occur of (i) the last day of the fifth Loan Year, (ii) CURAGEN's receipt of notice of termination or the expiration of the Research Program or this Agreement, or (iii) termination or the expiration of the Research Program or this Agreement, except that in the event of termination pursuant to Section 2.3.3(a) or 2.3.4(a), CURAGEN shall be permitted to continue to draw down the Loan for a period of thirty (30) days following notice of such termination under Section 2.3.3(a) or Section 2.3.4(a). Notwithstanding the foregoing, if GENENTECH has elected to continue this Agreement pursuant to Section 2.3.4(a)(iii), the maximum principal amount of the Loan will be increased to a total of Twenty-Six Million Dollars ($26,000,000.00), and CURAGEN may thereafter draw down the balance of such principal amount subject to the conditions described above.

     (b) On the Effective Date, CURAGEN shall execute and deliver to GENENTECH an unsecured note, substantially in the form set forth in Appendix B
                                                                    ----------
          attached hereto and made a part hereof (the "Note"), evidencing the Loan. The schedule attached to the Note shall be revised each time any amount is drawn down under the Loan and each time any amount is repaid.

     (c) In the event that CURAGEN makes any repayment hereunder in CURAGEN Convertible Non-Voting Common Stock and CURAGEN is eligible to file a registration statement on Form S-3 (or successor short form) at the time of repayment, then within [XXXX] of the repayment date, CURAGEN shall file a registration statement on Form S-3 covering the resale by GENENTECH of the shares issuable upon conversion of any shares of Convertible Non-Voting Common Stock so delivered to GENENTECH.

                       Confidential Treatment Requested

     3.3  ADDITIONAL RESEARCH FUNDING.
          ---------------------------

     In partial consideration of the work to be done by CURAGEN in the Research Program, GENENTECH will pay CURAGEN non-refundable research payments of [XXXXX] [XXXXX] in the Staffing Level above [XXXXX] FTEs. Such payments will be made quarterly in advance, commencing on the first day of any calendar quarter in which the Staffing Level is to increase above [XXXXX], and on or before the first day of each calendar quarter thereafter. [XXXXX] In the event that the Staffing Level is to change during any calendar quarter, such payment shall be pro-rated accordingly, if necessary, based on the above-specified level of funding per FTE. GENENTECH will fund its own activities under the Research Program.

     3.4  ADDITIONAL ADVANCE.
          ------------------

     Notwithstanding the provisions of Section 3.2(a), in the event that, during the term of the Loan, CURAGEN completes a public offering of shares of CURAGEN Common Stock after any portion of the Note has been converted to CURAGEN Series F Preferred Stock (the "Conversion Shares") pursuant to Section 6 of the Note, GENENTECH shall, upon the written request of CURAGEN received within thirty (30) days of such event (the "Redemption Notice"), advance to CURAGEN, under the terms of the Note and Section 3.2(a) hereof, the aggregate Redemption Price (as defined in the Certificate of Designation for the Series F Preferred Stock) of the Conversion Shares (the "Redemption Amount"). CURAGEN shall use the Redemption Amount received from GENENTECH solely for the purpose of repurchasing the Conversion Shares from GENENTECH. CURAGEN shall repurchase the Conversion Shares, and GENENTECH shall sell and deliver the Conversion Shares to CURAGEN, for a price equal to the Redemption Amount contemporaneously with the advance of the Redemption Amount.

                       Confidential Treatment Requested

                   4.  TREATMENT OF CONFIDENTIAL INFORMATION

     4.1  CONFIDENTIAL INFORMATION.  During the course of the Research Program,
          ------------------------
or in discussions concerning Exclusive Data Sets, each Party may disclose to the other proprietary technical, research and business information, including but not limited to information contained in Data Sets (which Data Set information shall be deemed Confidential Information of CURAGEN), (collectively, "Confidential Information"). For a period of [XXXXX] after the receipt of any such Confidential Information, except as expressly permitted hereunder, the receiving Party shall keep confidential all such Confidential Information of the other Party and will not disclose such Confidential Information of the other Party to third parties by publication or otherwise. Each Party further agrees not to use Confidential Information of the other Party for any purpose other than conducting or evaluating research hereunder, evaluating and analyzing Data Sets or exercising any rights granted to it or reserved by it under this Agreement. Notwithstanding the foregoing, it is understood and agreed that the receiving Party's obligations of confidentiality and nonuse herein shall not apply to any information which:

     (a) is, at the time of disclosure by the disclosing Party hereunder, or thereafter becomes, a part of the public domain or publicly known or available through no fault or negligence of the receiving Party or any of its Affiliates; or

     (b) was otherwise in the receiving Party's lawful possession prior to disclosure by the disclosing Party, as demonstrated by the receiving Party's written records; or

     (c) is lawfully disclosed to the receiving Party on a non-confidential basis by a third party who is not in violation of an obligation of confidentiality to the disclosing Party relative to such information.

Each Party may disclose the other Party's Confidential Information to the extent reasonably necessary to comply with applicable government law or regulations, provided that prompt notice of any such disclosure shall be given to the other Party. Information disclosed other than in written or electronic form shall be subject to the terms of this Section 4.1 only if confirmed in

                       Confidential Treatment Requested
writing to other Party within thirty (30) days of initial disclosure and specifying with particularity that Confidential Information disclosed other than in written form which is subject to the provisions of this Section 4.1.

     4.2  PUBLICATIONS.  It is expected that each Party may wish to publish the
          -------------
results of the research under this Agreement. In order to safeguard intellectual property rights, the Party wishing to publish or otherwise publicly disclose the results of its research hereunder shall first submit a draft of the proposed manuscripts to the RC for each Party's review, comment and consideration of appropriate patent action at least [XXXXX] prior to any submission for publication or other public disclosure. Within [XXXXX] of receipt of the prepublication materials, the RC will advise the Party seeking publication as to whether a patent application will be prepared and filed or whether trade secret protection should be pursued and, if so, the RC will, in cooperation with both parties, determine the appropriate timing and content of any such publications. CURAGEN shall have the right to reasonably withhold consent for publications based primarily upon CURAGEN Projects. CURAGEN shall also have the right to reasonably withhold consent for publication of QEA/GeneCalling or MIM/PathCalling data. Each Party shall have the right to reasonably withhold consent for publication of its own Confidential Information provided to the other Party hereunder. Consent to all other publications regarding Clones shall be governed by the RC as indicated above in this Section.

     4.3  PRESS RELEASE AND REGULATORY FILINGS.  The Parties shall mutually
          -------------------------------------
agree on a press release announcing the execution of this Agreement and on any confidential treatment request to be filed with the Securities and Exchange Commission with respect to this Agreement. Once any such written statement is approved for disclosure by both Parties, either Party may make subsequent public disclosures of the contents of such statement without the further approval of the other Party. Neither Party shall make any disclosure of the terms of this Agreement except as required by applicable law or as set forth above without the prior written consent of the other Party.

                       Confidential Treatment Requested

                       5.  INTELLECTUAL PROPERTY RIGHTS

     5.1  GENENTECH PROPRIETARY MATERIAL.  mRNA pools extracted by CURAGEN from
          ------------------------------
a GENENTECH Proprietary Material in the performance of the Research Program and full-length genes cloned by GENENTECH using any Clone shall be GENENTECH Proprietary Material. All other substances made by CURAGEN in the performance of the Research Program shall be Research Project Proprietary Material and all other substances made by GENENTECH shall be GENENTECH Proprietary Material. Except as provided in Section 7.5 or in an executed License Agreement, GENENTECH Proprietary Material shall remain the property of GENENTECH, and CURAGEN shall use such GENENTECH Proprietary Material only for the purpose of conducting the Research Program hereunder or as otherwise permitted herein, and shall not transfer GENENTECH Proprietary Material to any other person or entity.

     5.2  CURAGEN PROJECT PROPRIETARY MATERIAL AND RESEARCH PROJECT PROPRIETARY
          ---------------------------------------------------------------------
MATERIAL.
--------

     (a) CURAGEN Project Proprietary Material shall remain the property of CURAGEN and GENENTECH shall use such CURAGEN Project Proprietary Material only for purposes relating to performance of the Research Program, evaluation of the CURAGEN Data, the exercise of the option provided in Section 7.1, or pursuant to the terms of an executed License Agreement. GENENTECH shall not transfer CURAGEN Project Proprietary Material to any other person or entity except in connection with rights granted to GENENTECH pursuant to an executed License Agreement. CURAGEN shall not transfer to any third party or otherwise use CURAGEN Project Proprietary Material during an Exclusive Evaluation Period or Option Period except as otherwise permitted herein.

     (b) Research Project Proprietary Material shall remain the property of CURAGEN and GENENTECH shall use such Research Project Proprietary Material only for purposes relating to performance of the Research Program, evaluation of the Project Data, the exercise of the option provided in Section 7.1, or pursuant to the terms of an executed License Agreement. GENENTECH shall not transfer

          Research Project Proprietary Material to any other person or entity except in connection with rights granted to GENENTECH pursuant to an executed License Agreement. CURAGEN shall not transfer to any third party or otherwise use Research Project Proprietary Material during an Exclusive Evaluation Period or Option Period except as otherwise permitted herein.

     5.3  INVENTIONS.  Each Party shall promptly disclose to the other Party all
          -----------
Inventions. During the term of any Exclusive Evaluation Period or relevant Option Period, CURAGEN shall not use Research Project Inventions, Project Data, CURAGEN Project Inventions or CURAGEN Data to support patent filings made by CURAGEN outside the Research Program without GENENTECH's express prior written consent. GENENTECH shall not at any time use Research Project Inventions, Project Data, CURAGEN Project Inventions or CURAGEN Data to support patent filings made by GENENTECH outside the Research Program except to the extent that such filings relate to Licensed Clones or corresponding Licensed Products. Except as set forth in Sections 5.1 and 5.2, (i) all Research Project Inventions, and Research Project Patent Rights shall be owned jointly by CURAGEN and GENENTECH; and (ii) all CURAGEN Project Inventions and CURAGEN Project Patent Rights shall be owned by CURAGEN. Inventorship of Patent Rights shall be agreed upon in good faith by the Parties prior to the filing of each new patent application in accordance with applicable law. The rights and interests of CURAGEN and GENENTECH in Inventions shall be subject to the provisions of
Article 7.

             6.  PROVISIONS CONCERNING THE FILING, PROSECUTION AND
                         MAINTENANCE OF PATENT RIGHTS

     6.1  APPLICABILITY.  The provisions of this Section 6 shall be applicable
          -------------
to all Inventions and Patent Rights unless and until (i) they become subject to a License Agreement, whereupon the License Agreement will govern the rights of the parties with respect to the subject matter thereof, or (ii) the relevant Research Project is completed and the relevant Exclusive Evaluation Period expires and the relevant Option Period, if any, expires, whereupon this Section 6 shall cease to apply with respect to Inventions and Patent Rights relating to such Research Project or License Agreement.

     6.2  PATENT FILING.
          -------------

     (a) CURAGEN shall have the responsibility to prepare, file, prosecute, obtain and maintain U.S. and foreign patent applications and patents on Inventions at its sole expense. Initial patent filings shall be made in the form of a regular CFR Rule 1.51 U.S. Priority patent application or a provisional application, as determined by the Patent Coordinators. The Patent Coordinators for each Party will be designated by such Party from time to time. Patent applications will be perfected by making, as soon as available, an ATCC deposit of at least such Clone(s) as reasonably agreed by the Patent Coordinators, and by making any subsequent application filings necessary to perfect U.S. or foreign priority patent rights in the countries of Europe that are members of the European Patent Organization, Japan, Canada, Mexico and at least such other countries as mutually agreed by the Parties. GENENTECH agrees to provide reasonable and timely assistance and cooperation to CURAGEN to facilitate such filing, prosecution and maintenance, including without limitation, the execution of appropriate powers of attorney. CURAGEN agrees that any such preparation, filing, prosecution and maintenance shall be conducted diligently and in a timely fashion. GENENTECH shall be kept fully informed by CURAGEN of the progress of all patent filings and prosecution hereunder and shall be provided with copies of all material documents pertaining thereto including, without limitation, information regarding inventorship, sequences and sequence listings, serial numbers, filing dates, foreign filing licenses and copies of patent applications, until the end of the Exclusive Evaluation Period, and for any Invention which becomes subject to an Option, until the end of the Option Period. GENENTECH shall be given the opportunity, whenever practical, to review and comment in advance on any patent filings or other correspondence with the patent office during such periods and CURAGEN shall use reasonable efforts to incorporate any comments provided by GENENTECH. CURAGEN shall pursue its priority to claims on Inventions by filing all necessary interferences and opposition papers, motions and the like.

          Any proposed interference settlement agreement relating to Inventions subject to potential Option by GENENTECH hereunder will be reviewed by the RC.

     (b)  If CURAGEN is unable to file patent applications as set forth in
          Section 6.2(a) on a timely basis despite diligent efforts concerning Inventions made regarding Clones where the majority of the sequencing of such Clones has taken place at GENENTECH, GENENTECH shall have the option to prepare, file, prosecute, obtain and maintain patent applications and patents on Inventions in the same manner as described in Section 6.2(a) above at any time for any such Inventions by giving written notice thereof to GENENTECH. Following the receipt of such notice and the election of such option by GENENTECH, GENENTECH shall have the right to prepare, file, prosecute, obtain and maintain the patent application(s) and patent(s) identified in the notice, at its sole expense, on behalf of the owner of the Invention, subject to the rights granted herein, until the end of the Exclusive Evaluation Period, and for any Invention which becomes subject to an Option, until the end of the Option Period. CURAGEN shall be given the opportunity to review and comment in advance on any patent filings or other correspondence with the patent office during such periods and GENENTECH shall use reasonable efforts to incorporate any comments provided by CURAGEN.

     (c) The Parties shall mutually agree before permitting any patent application or patent within Patent Rights to lapse as well as before authorizing any amendment to any patent application or patent within Patent Rights that would irrevocably limit the lawful scope of the Patent Rights, until the end of the Exclusive Evaluation Period, and for any Invention which becomes subject to an option, until the end of the Option Period.

     (d) No Party shall have any obligation under this Agreement to pay any fees or costs: (i) for bringing a lawsuit or other action to enforce any of the Patent Rights against an actual or suspected infringement or (ii) for any other Party to obtain for its own benefit independent business or legal advice concerning any of the Patent Rights.

     6.3   NOTICE OF INFRINGEMENT.  If either Party learns of any infringement
           ----------------------
or threatened infringement by a third party of the patents within Patent Rights, such Party shall promptly notify the other Party and shall provide such other Party with available evidence of such infringement.

     6.4   INFRINGEMENT.  CURAGEN shall have all rights, at its own expense, to
           ------------
bring suit (or other appropriate legal action) against any actual or suspected infringement of the Patent Rights except as may be provided in a License Agreement executed by the Parties.

     6.5   COOPERATION.  Each Party shall execute all papers and perform such
           -----------
other acts as may be reasonably required to file and prosecute any patent applications as provided in Section 6.2 and to maintain any infringement suit brought in accordance with Section 6.4 above (including giving legal consent for bringing such suit, and agreeing to be named as a plaintiff or otherwise joined in such suit), and at its option and expense, may be represented in such suit by counsel of its choice.

                            7.  OPTION TO GENENTECH

     7.1   OPTION GRANT.
           ------------

     7.1.1 Option.  Subject to rights third parties have obtained by virtue of
           ------
access to other CURAGEN Data Sets, data sets resulting from written agreements between CURAGEN and third parties, or the subscription portion of the GeneScape(R) database prior to GENENTECH's election, CURAGEN hereby grants to GENENTECH the right to elect an exclusive option (the "Option") to license all Inventions and know-how relating to any Clone whose sequence or utility is determined in whole or in part by GENENTECH or CURAGEN from the use of an Exclusive Data Set or which is identified by GENENTECH pursuant to the rights granted in Section 2.4.3, and which is not a Previously Committed Clone. Such Option shall give GENENTECH the right to obtain, at GENENTECH's sole discretion and as further described in the License Agreement, either (a) subject to the rights reserved by CURAGEN in Section 7.1.3 hereof, an exclusive license to the Clone specified in GENENTECH's notice of exercise (the "Optioned Clone") and to all Research Project Patent Rights, CURAGEN Project Patent Rights, Inventions, Extended Research Inventions, Extended Research Patent Rights and know-how to the extent that they relate to such Optioned Clone or Licensed Products related to such Optioned

Clone, to develop, make, have made, use, have used, sell, offer for sale, have sold, import and have imported any and all products, in the Territory, for any and all human uses; (b) a non-exclusive license to the Optioned Clone under all Research Project Patent Rights, CURAGEN Project Patent Rights, Inventions and know-how, to the extent that they relate to such Optioned Clone, solely for use of the Optioned Clone or the protein encoded thereby as a reagent for discovering or developing Licensed Products and to develop, make, have made, use, have used, sell, offer for sale, have sold, import and have imported Licensed Products; or (c) subject to the rights reserved by CURAGEN in Section
7.1.3 hereof, an exclusive license to all Research Project Patent Rights, CURAGEN Project Patent Rights, Inventions, Extended Research Inventions, Extended Research Patent Rights and know-how to the extent that they relate to a "known" Optioned Clone or Licensed Products related to such Optioned Clone, to develop, make, have made, use, have used, sell, offer for sale, have sold, import and have imported any and all products, in the Territory, for any and all human uses. Such Option shall be exercisable at any time during the Option Period specified in Section 7.3. If any Previously Committed Clone is or becomes available for licensing by GENENTECH on an exclusive or non-exclusive basis, CURAGEN shall so notify GENENTECH and GENENTECH shall have the right to obtain an option to license any available rights on the terms set forth in the form of License Agreement attached hereto as Appendix C.

     7.1.2 Option Election.
           ---------------

     Such Option shall be elected by GENENTECH by giving written notice to CURAGEN within the Exclusive Evaluation Period for such Exclusive Data Set, which shall specify in detail the Optioned Clone to be included within the terms of any such Option and which shall be accompanied by the payment of any Option Fee as specified in Section 7.2. Each Optioned Clone, and the term of the corresponding Option Period, shall be listed on Appendix A hereto from time to
                                                ----------
time. Notwithstanding the foregoing, GENENTECH may request such an Option from Project Data Sets after expiration of the Exclusive Evaluation Period, which Option shall be granted by CURAGEN upon payment of the Option Fee specified in
Section 7.2, unless prohibited by written agreements with third parties.

     7.1.3 Reservation of Rights.  Notwithstanding the foregoing, during any
           ---------------------
Option Period, CURAGEN shall retain for itself the right to use, but not to transfer to third parties (except pursuant to an agreement with a third party who has identified such Optioned Clone independently of the related Data Set) the Optioned Clone or the protein derived therefrom outside of the Research Program as part of CURAGEN's libraries for internal, general, non-directed research purposes (including, without limitation, full length cloning, expression analysis, protein-protein interactions and drug screening). For example, but without limitation, inclusion of the Clone together with other clones in research to determine multiple protein-protein interactions, or inclusion of the Clone together with other clones in a screen against one or more molecules to determine inhibition would be "non-directed" research, whereas activities associated with choosing a specific Clone and conducting research to elucidate the biological activity of such Clone (e.g., generating antibodies to the Clone, testing the Clone or protein encoded thereby in preclinical models, enriching libraries with such Clone to purposefully look for proteins which bind to such Clone) would be considered "directed" research and CURAGEN shall not be permitted to perform such activities under this Section 7.1.3. All inventions conceived or made during such research which relate to any Clone whose sequence or utility is determined from the analysis of a Project Data Set, the proteins derived therefrom (including antibodies), homologs or mutants with substantially the same biological activity as such Clone, or uses thereof, shall be deemed Research Project Inventions if licensed by GENENTECH. All other inventions from such research shall be Extended Research Inventions and GENENTECH will have rights to such Extended Research Inventions and Extended Research Patent Rights resulting therefrom as provided in this Article 7 and in Section 2.3 of the License Agreement attached hereto as Appendix C. CURAGEN shall keep GENENTECH reasonably informed of the results of any such research using an Optioned Clone and patent applications and patents relating to such research on a timely basis in order to allow GENENTECH to make informed decisions regarding the exercise of its option and license rights hereunder.

     7.2  OPTION FEE.  An Option Fee of [XXXXX] per Optioned Clone shall be due
          ----------
upon the election of an Option with respect to any Clone from any Exclusive Data Set; provided, however, that [XXXXX]

                       Confidential Treatment Requested

     7.3  OPTION PERIOD.  Each Option shall remain in effect for a period of
          -------------
[XXXXX] from receipt by CURAGEN of GENENTECH's written notice of its election of such Option and payment of any required Option Fee (the "Option Period"); provided, however, that any Option Period may be extended for one additional [XXXXX] period upon payment by GENENTECH of an additional [XXXXX] per Optioned Clone.

     7.4  OPTION EXERCISE.  During each Option Period, upon notice to CURAGEN
          ---------------
and upon payment of the corresponding license fee, GENENTECH shall have the right to receive a license to the Optioned Clone under the terms and conditions set forth in an executed License Agreement and CURAGEN shall grant such license to GENENTECH. The license fee for a license described in Section 7.1.1, clause
(a) shall be [XXXXX] and the license fee for a license described in Section 7.1.1, clause (b) or (c), shall be [XXXXX]. The License Agreement shall be executed in substantially the form attached hereto upon exercise of the first Option and shall be amended from time to time in accordance with the terms hereof and thereof as additional Options are exercised.

     7.5  REVERSION OF RIGHTS.  CURAGEN shall retain all rights to all Project
          -------------------
Data, CURAGEN Data, Extended Research Data, CURAGEN Project Proprietary Material, Research Project Proprietary Material, Inventions, Extended Research Inventions, Patent Rights and Extended Research Patent Rights not expressly granted to GENENTECH hereunder. Upon expiration of any Exclusive Evaluation Period for any Research Project or CURAGEN Project CURAGEN shall recover and retain, with respect to Clones whose sequence or utility was determined from such project and that are not optioned by GENENTECH, all of CURAGEN's rights to the corresponding Exclusive Data Set, Extended Research Data, CURAGEN Project Proprietary Material or Research Project Proprietary Material and corresponding Inventions, Extended Research Inventions, Patent Rights and Extended Research Patent rights thereon, other than such rights granted to GENENTECH as provided in Sections 2.1.4(c), 2.4.3 or 7.1.2 or, with respect to Optioned Clones,
Section 2.1.5. In the event that upon the expiration of any Option Period any corresponding Option has not been exercised by GENENTECH, all of CURAGEN's rights in the corresponding Optioned Clone and related Project Data, CURAGEN Data, Extended Research Data, CURAGEN Project Proprietary Material, Research Project Proprietary Material, Inventions, Extended Research Inventions, Patent Rights and Extended Research Patent Rights

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thereon shall revert to CURAGEN, other than such rights granted to GENENTECH as provided in Sections 2.1.4(c), 2.4.3 or 7.1.2, or with respect to Optioned Clones, Section 2.1.5. Notwithstanding the foregoing, nothing contained in this
Section 7.5 shall be deemed to limit any rights of GENENTECH expressly provided in an executed License Agreement. In addition, GENENTECH shall (a) upon the expiration of each Exclusive Evaluation Period, without any further action on its part, be deemed to have granted to CURAGEN an exclusive (except for uses by GENENTECH permitted in Sections 2.1.4(c), 2.4.3 and 7.1.2) license, with the right to sublicense, for all purposes under GENENTECH's rights in Research Project Inventions and Research Project Patent Rights relating to any Clone whose sequence or utility was determined in whole or in part from the use of the corresponding Data Set and which is not the subject of any Option or License Agreement and (b) upon the expiration of each Option Period, without any further action on its part, be deemed to have granted to CURAGEN a license as set forth in (a) above with respect to each Optioned Clone for which an Option has not been exercised. Such licenses from GENENTECH to CURAGEN shall be [XXXX]. Upon the request of CURAGEN, GENENTECH shall provide to CURAGEN available GENENTECH Proprietary Material which is a full-length gene cloned by GENENTECH using any Clone described in (a) above and which is not contained in a proprietary vector. For the avoidance of doubt, CURAGEN shall have no rights to any patents or patent applications of GENENTECH which relate to inventions (including inventions related to Clones) made outside the Research Program and CURAGEN shall only have exclusive rights to Research Project Inventions and Research Project Patent Rights as expressly provided herein.

     7.6  NO OTHER RIGHTS.  No rights to Data Sets or Clones under Patent
          ---------------
Rights, Inventions, Extended Research Patent Rights or Extended Research Inventions are granted to GENENTECH hereunder except as expressly set forth herein or in an executed License Agreement. CURAGEN shall receive no rights to Data Sets or Clones under GENENTECH's interests in Research Project Patent Rights or Research Project Inventions except as expressly set forth herein or in an executed License Agreement.

     7.7  ROYALTIES TO GENENTECH.
          ----------------------

      (a) Solely with respect to any novel, full-length gene cloned as part of a Research Project and not licensed by GENENTECH pursuant to an executed License Agreement, which gene (a "Retained Gene") is covered by Research Project Patent Rights, CURAGEN shall pay royalties to GENENTECH with respect to each Licensed Product developed and commercialized by CURAGEN and its Affiliates and sublicensees from any Clone which is a Retained Gene (a "CURAGEN Royalty Product") on a country-by-country basis as follows:

          (i)   If the CURAGEN Royalty Product is as described in Subsections
                (a)-(c) of the definition of Licensed Product, the royalty rate on Net Sales of such CURAGEN Royalty Product shall be as follows:

                [XXX] if the manufacture, use, importation or sale in such country of such CURAGEN Royalty Product by a third party would infringe a Valid Claim of a Research Project Patent Right.

          (ii)  If the CURAGEN Royalty Product is as described in Subsections
                (d)-(i) of the definition of Licensed Product, the royalty rate on Net Sales of such CURAGEN Royalty Product shall be:

                [XXX] if the manufacture, use, importation or sale in such country of such CURAGEN Royalty Product by a third party would infringe a Valid Claim of a Research Project Patent Right.

          (iii) Royalties due to GENENTECH pursuant to subsections (i) and (ii) above for a given CURAGEN Royalty Product may be reduced by [XXX] of any royalties paid to third parties by CURAGEN on net sales of such CURAGEN Royalty Product under patent licenses that are required in order to allow CURAGEN to manufacture, use and sell such CURAGEN Royalty Product; provided, however, that such reductions shall in no event reduce the royalty for such CURAGEN Royalty Product payable pursuant to such subsection by more than [XXX].

      (b) Notwithstanding the foregoing, in the event that the Retained Gene was at any time during the Term of this Agreement an Optioned Clone, or was ever a Licensed Clone, the royalty due to GENENTECH pursuant to
          Section 7.7(a) shall be [XXX].

      (c) Notwithstanding the foregoing, in the event that CURAGEN Royalty Products are sold by sublicensees of CURAGEN, and the royalty received by CURAGEN under such sublicense is less than two times the applicable royalty due to GENENTECH pursuant to Section 7.7(a) and (b) hereof, the amount payable to GENENTECH under this Section 7.7 shall be [XXX] of (i) royalties, (ii) licenses fees and (iii) product development milestone payments based on the sublicensee's performance, received by CURAGEN or its Affiliates. For the avoidance of doubt (x) equity payments, (y) research funds and (z) milestone payments based on CURAGEN'S research performance, received by CURAGEN or its Affiliates from a sublicensee shall not be included in such calculation. CURAGEN shall not intentionally structure any sublicense agreement in order to shift payments from categories (i), (ii) or (iii) to categories (x),
          (y) or (z), so as to reduce amounts payable to GENENTECH hereunder. Copies of all executed sublicenses of CURAGEN's rights hereunder shall be provided to GENENTECH.

      (d) Only one royalty, calculated at the highest applicable royalty rate hereunder, shall be payable to GENENTECH hereunder for each sale of a CURAGEN Royalty Product, regardless of the number of patents, patent applications or Valid Claims directed to or covering such CURAGEN Royalty Product.

      (e) Royalty payments shall be made to GENENTECH in United States Dollars quarterly within sixty (60) days following the end of each calendar quarter for which royalties are due. Each royalty payment shall be accompanied by a report summarizing the total Net Sales for each CURAGEN Royalty Product during the relevant three-month period and the calculation of royalties, if any, due thereon pursuant to this
          Section 7.7. All royalties shall be payable in full in the United States in United States Dollars, regardless of the countries in which sales are made. For the purpose of computing Net Sales for CURAGEN Royalty Products sold in a currency other than United States dollars, such currency shall be converted into United States dollars at the exchange rate for buying U.S. dollars set forth in The Wall Street
                                                             ---------------
          Journal for the last business day of the calendar quarter.
          -------

      (f) CURAGEN shall pay royalties with respect to each CURAGEN Royalty Product on a country by country basis until (i) the expiration or revocation or complete rejection of the last to expire or to be revoked or to be completely rejected of any Valid Claim of a GENENTECH Patent Right covering such CURAGEN Royalty Product in such country, or
          (ii) ten (10) years from the first commercial sale of such CURAGEN Royalty Product in such country, whichever is later. Following such period, CURAGEN shall have a fully paid-up, irrevocable license in such country under the relevant GENENTECH Patent Rights to make, have made, use, have used, sell, have sold, offer for sale, import and have imported such CURAGEN Royalty Product in such country.

      (g) OVERDUE ROYALTIES. Royalties not paid within the time period set forth
          -----------------
          in this Section 7.7 shall bear interest at [XXX] accruing monthly, from the due date until paid in full.

      (h) RECORDS RETENTION. AUDITS. CURAGEN shall keep for [XXX] from the date
          -------------------------
          of each payment of royalties complete and accurate records of sales by CURAGEN of each CURAGEN Royalty Product in sufficient detail to allow the accruing royalties to be determined accurately. GENENTECH shall have the right for a period of [XXX] after receiving any report or statement with respect to royalties due an payable to appoint an independent certified public accountant reasonably acceptable to CURAGEN to inspect the relevant records of CURAGEN to verify such report or statement. CURAGEN shall make its records available for inspection by such independent certified public accountant during regular business hours at such place or places where such records are customarily kept, upon reasonable notice from GENENTECH, solely to verify the accuracy of the reports and payments. Such inspection right shall not be exercised more than once in any calendar year nor more than once with respect to sales of any CURAGEN Royalty Product in any given payment period. GENENTECH agrees to hold in strict confidence all information concerning royalty payments and reports, and all information learned in the course of any audit or inspection, except to the extent necessary for GENENTECH to reveal such information in order to enforce its rights under this Agreement or if disclosure is required by law, regulation or judicial order. The results of each inspection, if any, shall be binding on both Parties. GENENTECH shall pay for such inspections, except that in the event there is any upward adjustment in aggregate royalties payable for any year shown buy such inspection of more than [XXX] of the amount paid, CURAGEN shall pay for such inspection.

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                                    [XXXX]




                           8.  TERM AND TERMINATION

     8.1  TERM.  The term of this Agreement shall be for the duration of the
          ----
Research Term plus the length of all surviving Exclusive Evaluation Periods and any permitted extensions thereof and the length of all surviving Option Periods and any permitted extensions thereof or until the date on which GENENTECH no longer has access to Project Data Sets hereunder, whichever is later (the "Term").

     8.2  TERMINATION.
          -----------

     (a) This Agreement, the Research Program, and the rights granted herein may be terminated by either Party upon any breach by the other Party of any material obligation or condition, effective fifteen (15) days after giving written notice to the other Party of such termination in the case of a payment breach and sixty (60) days after giving written notice to the other Party of such termination in the case

                       Confidential Treatment Requested
          of any other breach, which notice shall describe such breach in reasonable detail. The foregoing notwithstanding, if the default or breach is cured or shown to be non-existent within the aforesaid fifteen (15) or sixty (60) day period, the notice shall be deemed automatically withdrawn and of no effect.

     (b) If either Party files for protection under bankruptcy laws, makes an assignment for the benefit of creditors, appoints or suffers appointment of a receiver or trustee over its property, files a petition under any bankruptcy or insolvency act or has any such petition filed against it which is not discharged within sixty (60) days of the filing thereof, then the other party may terminate the Research Program and this Agreement effective upon giving written notice to such Party.

     8.3  TERMINATION AFTER INJUNCTION.  In addition to the rights set forth in
          ----------------------------
Section 8.2, GENENTECH may terminate the Research Program effective thirty (30) days after giving written notice to CURAGEN in the event that a final non-appealable injunction is entered against CURAGEN by a court of competent jurisdiction the effect of which is to enjoin CURAGEN from utilizing its proprietary genomics technologies such that it is substantially unable to perform the Research Program. Any such termination shall not affect GENENTECH's rights hereunder with respect to any Exclusive Evaluation Period or Option Period then ongoing, or any License Agreement executed by the Parties prior to such termination. Upon any such termination the Note shall become due in accordance with its terms.

     8.4  ADDITIONAL EFFECTS OF TERMINATION.
          ---------------------------------

     (a) Upon termination of this Agreement by a Party pursuant to Section 8.2(a) due to a payment breach by the other Party with respect to payments due on a specific product pursuant to Section 2.1.4(c) and
          (e) or Section 7.7. hereof (but not any other breach), all relevant rights and licenses granted by such terminating Party to the breaching Party under such Section regarding the specific product shall immediately and automatically terminate and revert to the terminating Party, subject to the breaching Party's right to sell any remaining quantities of product remaining in its inventories as of the date of termination.

     (b) Upon termination of this Agreement by a Party pursuant to Section 8.2(a) due to a breach other than a payment breach covered by Section 8.4(a), the Research

          Program shall end. If CURAGEN is the terminating Party, all Exclusive Evaluation Periods and all Option Periods shall terminate, but all License Agreements previously executed shall continue. If GENENTECH is the terminating Party, all of GENENTECH's rights under Exclusive Evaluation Periods, Option Periods and License Agreements then ongoing shall continue in accordance with their terms, and the Note shall become due in accordance with its terms.

     (c)  Documentation.  At the request of the terminating Party, the breaching
          -------------
          Party shall execute and deliver such bills of sale, assignments and licenses and other documents as may be necessary to fully vest in the non-breaching Party all right, title and interest to which it is entitled as aforesaid pursuant to this Section 8.4.

     (d)  Payment Obligations.  The breaching Party shall have no obligation to
          -------------------
          make any payment to the terminating Party that has not accrued prior to the effective date of such termination except for royalties on remaining inventory, but shall remain liable for all obligations accruing prior to termination.

     8.5  REMEDIES.  If either Party shall fail to perform or observe or
          --------
otherwise breaches any of its material obligations under this Agreement, in addition to any right to terminate this Agreement, the non-defaulting Party may elect to obtain other relief and remedies available under law.

     8.6  SURVIVING PROVISIONS.  Notwithstanding any provision herein to the
          --------------------
contrary, the rights and obligations set forth in Sections 2.1.6, 2.3.5, 3.2, 3.4, Articles 4, 5, and 6, and Sections 7.5, 8.4 and 8.6, and Article 9 hereof, as well as any rights and obligations otherwise accrued, shall survive the expiration of the Term or any termination of this Agreement. In addition, the rights and obligations set forth in Sections 2.1.4 (c)-(h) and Section 7.7 shall survive the expiration or termination of this Agreement, unless otherwise terminated as specified in Section 8.4 above, and the rights and obligations with respect to ongoing Exclusive Evaluation Periods and Option Periods shall survive as described elsewhere in this Agreement.

                               9.  MISCELLANEOUS

     9.1  CURAGEN REPRESENTATIONS AND COVENANTS.  CURAGEN represents and
          -------------------------------------
warrants that: (a) the execution and delivery of this Agreement and the performance of the transactions contemplated hereby have been duly authorized by all appropriate CURAGEN corporate action; (b) CURAGEN is under no obligation which is inconsistent with this Agreement; (c) CURAGEN employees are contractually bound to assign all rights in inventions and know-how arising from their employment to CURAGEN; (d) there are no adverse proceedings claims or actions pending, or to the best of CURAGEN's knowledge, threatened relating to CURAGEN's genomics technologies, including without limitation, GeneScape, QEA/GeneCalling, MIM/PathCalling and all additional services to be provided by CURAGEN to GENENTECH hereunder, and at the time of disclosure and access thereof to GENENTECH, to the best of CURAGEN's knowledge, CURAGEN shall have the full right and legal capacity to disclose and provide access to such CURAGEN genomics technologies to GENENTECH and to itself use such technologies to perform its obligations under this Agreement without violating the rights of third parties; and (e) CURAGEN has the full right and legal capacity to grant the rights to GENENTECH pursuant to Article 7 without violating the rights of any third party. CURAGEN covenants that it will not enter into any agreement with any third party that is inconsistent with the terms of this Agreement. Subject to CURAGEN's obligation not to enter into any agreement that is inconsistent with the terms of this Agreement, CURAGEN shall use commercially reasonable efforts to obtain, at its sole cost, any rights, licenses, approvals or permissions related to its genomics technology and know-how that are required, now or in the future, to carry out its obligations to conduct the Research Projects hereunder and to provide its services and genomics technologies to GENENTECH hereunder and to grant GENENTECH the intellectual property rights under Article 7 above. Nothing in this Agreement shall be interpreted as obligating either Party to commercialize technology made hereunder or to perform any additional work beyond that set forth in the Research Plan.

     9.2  GENENTECH REPRESENTATIONS.  GENENTECH represents and warrants that:
          -------------------------
(a) the execution and delivery of this Agreement and the performance of the transactions contemplated hereby have been duly authorized by all appropriate GENENTECH corporate action; (b) GENENTECH is under no obligation which is inconsistent with this Agreement, and (c) GENENTECH has the full right and legal capacity to grant the rights to CURAGEN pursuant to Article 7 without violating the rights of any third party. Nothing in this Agreement shall be interpreted as obligating either Party to commercialize technology made hereunder or to perform any additional work beyond that set forth in the Research Plan.

     9.3  NO WARRANTIES.
          -------------

     (a) Nothing in this Agreement is or shall be construed as:

               (i) a warranty or representation by CURAGEN or GENENTECH as to the validity or scope of any application or patent within the Patent Rights;

               (ii) a warranty or representation that anything made, used, sold or otherwise disposed of under any license granted pursuant to this Agreement is or will be free from infringement of patents, copyrights, and other rights of third parties.

     (b) Except as expressly set forth in this Agreement, NEITHER PARTY MAKES ANY REPRESENTATIONS OR EXTENDS ANY WARRANTIES OF ANY KIND, EITHER EXPRESS OR IMPLIED. THERE ARE NO EXPRESS OR IMPLIED WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE, OR OF NON-INFRINGEMENT OF ANY PATENT, COPYRIGHT, TRADEMARK, OR OTHER RIGHTS, OR ANY OTHER EXPRESS OR IMPLIED WARRANTIES.

     9.4  LIABILITY.  NOTWITHSTANDING ANYTHING ELSE IN THIS AGREEMENT OR
          ---------
OTHERWISE, NEITHER PARTY WILL BE LIABLE WITH RESPECT TO ANY SUBJECT MATTER OF THIS AGREEMENT UNDER ANY CONTRACT, NEGLIGENCE, STRICT LIABILITY OR OTHER LEGAL OR EQUITABLE THEORY FOR (I) ANY INDIRECT, INCIDENTAL, CONSEQUENTIAL OR PUNITIVE DAMAGES OR LOST PROFITS OR (II) COST OF PROCUREMENT OF SUBSTITUTE GOODS, TECHNOLOGY OR SERVICES.

     9.5  NOTICES.  Any notices, requests, deliveries, approvals or consents
          -------
required or permitted to be given under this Agreement to GENENTECH or CURAGEN shall be in writing and shall be personally delivered or sent by telecopy (with written confirmation to follow via United States first class mail), overnight courier providing evidence of receipt or certified mail, return receipt requested, postage prepaid, in each case to the respective address specified below (or to such address as may be specified in writing to the other Party hereto):

          CURAGEN:       555 Long Wharf, 11th Floor
                         New Haven, CT   06511
                         Attn: Vice President, Business Development
                         Telecopy: (203) 401-3333

          GENENTECH:     1 DNA Way
                         South San Francisco, CA  94080
                         Attn:  Corporate Secretary
                         Telecopy: (650) 952-9881

     Such notices shall be deemed to have been sufficiently given on: (a) the date sent if delivered in person or transmitted by telecopy, (b) the next business day after dispatch in the case of overnight courier or (c) five (5) business days after deposit in the U.S. mail in the case of certified mail.

     9.6  GOVERNING LAW.  This Agreement will be construed, interpreted and
          -------------
applied in accordance with the laws of the State of New York (excluding its body of law controlling conflicts of law).

     9.7  LIMITATIONS.  Except as set forth elsewhere in this Agreement, neither
          -----------
Party grants to the other Party any right or license to any of its intellectual property.

     9.8  ENTIRE AGREEMENT.  This is the entire Agreement between the Parties
          ----------------
with respect to the subject matter hereof and supersedes all prior agreements between the Parties with respect to the subject matter hereof. No modification shall be effective unless in writing with specific reference to this Agreement and signed by the Parties.

     9.9  WAIVER.  The terms or conditions of this Agreement may be waived only
          ------
by a written instrument executed by the Party waiving compliance. The failure of either Party at any time or times to require performance of any provision hereof shall in no manner affect its rights at a later time to enforce the same. No waiver by either Party of any condition or term shall be deemed as a continuing waiver of such condition or term or of another condition or term.

     9.10 HEADINGS.  Section and subsection headings are inserted for
          --------
convenience of reference only and do not form part of this Agreement.

     9.11 ASSIGNMENT.  This Agreement may not be assigned by either Party
          ----------
without the consent of the other, except that each Party may, without such consent, assign this Agreement and the rights, obligations and interests of such Party, in whole or in part, to any of its wholly-owned subsidiaries, to any purchaser of all or substantially all of its assets in the line of business to which this Agreement pertains, or of all of its capital stock, or to any successor corporation resulting from any merger or consolidation of such Party with or into such corporation.

     9.12 FORCE MAJEURE.  Neither Party shall be liable for failure of or delay
          -------------
in performing obligations set forth in this Agreement, and neither shall be deemed in breach of its obligations, if such failure or delay is due to natural disasters or any causes beyond the reasonable control of such Party. In event of such force majeure, the Party affected thereby shall use reasonable efforts to cure or overcome the same and resume performance of its obligations hereunder.

     9.13 CONSTRUCTION.  The Parties hereto acknowledge and agree that:  (i)
          ------------
each Party and its counsel reviewed and negotiated the terms and provisions of this Agreement and have contributed to its revision; (ii) the rule of construction to the effect that any ambiguities are resolved against the drafting Party shall not be employed in the interpretation of this Agreement; and (iii) the terms and provisions of this Agreement shall be construed fairly as to all Parties hereto and not in a favor of or against any Party, regardless of which Party was generally responsible for the preparation of this Agreement.

     9.14 SEVERABILITY.  If any provision(s) of this Agreement are or become
          ------------
invalid, are ruled illegal by any court of competent jurisdiction or are deemed unenforceable under then current applicable law from time to time in effect during the Term hereof, it is the intention of the Parties that the remainder of this Agreement shall not be affected thereby provided that a Party's rights under this Agreement are not materially affected. The Parties hereto covenant and agree to renegotiate any such term, covenant or application thereof in good faith in order to provide a reasonably acceptable alternative to the term, covenant or condition of this Agreement or the application thereof that is invalid, illegal or unenforceable, it being the intent of the Parties that the basic purposes of this Agreement are to be effectuated.

     9.15 STATUS.  Nothing in this Agreement is intended or shall be deemed to
          ------
constitute a partner, agency, employer-employee, or joint venture relationship between the Parties.

     9.16 INDEMNIFICATION.
          ---------------

     (a) GENENTECH shall indemnify, defend and hold harmless CURAGEN, its Affiliates and their respective directors, officers, employees, and agents and their respective successors, heirs and assigns (the "CURAGEN Indemnitees"), against any liability, damage, loss or expense (including reasonable attorneys' fees and expenses of litigation) incurred by or imposed upon the CURAGEN Indemnitees, or any of them, in connection with any claims, suits, actions, demands or judgments ("Claims") of third parties, for personal injury and product liability matters (except in cases where such Claims result from a willful material breach of this Agreement or the gross negligence or willful misconduct on the part of a CURAGEN Indemnitee or are the subject matter of CURAGEN's indemnification of GENENTECH as set forth in
          Section 9.16(b)) arising out of the performance of the Research Program by GENENTECH or arising out of or relating to any actions of GENENTECH or any Affiliate, licensee, sublicensee, distributor agent of GENENTECH in the development, testing, production, manufacture, promotion, import, sale or use by any person of any Know-How Information Product manufactured or sold by GENENTECH or by an Affiliate, licensee, sublicensee, distributor or agent of GENENTECH.

     (b) CURAGEN shall indemnify, defend and hold harmless GENENTECH, its Affiliates and their respective directors, officers, employees, and agents and their respective successors, heirs and assigns (the "GENENTECH Indemnitees"), against any liability, damage, loss or expense (including reasonable attorneys' fees and expenses of litigation) incurred by or imposed upon the GENENTECH Indemnitees, or any of them, in connection with any Claims of third parties, for personal injury matters and product liability matters (except to the extent such Claims result from a material breach of this Agreement or the gross negligence or willful misconduct on the part of GENENTECH or are the subject matter of GENENTECH's indemnification of CURAGEN as set forth in Section 9.16(a)) arising out of the performance of the Research Program by CURAGEN or arising out of or relating to any actions of CURAGEN or any Affiliate, licensee, sublicensee, distributor agent of CURAGEN in the development, testing, production, manufacture, promotion, import, sale or use by any person of any product manufactured or sold by CURAGEN or by an Affiliate, licensee, sublicensee, distributor or agent of CURAGEN.

     (c) GENENTECH's obligation to indemnify, defend and hold the CURAGEN Indemnitees harmless pursuant to Section 9.16(a), and CURAGEN's obligation to indemnify, defend and hold the GENENTECH Indemnitees harmless pursuant to Section 9.16(b), are conditioned on the indemnified Party: (i) providing written notice to the indemnifying Party of any Claim arising out of the indemnified activities promptly after the indemnified Party has knowledge of such Claim, (ii) permitting the indemnifying Party to assume, at its discretion, sole and full control of the investigation, preparation, defense, trial and settlement in connection with such Claim, (iii) assisting and cooperating with the indemnifying Party, at the indemnifying Party's reasonable expense, in the investigation of, preparation for and defense of any such Claim, and (iv) not compromising, negotiating or settling such Claim without the indemnifying Party's prior written consent.

     9.17 COUNTERPARTS.
          ------------

     This Agreement may be executed in any number of counterparts, each of which counterparts, when so executed and delivered, shall be deemed to be an original, and all of which counterparts, taken together, shall constitute one and the same instrument.

IN WITNESS WHEREOF, the Parties have this Agreement to be by their duly authorized representation in two (2) originals.


GENENTECH, INC.                    CURAGEN CORPORATION

By: /s/                            By: /s/
   ---------------------------        ---------------------------------
Title: _______________________     Title: EXECUTIVE VICE PRESIDENT
                                         ------------------------------

                                  APPENDIX A
                                  ----------

                                OPTIONED CLONES

                                  APPENDIX B
                                  ----------

                                     NOTE

NEITHER THIS SECURITY NOR THE SECURITIES INTO WHICH IT IS CONVERTIBLE HAVE BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "ACT"), OR APPLICABLE STATE SECURITIES LAWS AND NEITHER MAY BE TRANSFERRED OR OTHERWISE DISPOSED OF UNLESS SUCH SECURITIES HAVE BEEN REGISTERED UNDER THE ACT AND SUCH LAWS OR REGISTRATION UNDER APPLICABLE STATE SECURITIES LAWS IS NOT REQUIRED AND AN OPINION OF COUNSEL SATISFACTORY TO THE BORROWER IS FURNISHED TO THE BORROWER TO THE EFFECT THAT REGISTRATION UNDER THE ACT IS NOT REQUIRED.


                                PROMISSORY NOTE


UP TO $26,000,000.00                                            __________, 1997


     FOR VALUE RECEIVED, the undersigned, CURAGEN CORPORATION (the "Borrower"), having an address of 555 Long Wharf Drive, 11th Floor, New Haven, Connecticut 06511, hereby promises to pay to GENENTECH, INC. (the "Lender"), having an address at 1 DNA Way, South San Francisco, CA 94080 , the principal sum of up to

                    TWENTY SIX MILLION DOLLARS ($26,000,000)

or such lesser sum which may from time to time be advanced pursuant to the terms of the section of the Research and Option Agreement dated November 20, 1997 between the Borrower and the Lender (the "Agreement") entitled "Section 3.2-Loan Commitment", together with interest thereon in accordance with the terms hereof. Capitalized terms used herein and not defined herein have the meanings assigned to them in the Agreement.

     1.   Payments
          --------

          (a) The Borrower shall pay the accrued interest and principal balance of this Note, which represents the Loan, in full within [XXXXX] of the last day of the fifth Loan Year (the "Maturity Date"), subject to the extension of the Maturity Date pursuant to Section 1(c) below.

          (b)  This Note may be prepaid by the Borrower at any time, subject to
               Section 1(c) below, without premium or penalty.

          (c) Payments made pursuant to paragraph (a) or (b) shall be paid in cash, or, at any time after the last day of the first Loan Year, at the option of Borrower, subject to Section 7 of this Note, in shares of Convertible Non-Voting Common Stock, $.01 par value per share (the "Non-Voting Common Stock"), of the Borrower, valued at the then Fair Market Value of CuraGen Common Stock (as defined below) having the rights, preferences and privileges set forth in the form of the Restated Certificate of Incorporation attached hereto as Exhibit 1. The Borrower may prepay any amounts due
                         ---------
               under this Note, upon written notice to the Lender specifying the prepayment date, in shares of Non-Voting Common Stock at any time after the last day of the first Loan Year as long as the Lender's Beneficial Ownership (as defined below) is less than 10% prior to such prepayment. In the event that the Borrower proposes a prepayment by issuing shares of Non-Voting Common Stock under this Note at a time when the Lender's Beneficial Ownership is equal to or exceeds 10%, the Lender may request in writing that the Borrower refrain from issuing

                       Confidential Treatment Requested
               additional shares of Non-Voting Common Stock until the earliest to occur of (i) two (2) years from the date of the issuance which caused the Lender's Beneficial Ownership to be equal to or exceed 10% (the "Additional Issuance Date"), (ii) the date which is thirty (30) days from the date on which Lender's Beneficial Ownership falls below 10% and (iii) the Maturity Date; provided, that, in the event that the Additional Issuance Date occurs after the last day of the third Loan Year and prior to the Maturity Date, then the Lender may, at its option, extend the Maturity Date to a date two (2) years from the Additional Issuance Date. As used in this Note (i) the term "Beneficial Ownership" shall have the meaning set forth in Section 16 of the Securities Exchange Act of 1934, as amended, and the rules and regulations promulgated thereunder (the "1934 Act") and (ii) the term "Fair Market Value of CuraGen Common Stock" shall mean the average of the closing prices of the Borrower's Common Stock as reported by the Nasdaq Stock Market or, if not traded on the Nasdaq Stock Market, by such other principal securities exchange on which the Borrower's shares of Common Stock are traded, as applicable, over the 20 trading days preceding the date on which a payment is made by issuance of Non-Voting Common Stock. Notwithstanding the foregoing, at any time prior to the date on which CuraGen Common Stock is first registered under the 1934 Act, any payments made pursuant to paragraph (a) or (b) above shall be paid in cash, or at the option of the Borrower, in shares of a new series of Preferred Stock, $.01 par value per share (the "Preferred Stock"), of the Borrower having substantially the same rights, preferences and privileges as the Borrower's Series A Preferred Stock (other than with respect to (i) the applicable conversion rate, (ii) those certain adjustments to the applicable conversion rate set forth in Section 5(c)(ii) of Exhibit A of the Restated Certificate of Incorporation of the Borrower dated June 24, 1997 and (iii) voting rights), valued at the price at which the Borrower sold shares of Preferred Stock in the round of equity financing immediately preceding such prepayment date raising in excess of $3,000,000 from investors not involved in a collaborative relationship with the Borrower (the "Preferred Stock Value"). Delivery of any shares of Non-Voting Common Stock or Preferred Stock shall take place no later than five (5) days after the repayment date and shall be subject to execution by the parties of an agreement containing customary representations and provisions to comply with Federal and state securities laws, as mutually agreed by the parties.

     2.   Interest
          --------

     Interest shall accrue on the outstanding principal balance hereunder at a rate per annum equal to [XXXXX]. As used herein, the term [XXXXX]. The applicable rate of interest for this Note shall be adjusted quarterly according to [XXXXX]. Interest shall accrue and be compounded quarterly commencing on the three-month anniversary of the date of the first advance under the Loan and shall continue to accrue and be compounded every calendar quarter thereafter until all amounts due hereunder have been paid in full.

                       Confidential Treatment Requested

     3.   Recording of Advances, Repayments and Conversions
          -------------------------------------------------

     The advances described in the Agreement and made by the Lender to the Borrower, and all repayments made on the account of principal hereof and all conversions of the principal hereof and accrued interest hereon into shares of the Borrower's capital stock shall be recorded by the Lender on the Schedule attached hereto which is a part of this Note; provided, however, that the failure of the Lender so to record on this Note (or any error in recording on this Note) shall not affect the Borrower's obligations hereunder.

     4.  Subordination
         -------------

     This Note shall be subordinated to [XXXXX]


     5.   Acceleration and Conversion if Borrower is Public
          -------------------------------------------------

     If at any time after the date that CuraGen Common Stock is first registered under the 1934 Act, the Market Capitalization of the Borrower is, for a period of ten (10) consecutive Trading Days, less than two (2) times the aggregate unpaid principal amount and accrued unpaid interest under this Note, the Borrower shall promptly give written notice (to be delivered by hand or facsimile transmission) of such occurrence to the Lender. The Lender may, at its option exercisable at any time within fifteen (15) business days of the receipt of such notice from the

                       Confidential Treatment Requested

Borrower (the "Acceleration Option"), declare all amounts owed hereunder immediately due and payable by giving the Borrower written notice of such declaration. Within fifteen (15) days of the Borrower's receipt of the Lender's notice of exercise of the Acceleration Option, the Borrower shall make repayment in full of the outstanding principal balance and accrued interest of this Note in cash, or, at the option of the Borrower and subject to Section 7 of this Note, in shares of Non-Voting Common Stock valued at the then Fair Market Value of CuraGen Common Stock. For purposes hereof, (i) the Borrower's "Market Capitalization" shall be equal to an amount determined by multiplying the number of shares of the Borrower's Common Stock and Non-Voting Common Stock outstanding on any Trading Day by the average of the closing prices of the Borrower's Common Stock as reported by the Nasdaq Stock Market or, if not traded on the Nasdaq Stock Market, by such other principal securities exchange on which shares are traded, as applicable, over the twenty (20) trading days preceding such date; and (ii) "Trading Days" shall mean days when trading is available on the Nasdaq Stock Market or on the principal securities exchange on which the Borrower's Common Stock may be traded.

     If the Borrower does not repay this Note in full upon exercise by the Lender of the Acceleration Option in accordance with the preceding paragraph, the entire unpaid principal amount of the Note and all unpaid accrued interest hereon shall automatically be converted into shares of Non-Voting Common Stock on the sixteenth day after Borrower's receipt of notice of the exercise by the Lender of the Acceleration Option (such date, the "Automatic Conversion Date"), subject to Section 7 of this Note. Notwithstanding the foregoing limitation, Lender reserves the right to convert the remaining loan balance into shares of Non-Voting Common Stock in excess of the 19.8% limitation provided in Section 7 of this Note. The number of shares of Non-Voting Common Stock into which this Note shall be converted shall be determined by dividing the sum of the aggregate unpaid principal amount of this Note and the unpaid accrued interest hereon on the Automatic Conversion Date by the Fair Market Value of CuraGen Common Stock on the Automatic Conversion Date.

     If this Note is automatically converted as provided above, written notice thereof shall be delivered by the Borrower to the Lender, which notice shall specify the Automatic Conversion Date, the Fair Market Value of CuraGen Common Stock on the Automatic Conversion Date, the unpaid principal amount of and unpaid accrued interest on the Note converted and, if such conversion is of the
Note in full, calling upon such Lender to surrender to the Borrower, in the manner and at the place designated, the originally-executed Note. Upon any such conversion of this Note in full, the Lender shall surrender this Note, duly endorsed, at the principal executive office of the Borrower. At its expense, the Borrower shall, as soon as practicable thereafter, issue and deliver to the Lender at such principal office a certificate or certificates for the number of shares of Non-Voting Common Stock to which the Lender shall be entitled upon such conversion. Any conversion of this Note hereunder shall be deemed to have been made at the close of business, California time, on the applicable Conversion Date, and at and after such time the Lender shall be treated for all purposes as the record holder of such shares of Non-Voting Common Stock.

     Upon payment of this Note in full, the Borrower shall be forever released from all its obligations and liabilities under this Note.

     The Borrower shall at all times reserve and keep available for issuance out of its authorized but unissued shares of Non-Voting Common Stock such number of shares as shall from time to time be sufficient to effect the conversion of the
Note into shares of Non-Voting Common Stock, and if such reserve shall not be sufficient to effect the conversion of the entire outstanding principal amount of and accrued interest on this Note, without limitation of such other remedies as shall be available to the Lender, the Borrower will use commercially reasonable efforts to take such corporate actions as may, in the opinion of its counsel, be necessary to increase its authorized but unissued shares of Non-Voting Common Stock. In addition, the Borrower shall at all times reserve and keep available for issuance out of its authorized but unissued shares of Common Stock, such number of its shares of Common Stock as shall from time to time be sufficient to effect the conversion of the shares of Non-Voting Common Stock into Common Stock, and if such reserve shall not be sufficient to effect the conversion of the shares of Non-Voting Common Stock, without limitation of such other remedies as shall be available to the Lender, the Borrower will use its commercially reasonable efforts to take such corporate actions as may, in the opinion of counsel, be necessary to increase its authorized but not outstanding shares of Common Stock to such number of shares as shall be sufficient for such purposes.

     6.   Conversion to Preferred Stock if Borrower is not Public
          -------------------------------------------------------

     If at any time prior to the date on which CuraGen's Common Stock is first registered under the 1934 Act, the ratio (the "Ratio") of [XXXXX] then (A) the Borrower shall promptly provide written notice thereof to the Lender and (B) subject to Section 7 of this Note, the Lender may, by written notice to the Borrower (the "Series F Conversion Notice"), convert that portion of the indebtedness represented by this Note into shares of Series F Non-Voting Convertible Preferred Stock, $.01 par value per share (the "Series F Preferred Stock"), of the Borrower as may be necessary to increase the Ratio to [XXXXX] at a conversion price equal to one (1) share of Series F Preferred Stock

                       Confidential Treatment Requested
for each $100 of outstanding principal and accrued interest surrendered for conversion. The Series F Preferred Stock shall have the rights, preferences and privileges as set forth in the form of Certificate of Designation attached hereto as Exhibit 2.
          ---------

     Upon any such conversion of this Note in full, the Lender shall surrender this Note, duly endorsed, at the principal executive office of the Borrower. At its expense, the Borrower shall, as soon as practicable thereafter, issue and deliver to the Lender at such principal office a certificate or certificates for the number of shares of Series F Preferred Stock to which the Lender shall be entitled upon such full or partial conversion. Any conversion of this Note under this Section 6 shall be deemed to have been made at the close of business, California time, on the Series F Conversion Date (as defined below), and at and after such times the Lender shall be treated for all purposes as the record holder of such shares of Series F Preferred Stock. As used herein, the term "Series F Conversion Date" shall mean the date on which the Certificate of Designation establishing the Series F Preferred Stock has been accepted for filing by the Delaware Secretary of State.

     The Borrower shall at all times after the Series F Conversion Date reserve and keep available for issuance out of its authorized but unissued shares of Series F Preferred Stock such number of shares of Series F Preferred Stock as shall be sufficient to effect the conversion of the Note into shares of Series F Preferred Stock, and if at any time such reserve shall not be sufficient to effect the conversion of the entire outstanding principal amount of, and accrued interest on, this Note, without limitation of such other remedies as shall be available to the Lender, the Borrower will use commercially reasonable efforts to take such corporate actions as may, in the opinion of counsel, be necessary to increase its authorized but unissued shares of Series F Preferred Stock. The Borrower shall at all times after the Series F Conversion Date reserve and keep available for issuance out of its authorized but unissued shares of Common Stock such number of shares as shall from time to time be sufficient to effect the conversion of the outstanding shares of Series F Preferred Stock into shares of Common Stock, and if such reserve shall not be sufficient to effect the conversion of the aggregate number of shares of Series F Preferred Stock then outstanding plus accrued dividends thereon, without limitation of such other remedies as shall be available to the Lender, the Borrower will use commercially reasonable efforts to take such corporate actions as may, in the opinion of its counsel, be necessary to increase its authorized but unissued shares of Common Stock.

     7.  Limitation on Conversion of Principal and Interest
         --------------------------------------------------

     If the payment or conversion of any indebtedness represented by this Note into shares of Non-Voting Common Stock, Preferred Stock or Series F Preferred Stock would cause the Lender's Percentage Interest (as defined below) to exceed 19.8%, the Lender may, by written notice to the Borrower, require the Borrower to make that portion of such conversion or payment in cash as is necessary to reduce the Lender's Percentage Interest to less than 19.8%. If, at any time during the term of this Note, the Lender's Percentage Interest (as defined below) exceeds 19.8%, the Lender may, upon written notice to the Borrower, require the Borrower to repurchase that number of shares of Non-Voting Common Stock, Preferred Stock or Series F Preferred Stock, at the Borrower's option, as is necessary to maintain the Lender's Percentage Interest at less than 19.8%. The price of such repurchase shall be equal to (i) the Fair Market Value of CuraGen Common Stock, with respect to a repurchase of Non-Voting Common Stock,
(ii) the Preferred Stock Value with respect to a repurchase of Preferred Stock or (iii) $100 per share with respect to a repurchase of Series F Preferred Stock. As used herein the term "Lender's Percentage Interest" shall mean the result obtained by dividing (i) the aggregate amount of shares of the capital stock of the Borrower held by the Lender with present voting privileges plus the aggregate amount of shares of Non-Voting Common Stock held by the Lender by (ii) the aggregate amount of then outstanding shares of the capital stock of the Borrower whose holders have present voting privileges plus the aggregate amount of then outstanding shares of Non-Voting Common Stock held by holders other than the Lender.

     8.   Adjustments in Event of Reclassification or Reorganization
          ----------------------------------------------------------

     In the event the Borrower reclassifies its Common Stock or consolidates with or merges into another person or otherwise reorganizes its capital structure or conveys or transfers all or substantially all of its assets (each, a "Reorganization Event"), then and in each such event, the shares of Non-Voting Common Stock, Preferred Stock or Series F Preferred Stock issued under this Note shall be convertible into the kind and amount of shares of stock and other securities and property that were receivable by a holder of Common Stock upon such Reorganization Event.

     9.   Events of Default
          -----------------

     Subject to Section 4 hereof, the Lender may declare the entire unpaid principal amount of, and all accrued but unpaid interest on, this Note, immediately due and payable, effective upon written notice to the Borrower, if any of the following events shall occur (individually an "Event of Default"):

          (i)  Payment of Note.  Default in the payment of this Note when due.
               ---------------

          (ii) Bankruptcy, Insolvency, etc. Commenced by the Borrower.  If the
               ------------------------------------------------------
               Borrower:

                 (a) shall commence any proceeding in bankruptcy or seek reorganization, arrangement, readjustment of its debts, dissolution, liquidation, winding-up, composition or any other relief under the United States Bankruptcy Act, as amended, or under any other insolvency, reorganization, liquidation, dissolution, arrangement, composition, readjustment of debt or any other similar act or law, of any jurisdiction, domestic or foreign, now or hereafter existing;

                 (b) shall admit its inability to pay its debts as they mature in any petition or pleading in connection with any such proceeding;

                 (c) shall apply for, or, in writing, consent to or acquiesce in, an appointment of a receiver, conservator, trustee or similar officer for it or for all or substantially all of its assets;

                 (d) shall make a general assignment for the benefit of creditors; or

                 (e) shall admit in writing its inability to pay its debts as they mature.

          (iii)  Bankruptcy, Insolvency, etc. Commenced Against the Borrower.
                 -----------------------------------------------------------
                 If any proceedings are commenced or any other action is taken against the Borrower in bankruptcy or seeking reorganization, arrangement, readjustment of its debts, dissolution, liquidation, winding-up, composition or any other relief under the United States Bankruptcy Act, as amended, or under any other insolvency, reorganization, liquidation, dissolution, arrangement, composition, readjustment of debt or any other similar act or law, of any jurisdiction, domestic or foreign, now or hereafter existing, or a receiver, conservator, trustee or similar officer for the Borrower or for all or substantially all of its assets is appointed; and in each such case, such event continues for sixty (60) days undismissed, unbounded and undischarged.

          (iv)   Certain Terminations of the Agreement.  Termination of the
                 -------------------------------------
                 Agreement by the Lender in accordance with Section 8.2(a) or
                 Section 8.3 of the Agreement.

     10. Any notice required or permitted under this Note shall be given in writing and in accordance with Section 9.5 of the Agreement.

     11. If any action at law or in equity is necessary to enforce or interpret the terms of this Note, the prevailing party shall be entitled to reasonable attorneys' fees, costs and necessary disbursements to any other relief to which such party may be entitled.

     12. The Borrower hereby waives presentment, demand, protest or notice of any kind in connection with this Note. No failure on the part of the Lender in exercising any right or remedy hereunder, and no single, partial or delayed exercise by the Lender of any right or remedy shall preclude the full and timely exercise by the Lender at any time of any right or remedy of the Lender hereunder without notice. No course of dealing or other conduct, no oral agreement or representation made by the Lender or usage of trade shall operate as a waiver of any right or remedy of the Lender. This Note and the Agreement contain the entire agreement between the parties with respect to the subject matter hereof, and supersedes every course of dealing, other conduct, oral agreement or representation previously made by the Lender. In the event that any court of competent jurisdiction shall determine that any provision, or portion thereof, contained in this Note shall be unenforceable in any respect, then such provision shall be deemed limited to the extent that such court deems it enforceable, and the remaining provisions of this Note shall nevertheless remain in full force and effect.

     13. None of the terms or provisions of this Note may be excluded, modified, or amended except by a written instrument duly executed on behalf of both the Borrower and the Lender expressly referring hereto and setting forth the provision so excluded, modified or amended. No waiver or forbearance of any of the rights and remedies of the Lender hereunder shall be effective unless made specifically in a writing signed by the Lender, and any such waiver or forbearance shall be effective only in the specific instance and for the specific purpose for which given.

     14. This Note is the "Note" referred to in the Agreement and is entitled to all of the rights and benefits referred to therein.

     15. This Note is delivered to the Lender at its principal office in South San Francisco, California, shall be governed by, and construed and enforced in accordance with, the laws of the state of California, without regard to its principles of conflicts of laws.

     IN WITNESS WHEREOF, the Borrower has caused this Note to be executed by its duly authorized officer as of the date first above written.

Witness:                           CURAGEN CORPORATION


_________________________________       by:________________________________
                                        (Signature)

                                        ___________________________________
                                        (Print or type name)

                                        its:_______________________________
                                        (Title or Capacity)

                          SCHEDULE TO PROMISSORY NOTE

                            DATED ___________, 1997

                            FROM CURAGEN CORPORATION

                               TO GENENTECH, INC.

                       IN THE AMOUNT OF UP TO $26,000,000

       Amount     Amount    Amount        CuraGen         Genentech
Date   Drawn      Repaid   Converted  Acknowledgement  Acknowledgement
----   -----      ------   ---------  ---------------  ---------------

                                                                       EXHIBIT 1
                                                                       ---------

                                    RESTATED
                          CERTIFICATE OF INCORPORATION
                                       OF
                              CURAGEN CORPORATION

                         Adopted in accordance with the
                       provisions of Sections 242 and 245
            of the General Corporation Law of the State of Delaware
            -------------------------------------------------------

  CuraGen Corporation, a Delaware corporation, hereby certifies as follows:

     1. The name of the corporation is CuraGen Corporation. The date of the filing of its original Certificate of Incorporation with the Secretary of State of the State of Delaware was November 22, 1991.

     2. This Restated Certificate of Incorporation amends and restates the provisions of the Certificate of Incorporation of said corporation and was duly adopted pursuant to resolutions adopted by the Board of Directors and Stockholders of the corporation in accordance with the provisions of Sections 242 and 245 of the General Corporation Law of the State of Delaware (the "Delaware General Corporation Law"). In lieu of a meeting and vote of the Stockholders, the holders of the necessary number of shares of the corporation's capital stock have given written consent to said amendment and restatement in accordance with the provisions of Section 228 of the Delaware General Corporation Law, and said written consent was filed with the corporation and notice thereof has been given to those Stockholders who have not consented in writing.

     3. The text of the Certificate of Incorporation is hereby amended and restated to read in its entirety as follows:

     FIRST: The name of the corporation is CuraGen Corporation (the "Corporation").

     SECOND: The address of the registered office of the Corporation in the State of Delaware is 1013 Centre Road, City of Wilmington, County of New Castle; and the name of the registered agent of the Corporation in the State of Delaware is The Prentice-Hall Corporation System, Inc.

     THIRD: The purpose of the Corporation is to engage in any lawful act or activity or carry on any business for which corporations may be organized under the Delaware General Corporation Law or any successor statue.

     FOURTH:

     A.  Designation and Number of Shares.
         --------------------------------

     The total number of shares of all classes of stock which the Corporation shall have the authority to issue is 58,000,000 shares, consisting of 50,000,000 shares of common stock, par value $.01 per share (the "Common Stock"), 3,000,000 shares of non-voting common stock, par value $.01 per share (the "Non-Voting Common Stock"), and 5,000,000 shares of Preferred Stock, par value $.01 per share (the "Preferred Stock").

     Each share of common stock, par value $.01 per share, of the Corporation issued and outstanding at the time and date that this Restated Certificate of Incorporation becomes effective (the "Effective Time") is hereby reclassified and changed, without any action on the part of the holders of any such common stock or on the part of the Corporation, into one share of fully paid and nonassessable Common Stock, and each person holding of record any shares of such common stock issued and outstanding at the Effective Time shall be entitled to receive, upon the surrender of certificates evidencing such shares to the Corporation, one or more certificates to evidence the number of shares of Common Stock into which such shares of common stock have been reclassified.

     A statement of the designations of the different classes of stock of the Corporation and of the powers, preferences and rights, and the qualifications, limitations or restrictions thereof, and of the authority conferred upon the Board of Directors to fix by resolution or resolutions any of the foregoing in connection with the creation of one or more series of Preferred Stock and the limitation of variations between or among such series, is set forth below in this Article FOURTH.

     B.   Preferred Stock
          ---------------

          1. Shares of Preferred Stock may be issued in one or more series at such time or times and for such consideration as the Board of Directors may determine. All shares of any one series shall be of equal rank and identical in all respects.

          2. Authority is hereby expressly granted to the Board of Directors to fix from time to time, by resolution or resolutions providing for the establishment and/or issuance of any series of Preferred Stock, the designation of such series and the powers, preferences and rights of the shares of such series, and the qualifications, limitations or restrictions thereof, including, without limitation, the following:

          (a) The distinctive designation and number of shares comprising such series, which number may (except where otherwise provided by the Board of Directors in creating such series) be increased or decreased (but not below the number of shares then outstanding) from time to time by action of the Board of Directors;

          (b) The rate of dividends, if any, on the shares of that series, whether dividends shall be (i) non-cumulative, (ii) cumulative to the extent earned or (iii) cumulative (and, if cumulative, from which date or dates), whether dividends shall be payable in cash, property or rights, or in shares of the Corporation's capital stock, and the relative rights of priority, if any, of payment of dividends on shares of that series over shares of any other series or class;

          (c) Whether the shares of that series shall be redeemable and, if so, the terms and conditions of such redemption, including the date or dates upon or after which they shall be redeemable, and the amount per share payable in case of redemption (which amount may vary under different conditions and at different redemption dates) or the property or rights, including securities of any other corporation, payable in case of redemption;

          (d) Whether the series shall have a sinking fund for the redemption or purchase of shares of that series and, if so, the terms and amounts payable into such sinking fund;

          (e) The rights to which the holders of the shares of that series shall be entitled in the event of the voluntary or involuntary liquidation, dissolution or winding-up of the

     Corporation, and the relative rights of priority, if any, of payment of shares of that series in any such event;

          (f) Whether the shares of that series shall be convertible into or exchangeable for shares of stock of any other class or any other series and, if so, the terms and conditions of such conversion or exchange, including the rate or rates of conversion or exchange, the date or dates upon or after which they shall be convertible or exchangeable, the period or periods during which they shall be convertible or exchangeable, the event or events upon or after which they shall be convertible or exchangeable or at whose option they shall be convertible or exchangeable, and the method (if any) of adjusting the rates of conversion or exchange in the event of a stock split, stock dividend, combination of shares or similar event;

          (g) Whether the issuance of any additional shares of such series, or of any shares of any other series, shall be subject to restrictions as to issuance, or as to the powers, preferences or rights of any such additional shares of such series or shares of such other series;

          (h) Whether or not the shares of that series shall have voting rights, the extent of such voting rights on specified matters or on all matters, the number of votes to which the holder of a share of such series shall be entitled in respect of such share, whether such series shall vote generally with the Common Stock on all matters or (either generally or upon the occurrence of specified circumstances) shall vote separately as a class or with other series of Preferred Stock; and

          (i) Any other preferences, privileges and powers and relative, participating, optional or other special rights and qualifications, limitations or restrictions of such series, as the Board of Directors may deem advisable and as shall not be inconsistent with the provisions of this Restated Certificate of Incorporation and to the full extent now or hereafter permitted by the Delaware General Corporation Law.

     C.  Common Stock and Non-Voting Common Stock.
         ----------------------------------------

     The Common Stock and the Non-Voting Common Stock shall be identical in all respects and shall have equal rights and privileges, except as otherwise expressly provided herein. The relative powers, preferences, rights, qualifications, limitations and restrictions of the shares of the Common Stock and the Non-Voting Common Stock are as follows:

     1.  Dividends.  The holders of record of Common Stock and the Non-Voting
         ---------
Common Stock shall be entitled to receive, when, if and as declared by the Board of Directors, such dividends of cash, property or stock of the Corporation as the Board of Directors shall from time to time declare, subject to the following rights and restrictions and the rights and restrictions set forth in paragraph
(C)(2) of this Article FOURTH:

          (a) No cash dividends shall be declared and paid on the Common Stock unless at the same time an equal cash dividend is declared and paid, per share, on the Non-Voting Common Stock. No cash dividends shall be declared and paid on the Non-Voting Common Stock unless at the same time an equal cash dividend is declared and paid, per share, on the Common Stock.

          (b) No dividend of property (including capital stock of the Corporation) shall be declared and paid on the Common Stock unless a dividend of an equal amount of the same property has also been declared and paid, per share, on the Non-Voting Common Stock. No dividend of property (including capital stock of the Corporation) shall be declared and paid on the Non-Voting Common Stock unless a dividend of an equal amount of the same property has also been declared and paid, per share, on the Common Stock.

          2.  Stock Subdivisions and Combinations.  The Corporation shall not
              -----------------------------------
subdivide or combine shares Common Stock by stock split, stock dividend, reclassification, reorganization or otherwise without at the same time making a proportionate subdivision or combination of the Non-Voting Common Stock. The Corporation shall not subdivide or combine shares of Non-Voting Common Stock by stock split, stock dividend, reclassification, reorganization or otherwise without at the same time making a proportionate subdivision or combination of the Common Stock.

          3.  Liquidation.  In the event of any liquidation, dissolution or
              -----------
winding up of the Corporation, whether voluntary or involuntary, after payment or provision for payment of the debts and other liabilities of the Corporation and the amounts to which the holders of any Preferred Stock shall be entitled, the holders of Common Stock and Non-Voting Common Stock shall be entitled (together as one class) to share ratably in the remaining assets of the Corporation.

          4.  Voting.  The holders of the Common Stock are entitled to one vote
              ------
for each share held. Except as provided under the Delaware General Corporation Law, the holders of the Non-Voting Common Stock are not entitled to vote. There shall be no cumulative voting.

          5.  Conversion of Non-Voting Common Stock.
              --------------------------------------

          (a) Optional Conversion. Each share of Non-Voting Common Stock shall be convertible, at the option of the holder thereof, at any time and from time to time, into shares of Common Stock at the rate of one share of Common Stock for each share of Non-Voting Common Stock by surrendering the certificate or certificates for such shares of Non-Voting Common Stock, together with written notice that such holder elects to convert all or any portion of the shares of Non-Voting Common Stock represented by such certificate or certificates, to the office of the transfer agent (which shall be the principal office of the Corporation if it serves as its own transfer agent). Such notice shall state the names of the nominees, if any, in which such holder wishes the certificate or certificates for the shares of Common Stock to be issued. The date of receipt of such certificates and notice by the transfer agent (or by the Corporation if it serves as its own transfer agent) shall be the conversion date. The Corporation shall, as soon as practicable after such conversion date, issue and deliver at such office to such holder of Non-Voting Common Stock, or to its nominees, a certificate or certificates for the number of shares of Common Stock to which such holder shall be entitled, together with cash in lieu of any fraction of a share.

          (b)  Automatic Conversion.  (i) Except as provided in paragraph
               --------------------
     5(b)(ii), upon the transfer of beneficial ownership of any shares of Non-Voting Common Stock, such shares shall automatically, with no further action being required by any party to such transfer or otherwise, be converted into shares of Common Stock at the rate of one share of Common Stock for each share of Non-Voting Common Stock.

          (ii) The provisions of paragraph 5(b)(i) shall not apply, and Non-Voting Common Stock shall be issued to a transferee of Non-Voting Common Stock upon the transfer of beneficial ownership of any shares thereof, if such transfer is made to (i) a majority- owned subsidiary of Genentech, Inc., a Delaware corporation ("Genentech"), (ii) a corporation ("Genentech Parent") of which Genentech is a wholly owned subsidiary or (iii) a wholly owned subsidiary of Genentech Parent (in any such case, a "qualifying transfer"); provided that
                                                                   --------
     if such transfer is made to a wholly owned subsidiary of Genentech or of Genentech Parent, as the case may be, and such wholly owned subsidiary ceases to be a wholly owned subsidiary of Genentech or of Genentech Parent, as the case may be, then such shares shall automatically, with no further action being required by any party, be converted into shares of Common Stock at the rate of one share of Common Stock for each share of Non-Voting Common Stock. Upon any qualifying transfer, the transferor shall provide written certification to the transfer agent for the Common Stock and Non-Voting Common Stock of such facts which constitute such transfer as a "qualifying transfer" and, absent prima facie evidence that such certification is false, the Corporation or any transfer agent shall accept such certification as being correct and shall not be required to conduct any investigation with respect thereto.

          (c) The Corporation shall reserve and keep available out of its authorized but unissued Common Stock such number of shares of Common Stock as shall from time to time be sufficient to effect the conversion of all outstanding shares of Non-Voting Common Stock.

     FIFTH:  The Corporation is to have perpetual existence.

     SIXTH: The following provisions are inserted for the management of the business and the conduct of the affairs of the Corporation, and for further definition, limitation and regulation of the powers of the Corporation and of its directors and stockholders:

     A. The business and affairs of the Corporation shall be managed by or under the direction of the Board of Directors. In addition to the powers and authority expressly conferred upon them by statute or by this Restated Certificate of Incorporation or the By-Laws of the Corporation as in effect from time to time, the directors are hereby empowered to exercise all such powers and do all such acts and things as may be exercised or done by the Corporation.

     B. The directors of the Corporation need not be elected by written ballot unless the By-Laws so provide.

     C. Any action required or permitted to be taken by the stockholders of the Corporation may be effected only at a duly called annual or special meeting of stockholders of the Corporation and not by written consent.

     SEVENTH: A. Subject to the rights of the holders of shares of any series of Preferred Stock then outstanding to elect additional directors under specified circumstances, the number of directors shall be fixed from time to time exclusively by the Board of Directors pursuant to a resolution adopted by a majority of the Board of Directors.

     B. On or prior to the Effective Time, the Board of Directors of the Corporation shall divide the directors into three classes, as nearly equal in number as reasonably possible, with the term of office of the first class to expire at the 1998 annual meeting of stockholders or any special meeting in lieu thereof, the term of office of the second class to expire at the 1999 annual meeting of stockholders or any special meeting in lieu thereof, and the term of office of the third class to expire at the 2000 annual meeting of stockholders or any special meeting in lieu thereof. At each annual meeting of stockholders or special meeting in lieu thereof following such initial classification, directors elected to succeed those directors whose terms expire shall be elected for a term of office to expire at the third succeeding annual meeting of stockholders or special meeting in lieu thereof after their election and until their successors are duly elected and qualified.

     C. Subject to the rights of the holders of any series of Preferred Stock then outstanding, newly created directorships resulting from any increase in the authorized number of directors or any vacancies in the Board of Directors resulting from death, resignation, retirement, disqualification, removal from office or other cause may be filled only by a majority vote of the directors then in office even though less than a quorum, or by a sole remaining director. In the event of any increase or decrease in the authorized number of directors,
(i) each director then serving as such shall nevertheless continue as a director of the class of which he is a member until the expiration of his current term or his prior death, retirement, removal or resignation and (ii) the newly created or eliminated directorships resulting from such increase or decrease shall if reasonably possible be apportioned by the Board of Directors among the three classes of directors so as to ensure that no one class has more than one director more than any other class. To the extent reasonably possible, consistent with the foregoing rule, any newly created directorships shall be added to those classes whose terms of office are to expire at the latest dates following such allocation and newly eliminated directorships shall be subtracted from those classes whose terms of office are to expire at the earliest dates following such allocation, unless otherwise provided for from time to time by resolution adopted by a majority of the directors then in office, although less than a quorum. In the event of a vacancy in the Board of Directors, the remaining directors, except as otherwise provided by law, may exercise the powers of the full Board of Directors until the vacancy is filled.

     D. Advance notice of stockholder nominations for the election of directors and of business to be brought by stockholders before any meeting of the stockholders of the Corporation shall be given in the manner provided in the By-Laws of the Corporation.

     E. Subject to the rights of the holders of any series of Preferred Stock then outstanding, any director, or the entire Board of Directors, may be removed from office at any time only for cause. A director may be removed for cause only after a reasonable notice and opportunity to be heard before the body proposing to remove him.

     EIGHTH: The Board of Directors is expressly empowered to adopt, amend or repeal By-Laws of the Corporation. Any adoption, amendment or repeal of the By-Laws of the Corporation by the Board of Directors shall require the approval of a majority of the Board of Directors. The stockholders shall also have power to adopt, amend or repeal the By-Laws of the Corporation; provided, that, in
                                                       --------
addition to any vote of the holders of any class or series of stock of the Corporation required by law or by this Restated Certificate of Incorporation, the affirmative vote of the holders of at least seventy percent (70%) of the voting power of all of the then outstanding shares of the capital stock of the Corporation entitled to vote generally in the election of directors, voting together as a single class, shall be required for the stockholders to adopt, amend or repeal any provision of the By-Laws of the Corporation.

     NINTH: A. To the fullest extent permitted by the Delaware General Corporation Law as the same now exists or may hereafter be amended, the Corporation shall indemnify, and advance expenses to, its directors, officers and any person who is or was serving at the request of the Corporation as a director, officer, trustee, employee or agent of another corporation, or of a partnership, joint venture, trust or other enterprise, if such person was or is made a party to or is threatened to be made a party to or is otherwise involved (including, without limitation, as a witness) in any action, suit or proceeding, whether civil, criminal, administrative or investigative, by reason of the fact that such person is or was a director or officer of the Corporation or is or was serving at the request of the Corporation as a director, officer, trustee, employee or agent of another corporation, or of a partnership, joint venture, trust or other enterprise, including service with respect to an employee benefit plan; provided, that except with respect to proceedings to enforce rights to
--------
indemnification or as is otherwise required by law, the By-Laws of the Corporation may provide that the Corporation shall not be required to indemnify, and advance expenses to, any director, officer or other person in connection with a proceeding (or part thereof) initiated by such director, officer or other person, unless such proceeding (or part thereof) was authorized by the Board of Directors. The Corporation, by action of its Board of Directors, may provide indemnification or advance expenses to employees and other agents of the Corporation or other persons only on such terms and conditions and to the extent determined by the Board of Directors in its sole and absolute discretion.

     B. The indemnification and advancement of expenses provided by, or granted pursuant to, this Article NINTH shall not be deemed exclusive of any other rights to which a person seeking indemnification or advancement of expenses may be entitled under any By-Law, agreement, vote of stockholders or disinterested directors or otherwise, both as to action in such person's official capacity and as to action in another capacity while holding such office.

     C. The Corporation shall have the power to purchase and maintain insurance on behalf of any person who is or was a director, officer, employee or agent of the Corporation, or is or was serving at the request of the Corporation as a director, officer, trustee, employee or agent of another corporation, or of a partnership, joint venture, trust or other enterprise, against any liability asserted against such person and incurred by such person in any such capacity, or arising out of such person's status as such, whether or not the Corporation would have the power to indemnify such person against such liability under this Article NINTH.

     D. The indemnification and advancement of expenses provided by, or granted pursuant to, this Article NINTH shall, unless otherwise specified when authorized or ratified, continue as to a person who has ceased to be a director, officer, employee or agent and shall inure to the benefit of the heirs, executors and administrators of such person. The indemnification and rights to advancement of expenses that may have been provided to an employee or agent of the Corporation by action of the Board of Directors, pursuant to the last sentence of paragraph 1 of this Article NINTH, shall, unless otherwise specified when authorized or ratified, continue as to a person who has ceased to be an employee or agent of the Corporation and shall inure to the benefit of the heirs, executors and administrators of such person, after the time such person has ceased to be an employee or agent of the Corporation, only on such terms and conditions and to the extent determined by the Board of Directors in its sole discretion. No repeal or amendment of this Article NINTH shall adversely affect any rights of any person pursuant to this Article NINTH which existed at the time of such repeal or amendment with respect to acts or omissions occurring prior to such repeal or amendment.

     TENTH: No director shall be personally liable to the Corporation or its stockholders for any monetary damages for breaches of fiduciary duty as a director, notwithstanding any provision of law imposing such liability; provided that this provision shall not eliminate or limit the liability of a director, to the extent that such liability is imposed by applicable law, (i) for any breach of the director's duty of loyalty to the Corporation or its stockholders; (ii) for acts or omissions not in good faith or which involve intentional misconduct or a knowing violation of law; (iii) under

Section 174 or successor provisions of the Delaware General Corporation Law; or
(iv) for any transaction from which the director derived an improper personal benefit. This provision shall not eliminate or limit the liability of a director for any act or omission if such elimination or limitation is prohibited by the Delaware General Corporation Law. No amendment to or repeal of this provision shall apply to or have any effect on the liability or alleged liability of any director for or with respect to any acts or omissions of such director occurring prior to such amendment or repeal. If the Delaware General Corporation Law is amended to authorize corporate action further eliminating or limiting the personal liability of directors, then the liability of a director of the Corporation shall be eliminated or limited to the fullest extent permitted by the Delaware General Corporation Law, as so amended.

     ELEVENTH: The Corporation reserves the right to amend or repeal any provision contained in this Restated Certificate of Incorporation in the manner prescribed by the Delaware General Corporation Law and all rights conferred upon stockholders are granted subject to this reservation; provided that, in addition
                                                      --------
to the vote of the holders of any class or series of stock of the Corporation required by law or by this Restated Certificate of Incorporation, the affirmative vote of the holders of shares of voting stock of the Corporation representing at least seventy percent (70%) of the voting power of all of the then outstanding shares of the capital stock of the Corporation entitled to vote generally in the election of directors, voting together as a single class, shall be required to (i) reduce or eliminate the number of authorized shares of Common Stock or Non-Voting Common Stock or the number of authorized shares of Preferred Stock set forth in Article FOURTH or (ii) amend or repeal, or adopt any provision inconsistent with, Articles SIXTH, SEVENTH, EIGHTH, NINTH, TENTH, and this Article ELEVENTH of this Amended and Restated Certificate of Incorporation.

     TWELFTH: Whenever a compromise or arrangement is proposed between this Corporation and its creditors or any class of them and/or between this Corporation and its stockholders or any class of them, any court of equitable jurisdiction within the State of Delaware may, on the application in a summary way of this Corporation or of any creditor or stockholder thereof or on the application of any receiver or receivers appointed for this Corporation under the provisions of Section 291 of the Delaware General Corporation Law or on the application of trustees in dissolution or of any receiver or receivers appointed for this Corporation under the provisions of Section 279 of the Delaware General Corporation Law, order a meeting of the creditors or class of creditors, and/or of the stockholders or class of stockholders of this Corporation, as the case may be, to be summoned in such manner as the said court directs. If a majority in number representing three-fourths (3/4) in value of the creditors or class of creditors, and/or of the stockholders or class of stockholders of this Corporation, as the case may be, agree to any compromise or arrangement and to any reorganization of this Corporation as consequence of such compromise or arrangement, the said compromise or arrangement and the said reorganization shall, if sanctioned by the court to which the said application has been made, be binding on all the creditors or class of creditors, and/or on all the stockholders or class of stockholders, of this Corporation, as the case may be, and also on this Corporation.

                     [THIS SPACE INTENTIONALLY LEFT BLANK]

     IN WITNESS WHEREOF, the Corporation has caused this certificate to be signed by its Chairman of the Board of Directors, President and Chief Executive Officer this _______ day of __________ 1997.

                                   CURAGEN CORPORATION



                                   By:_________________________________________
                                      Jonathan M. Rothberg, Ph.D.
                                      Its Chairman of the Board, President
                                        and Chief Executive Officer

                                                                       EXHIBIT 2
                                                                       ---------


            CERTIFICATE OF DESIGNATION, PREFERENCES, AND RIGHTS OF
                SERIES F NON-VOTING CONVERTIBLE PREFERRED STOCK

                                      OF

                              CURAGEN CORPORATION

     CURAGEN CORPORATION, a Delaware corporation (the "Company"), DOES HEREBY
CERTIFY:

     That, pursuant to authority conferred on the Board of Directors of the Company by the Certificate of Incorporation of the Company and pursuant to the provisions of Section 151 of Title 8 of the Delaware Code, said Board of Directors, by the affirmative vote of at least a majority of its members, adopted a resolution providing for the powers, designation, preferences and relative, participating, optional or other rights, and qualifications, limitations or restrictions thereof, of __________ (____________) shares of the Company's Preferred Stock, par value $.01 per share, which resolution is as follows:

     "RESOLVED: That pursuant to the authority granted to and vested in
      --------
                the Board of Directors of this Company in accordance with the provisions of its Restated Certificate of Incorporation, as amended, the Board of Directors hereby designates a series of Preferred Stock of the Company, par value $.01 per share (the "Preferred Stock"), consisting of _________ (______________)
                shares of the authorized, unissued Preferred Stock of the Company, as the Series F Non-Voting Convertible Preferred Stock (the "Series F Preferred"), and hereby fixes such designation and number of shares, and the powers, preferences and relative, participating, optional or other rights, and qualifications, limitations and restrictions thereof, as set forth below, and that the officers of the Company, and each acting singly, are hereby authorized, empowered and directed to execute and file with the Secretary of State of the State of Delaware a Certificate of Designation, Preferences and Rights of Series F Non-Voting Convertible Preferred Stock, as the officer or officers shall deem necessary and advisable to carry out the purposes of this resolution."

     Series F Preferred.  The powers, preferences, and relative, participating,
     ------------------
optional or other rights, and qualifications, limitations and restrictions thereof, with respect to the Series F Preferred, par value $.01 per share, are as follows:

     1.  Designation and Amount. The shares of such series shall be designated
         ----------------------
as "Series F Non-Voting Convertible Preferred Stock" (the "Series F Preferred"), and the number of shares constituting the Series F Preferred shall be __________________(____________).

     2.  Dividends.  Subject to the provisions of law and this Certificate of
         ---------
Incorporation, the holders of shares of Series F Preferred shall be entitled to receive, out of funds legally available therefor, in preference to the holders of Series A Convertible Preferred Stock (the "Series A Preferred"), Series B Redeemable Preferred Stock (the "Series B Preferred"), Series C Convertible Preferred Stock (the "Series C Preferred"), Series D Convertible Preferred Stock (the "Series D Preferred") and Series E Preferred Stock (the "Series E Preferred"), and any other class or series of the capital stock of the Company ranking junior to the Series F Preferred Stock as to the payment of dividends, quarterly dividends equal to the Series F Dividend Rate (as hereinafter defined), payable when and as declared by the Board of Directors, and, whether or not declared, with respect to liquidation under Section 4(a), conversion under Section 5(a) or redemption under Section 6(a). Such dividends shall accrue and be cumulative from the date of issuance of each share of Series F Preferred Stock, whether or not declared. As used herein, the term "Series F Dividend Rate" shall mean that dividend rate as is equal to (i) the prime rate of interest as reported from time to time by Citibank, N.A. (or, if Citibank, N.A. ceases to report such rate, the generally prevailing base lending rate of Fleet National Bank) (ii) plus one percent (1%).

     3.  Voting Rights.  Except as otherwise provided by the Delaware General
         -------------
Corporation Law, the holders of shares of Series F Preferred shall not be entitled to vote in, or to receive notice of, any meeting of the stockholders of the Company.

     4.  Liquidation, Dissolution or Winding Up.
         --------------------------------------

     (a) In the event of the voluntary or involuntary liquidation, dissolution or winding up of the Company, or in the event of its insolvency, before any distribution or payment is made to any holders of any shares of the Common Stock or any other class or series of capital stock of the Company designated to be junior to the Series A Preferred, the Series B Preferred, the Series C Preferred, the Series D Preferred, the Series E Preferred and the Series F Preferred and subject to the liquidation rights and preferences of any class or series of capital stock of the Company designated to be senior to, or on parity with, the Series A Preferred, the Series B Preferred, the Series C Preferred, the Series D Preferred the Series E Preferred and the Series F Preferred, the holders of outstanding shares of the Series A Preferred, the Series B Preferred, the Series C Preferred, the Series D Preferred, the Series E Preferred and the Series F Preferred shall be entitled to have set apart for them, or to be paid first out of the assets of the Company available for distribution to holders of the Company's capital stock of all classes, an amount in cash equal to (i) $5.86 per share of Series A Preferred and Series C Preferred, plus all declared but unpaid dividends, (ii) $10.00 per share of Series B Preferred, plus all accrued but unpaid dividends, whether or not declared, on the Series B Preferred, (iii) $7.50 per share of Series D Preferred, plus all declared but unpaid dividends,
(iv) $10.00 per share of the Series E Preferred, plus all accrued but unpaid dividends, whether or not declared and (v) $100.00 per share of the Series F Preferred, plus all accrued but unpaid dividends, whether or not declared (and in all instances specified in (i), (ii), (iii), (iv) and (v) subject to equitable adjustment in the event of any stock dividend, stock split, combination reorganization, recapitalization or other similar event affecting such shares). If, upon any voluntary or involuntary liquidation, dissolution or winding up of the Company, the assets of the Company available for distribution to stockholders shall be insufficient to set aside for or to pay such amounts to the holders of shares of Series A Preferred, Series B Preferred, Series C Preferred, Series D Preferred, the Series E Preferred and Series F Preferred the total amount of the Company's assets which is available to be paid to stockholders of the Company shall be distributed ratably among the holders of the Series A Preferred, the Series B Preferred, the Series C Preferred, the Series D Preferred, the Series E Preferred and the Series F Preferred in proportion to their preferential liquidation amounts as specified above, subject to the liquidation rights and preferences of any other class or series of capital stock of the Company designated to be senior to, or on a parity with, the Series A Preferred, the Series B Preferred, the Series C Preferred, the Series D Preferred, the Series E Preferred and the Series F Preferred, and no distribution shall be made to or set apart for the holders of Common Stock or any other class or series of capital stock of the Company which at such time is junior to the Series A Preferred, the Series B Preferred, the Series C Preferred, the Series D Preferred, the Series E Preferred and the Series F Preferred as to liquidation rights and preferences. If the assets of the Company available for distribution to stockholders exceed such amounts, the balance of such assets shall be paid to or set aside for payment ratably among the holders of any class or series of capital stock of the Company designated to be junior to the Series A Preferred, the Series B Preferred, the Series C Preferred, the Series D Preferred, the Series E Preferred and the Series F Preferred in accordance with their relative rights and preferences, and thereafter, to the holders of Common Stock.

     (b) The merger or consolidation of the Company into or with another corporation, or the sale or other conveyance of all or substantially all of the assets of the Company to another entity, shall be deemed, at the option of any holder of shares of Series F Preferred, a liquidation, dissolution or winding up of the Company for purposes of this Section 4 as to such holder.

     5.   Conversion.
          ----------

     (a) Subject to the terms and conditions of this Section 5, at any time after the issuance of the Series F Preferred, the holder of each share of Series F Preferred shall have the right, at such holder's option, to convert any such shares of Series F Preferred into such number of fully paid and non-assessable shares of Common Stock of the Company as is determined by dividing the Series F Issue Price (as defined below) by the Conversion Price (as defined below). Such option to convert shares of Series F Preferred into shares of Common Stock may be exercised as to all or any portion of such shares of Series F Preferred by, and only by, giving written notice to the Company at its principal office that the holder elects to convert a stated number of shares of Series F Preferred into Common Stock and by surrendering for such purpose to the Company at its principal office the certificate representing such shares of Series F Preferred, duly endorsed or accompanied by proper instruments to evidence the conversion election. At the time of such surrender, the persons exercising such option to convert shall be deemed to be the holders of the shares of Common Stock issuable upon such conversion, notwithstanding that the stock transfer books of the Company may then be closed or that certificates representing such shares of Common Stock shall not then be actually delivered to such person. All rights with respect to the Series F Preferred so converted (other than the right to receive declared or accrued (whether or not declared) but unpaid dividends thereon which may, at the option of the Company, be paid in additional shares of Common Stock) will then terminate. As promptly as practicable after the receipt of the written notice referred to in the preceding paragraph and surrender of the certificate or certificates for the share or shares of Series F Preferred to be converted, the Company shall issue and deliver, or cause to be issued and delivered, to the holder of the shares being converted, a certificate or certificates registered in the holder's name or designee, for the number of whole shares of Common Stock issuable upon the conversion of such share or shares of Series F Preferred. In case the number of shares of Series F Preferred represented by the certificate or certificates surrendered for conversion pursuant to this Section 5 exceeds the number of shares converted, the Company shall, upon such conversion, execute and deliver to the holder at the expense of the Company a new certificate or certificates for the number of shares of Series F Preferred represented by the certificate or certificates surrendered which are not to be converted. As used herein, the "Series F Issue Price" shall mean $100 per share and the term "Conversion Price" shall mean the fair market value of the shares of Common Stock of the Company at the time of conversion, determined as follows: if the shares of Common Stock are traded on the Nasdaq Stock Market the average of the closing prices as reported by the Nasdaq Stock Market or, if not traded on the Nasdaq Stock Market, by such other principal securities exchange on which the shares are traded, as applicable, over the twenty (20) days preceding the date on which conversion will be made or, if not traded on any other exchange, the price per share which the Company could obtain from a willing buyer for shares of Common Stock sold by the Company, as determined in good faith by the Board of Directors of the Company.


     (b)  Capital Reorganization, Merger or Sale of Assets. If at any time or
          ------------------------------------------------
from time to time there shall be a capital reorganization of the Common Stock or a consolidation or merger of the Company, or a sale of all or substantially all of the assets of the Company (a "Reorganization"), then, as a part of and as a condition to such Reorganization, provision shall be made so that the holders of shares of the Series F Preferred shall thereafter be entitled to receive upon conversion of the shares of the Series F Preferred the same kind and amount of stock or other securities or property (including cash) of the Company, or of the successor corporation resulting from such Reorganization, to which such holder would have been entitled if such holder had converted its shares of the Series F Preferred immediately prior to the effective time of such Reorganization. In any such case, appropriate adjustment shall be made in the application of the provisions of this Section 5 to the end that the provisions of this Section 5 (including adjustment of the Conversion Price then in effect and the number of shares of Common Stock or other securities issuable upon conversion of the shares of the Series F Preferred) shall be applicable after such Reorganization in as nearly equivalent manner as may be reasonably practicable. In the case of a transaction to which both this Subsection 5(b) and Subsection 4(b) hereof apply, the holders of at least a majority of the outstanding shares of the Series F Preferred upon the occurrence of a Reorganization shall have the option to elect treatment either under this Subsection 5(b) or under Subsection 4(b) hereof, notice of which election shall be given in writing to the Company not less than fifteen (15) business days prior to the effective date of such Reorganization or not less than fifteen (15) days after the Company has given notice to the holders of the Series F Preferred Stock of such Reorganization, whichever is later. If no such election is timely made, the provisions of Subsection 4(b) and not of this Subsection 5(b) shall apply.

     (c)    Certain Provisions Regarding Conversion.
            ---------------------------------------

     (i)    No Fractional Shares. The number of shares of Common Stock issuable
            --------------------
upon conversion of any shares of Series F Preferred shall be rounded to the nearest whole number, and no fractional shares of Common Stock, and no payment in lieu thereof, shall be issued upon any such conversion.

     (ii)   Common Stock Reserved. The Company shall at all times reserve and
            ---------------------
keep available out of its authorized but unissued Common Stock the full number of shares of Common Stock deliverable upon the conversion of all then outstanding shares of Series F Preferred.

     (iii)  Status of Converted or Unissued Series F Preferred. Shares of Series
            --------------------------------------------------
F Preferred that have been issued and reacquired in any manner, including upon conversion of such shares, shall (upon compliance with any applicable provisions of the laws of the State of Delaware) have the status of authorized and unissued shares of the Company's Preferred Stock, par value $.01 per share, undesignated as to series and may be redesignated and reissued as part of any series of the Preferred Stock.

     (iv)   Certificate as to Adjustments. Upon the occurrence of each
            -----------------------------
adjustment or readjustment of the number of shares receivable pursuant to this
Section 5, the Company at its expense shall promptly compute such adjustment or readjustment in accordance with the terms hereof and furnish to each holder of Series F Preferred a certificate setting forth such adjustment or readjustment and showing in detail the facts upon which such adjustment or readjustment is based. The Company shall, upon the written request at any time of any holder of Series F Preferred, furnish or cause to be furnished to such holder a like certificate setting forth (i) such adjustments and readjustments, and (ii) the number of shares of Common Stock and the amount, if any, of other property which at the time would be received upon the conversion of each series of Series F Preferred.

     6.     (a)  Redemption.  The Company may, at any time after the date of
                 ----------
its Initial Public Offering (as defined below) redeem from each holder of Series F Preferred, at a price equal to the Series F Issue Price, plus any accrued but unpaid dividends thereon, whether or not declared (the "Redemption Price"), one hundred percent (100%) of the shares of Series F Preferred held by such holder on such date. The Company will provide each holder of Series F Preferred with a written request setting forth its desire to redeem shares of Series F Preferred. Upon issuance of any such redemption request, the Company will become obligated to redeem at the time of redemption specified therein (the "Redemption Date") all shares of Series F Preferred specified therein. In case less than all shares of Series F Preferred represented by any certificate are redeemed in any redemption pursuant to this Section 6, a new certificate will be issued representing the unredeemed shares of Series F Preferred without cost to the holder thereof. As used herein, the term "Initial Public Offering" shall mean a firm commitment underwritten public offering of the Common Stock of the Company pursuant to a registration statement filed with and declared effective by the Securities and Exchange Commission under the Securities Act of 1933, as amended.

          (b)  Status of Redeemed Shares. Unless there shall have been a default
               -------------------------
in payment of the Redemption Price, no shares of redeemed Series F Preferred shall be entitled to any dividends accrued after the Redemption Date, and on such Redemption Date all rights of the holder of such redeemed shares as a stockholder of the Company by reason of the ownership of such shares will cease, except the right to receive the Redemption Price of such shares, without interest, plus any declared or accrued (whether or not declared) unpaid dividends accruing prior to the Redemption Date upon presentation and surrender of the certificate representing such shares, and such redeemed shares will not from and after such Redemption Date be deemed to be outstanding.

     7.   No Impairment.  The Company shall not, by amendment of its
          -------------
Certificate of Incorporation or through any reorganization, transfer of assets, consolidation, merger, dissolution, issue or sale of securities or any other voluntary action, avoid or seek to avoid the observance or performance of any of the terms to be observed or performed hereunder by the Company but shall at all times in good faith assist in the carrying out of all the provisions of this Certificate of Designation and in the taking of all such action as may be necessary or appropriate in order to protect the rights and preferences of the holders of Series F Preferred against impairment in accordance with this Certificate of Designation and the Delaware General Corporation Law.

     8.   Certain Amendments to the Company's Certificate of Incorporation.
          ----------------------------------------------------------------
So long as any shares of Series F Preferred Stock shall be outstanding, the Company shall not, without first obtaining the affirmative vote or written consent of the holders of a majority of the outstanding shares of Series F Preferred Stock, voting separately as a class, amend or repeal any provision of, or add any provision to, the Company's Certificate of Incorporation, including any amendment, repeal or addition to the Company's Certificate or Incorporation effected through a merger, if such action would adversely affect or change the preferences, rights, privileges or powers of the Series F Preferred Stock, or increase or decrease (other than by conversion) the total number of authorized shares of Series F Preferred Stock.

     IN WITNESS WHEREOF, the Company has caused this Certificate of Designation to be signed by its President and Chief Executive Officer this ____day of ____,
____.


                                        CURAGEN CORPORATION



                                        By:________________________________
                                         Jonathan M. Rothberg, Ph.D.
                                         President and Chief
                                         Executive Officer

                                  APPENDIX C
                                  ----------

                           FORM OF LICENSE AGREEMENT

                               LICENSE AGREEMENT

     This License Agreement ("Agreement") is made effective as of _______________ ("Effective Date") by and between GENENTECH, INC., a Delaware corporation having its principal business office at 1 DNA Way, South San Francisco, CA 94080 ("GENENTECH"), and CURAGEN CORPORATION, a Delaware corporation with its principal place of business at 555 Long Wharf Drive, 11th Floor, New Haven, Connecticut 06511 ("CURAGEN"). GENENTECH and CURAGEN are each hereafter referred to individually as a "Party" and together as the "Parties".

     WHEREAS, GENENTECH wishes to obtain a license to certain inventions made or owned by CURAGEN as provided in that certain Research and Option Agreement between the Parties hereto dated as of November 20, 1997 which is attached hereto (the "Research Agreement");

     WHEREAS, CURAGEN has agreed to provide such license under the terms and conditions set forth herein.

     NOW, THEREFORE, in consideration of the mutual covenants contained herein, and for other good and valuable consideration, the receipt and adequacy of which is hereby acknowledged, the Parties hereby agrees as follows:

                                1.  DEFINITIONS

     Whenever used in the Agreement with an initial capital letter, the terms defined in this Section 1 shall have the meanings specified.

     1.1 "AFFILIATE" shall mean any corporation, firm, limited liability company, partnership or other entity which directly or indirectly controls or is controlled by or is under common control with a Party to this Agreement. "Control" means ownership, directly or through one or more Affiliates, of fifty percent (50%) or more of the shares of stock entitled to vote for the election of directors, in the case of a corporation, or fifty percent (50%) or more of the equity interests in the case of any other type of legal entity, status as a general partner in any partnership, or any other arrangement whereby a Party controls or has the right to control the Board of Directors or equivalent governing body of a corporation or other entity.

     1.2 "CLONE" shall mean a segment of DNA representing a whole or partial gene whose sequence or utility is determined from the analysis of one or more Data Sets or from the Extended Research during the Term of the Research Agreement.

     1.3 "CURAGEN BACKGROUND INVENTIONS" shall mean all patent rights and know-how of CURAGEN, other than those relating primarily to Inventions, which CURAGEN has the right to license and which would be infringed by, or is reasonably necessary for, the development, manufacture, use, sale or importation of any product developed by GENENTECH pursuant to the licenses granted hereunder; provided, however, that CURAGEN Background Inventions shall expressly exclude:
(i) any patent rights and know-how relating to Clones not licensed by GENENTECH pursuant to this Agreement and (ii) any patent rights or know-how arising from any CURAGEN collaboration with a third party, except to the extent permitted thereby.

     1.4 "CURAGEN DATA" shall mean, with respect to a Licensed Clone, all information pertaining to such Licensed Clone obtained from the processing of specified CURAGEN samples, including QC data. QEA/GeneCalling data, MIM/PathCalling data, sequence data and any other information obtained or generated by CURAGEN in the performance of the CURAGEN Project relating to such Licensed Clone.

     1.5 "CURAGEN DATA SET" shall mean all CURAGEN Data resulting from a discrete CURAGEN Project that CURAGEN can make exclusively available to GENENTECH.

     1.6 "CURAGEN PROJECT" shall mean a particular project undertaken by CURAGEN on its own outside the Research Program to process and analyze a specified set of samples which do not contain GENENTECH Proprietary Material, and as to which CURAGEN is free to grant rights to GENENTECH hereunder.

     1.7 "CURAGEN PROJECT INVENTION" shall mean any discovery, invention, know-how or trade secret conceived or made by employees of CURAGEN (i) in the performance of a CURAGEN Project that results in CURAGEN Data that becomes part of an Exclusive Data Set, that is based on, incorporates or makes material use of the corresponding CURAGEN Data or (ii) relating to a Lead generated outside of the Extended Research.

     1.8 "CURAGEN PROJECT PATENT RIGHTS" shall mean Patent Rights containing a claim or claims covering CURAGEN Project Inventions. CURAGEN Project Patent Rights shall also include Patent Rights containing a claim or claims covering CURAGEN Project Inventions exclusively licensed in by CURAGEN, with the right to sublicense, now or in the future.

     1.9 "CURAGEN PROJECT PROPRIETARY MATERIAL" shall mean, with respect to a Licensed Clone, all substances made by CURAGEN in the performance of the CURAGEN Project relating to such Licensed Clone, including mRNA pools. CURAGEN Project Proprietary Material shall include, without limitation, QEA fragments, MIM constructs and materials derived or constructed from QEA fragments and MIM constructs, including, without limitation, fragment and full length cDNA clones made by CURAGEN.

     1.10 "DATA SET," which may be either a Project Data Set or a CURAGEN Data Set, with respect to a Licensed Clone, shall mean all Project Data resulting from the discrete Research Project relating to the Licensed Clone or all CURAGEN Data resulting from the discrete CURAGEN Project relating to the Licensed Clone, respectively.

     1.11 "EXCLUSIVE DATA SET" shall mean any Project Data Set during the corresponding Exclusive Evaluation Period as provided in Section 2.4 of the Research Agreement or any CURAGEN Data Set during the corresponding Exclusive Evaluation Period as provided in Section 2.5.2 of the Research Agreement.

     1.12 "EXCLUSIVE EVALUATION PERIOD" shall have the meaning set forth in
Section 2.4 or 2.5.2 of the Research Agreement.

     1.13 "EXTENDED LICENSE PATENT RIGHTS" shall have the meaning set forth in
Section 2.3.

     1.14 "EXTENDED RESEARCH" shall mean, as to each Licensed Clone, the research undertaken by CURAGEN before or after the Effective Date hereof pursuant to Sections 2.4.1, 2.5.2 and/or 7.1.3 of the Research Agreement relating to or using such Licensed Clone.

     1.15 "EXTENDED RESEARCH DATA" shall mean all information and results obtained by CURAGEN from its performance of Extended Research.

     1.16 "EXTENDED RESEARCH INVENTIONS" shall mean any discovery, invention, know-how or trade secret conceived or made by employees of CURAGEN in the performance of Extended Research, other than such discoveries, inventions, know-how or trade secrets that are deemed to be defined as Research Project Inventions pursuant to the terms of the Research Agreement or this Agreement.

     1.17 "EXTENDED RESEARCH PATENT RIGHTS" shall mean all rights and interests in and to issued patents and pending patent applications in any country, including, but not limited to, all provisional applications, substitutions, continuations, continuations-in-part (solely to the extent that the claims of such continuations-in-part cover Extended Research Inventions), divisions, and renewals thereof, all letters patent granted thereon, and all reissues, reexaminations and extensions thereof, whether owned now or hereafter solely or jointly by CURAGEN, and wherein at least one claim of such patent right covers an Extended Research Invention, and including, without limitation, those Extended Research Patent Rights listed on Schedule I attached hereto.

     1.18 "GENESCAPE"(R) shall mean the web-based software and database product for accessing and storing Data Sets generated through the application of CURAGEN's QEA/GeneCalling and MIM/PathCalling.

     1.19 "INVENTION," as to each Licensed Clone, shall mean CURAGEN Project Inventions and Research Project Inventions relating to the Licensed Clone.

     1.20 "KNOW- HOW" shall mean: (a) as to each Licensed Clone, all unpatented Project Data, Research Project Inventions, CURAGEN Data and CURAGEN Project Inventions relating to such Licensed Clone; (b) as to each Lead, all unpatented information, inventions, discoveries and trade secrets relating to the Lead; and (c) as to Extended Research using a Licensed Clone, all unpatented Extended Research Data and all Extended Research Inventions relating thereto.

     1.21 "LEAD" shall mean, as to each Licensed Clone, a small molecule which was discovered or developed to bind to a protein or inhibit protein function, and which was developed directly and materially from the use of a Licensed Clone or the protein encoded thereby by CURAGEN outside of the Research Program prior to the point in time at which the Clone became a Licensed Clone, including, without limitation, in the course of the Extended Research.

     1.22 "LICENSED CLONE" shall have the meaning set forth in Section 2.1.

     1.23 "LICENSED PRODUCT," as to each Licensed Clone, shall mean:

     [XXXXX]

     [XXXXX]

     [XXXXX]

     [XXXXX]

     [XXXXX]

                       Confidential Treatment Requested

     [XXXXX]

     [XXXXX]

     [XXXXX]

     [XXXXX]

     [XXXXX]

     1.24 "MIM/PATHCALLING" shall mean the technology employed by CURAGEN for identifying protein-protein interactions from libraries of cDNAs.

     1.25 "NET SALES" shall mean [XXXXX]

     [XXXXX]

                       Confidential Treatment Requested

[XXXXX]

[XXXXX]

[XXXXX]

[XXXXX]

[XXXXX]
[XXXXX]
[XXXXX]
[XXXXX]

                       Confidential Treatment Requested

[XXXXX]

     1.26 "OPTIONED CLONE" shall have the meaning set forth in Section 7.1 of the Research Agreement.

     1.27 "PATENT COORDINATORS" shall mean a patent attorney or patent agent representing CURAGEN and a patent attorney or patent agent representing GENENTECH, as further described in Section 5.1.

     1.28 "PATENT RIGHTS" shall mean, as to each Licensed Clone, all rights and interests in and to issued patents and pending patent applications in any country, including, but not limited to, all provisional applications, substitutions, continuations, continuations-in-part (solely to the extent that the claims of such continuations-in-part cover Research Project Inventions or CURAGEN Project Inventions), divisions, and renewals thereof, all letters patent granted thereon, and all reissues, reexaminations and extensions thereof, whether owned now or hereafter, solely or jointly by a Party, and wherein at least one claim of such patent right covers an Invention, and including, without limitation, those Patent Rights listed on Schedule I attached hereto.

     1.29 "PRIME RATE" shall mean the prime rate of interest as reported by Citibank, N.A. In the event that Citibank, N.A. ceases to report such a rate, the term "Prime Rate" shall mean the generally prevailing base corporate lending rate of Fleet National Bank.

     1.30 "PROJECT DATA" shall mean all information obtained from the processing of GENENTECH Proprietary Material in a particular Research Project, including QC data, expression data, sequence data and any other information obtained or generated by CURAGEN in the performance of the Research Project relating to such Licensed Clone.

     1.31 "PROJECT DATA SET" shall mean all Project Data resulting from a discrete Research Project.

                       Confidential Treatment Requested

     1.32 "QEA/GENECALLING" shall mean the technology employed by CURAGEN for tagging and identifying the expression level of specific gene fragments within a cDNA pool.

     1.33 "RESEARCH PROGRAM" shall mean the Research Projects to be performed by CURAGEN and GENENTECH under the Research Agreement.

     1.34 "RESEARCH PROJECT" shall mean a particular project to process and analyze a specified set of samples under the Research Agreement.

     1.35 "RESEARCH PROJECT INVENTION" shall mean any discovery, invention, know-how or trade secret conceived or made: (a) by employees of CURAGEN or GENENTECH or jointly by employees of both in the performance of the Research Program, (b) by GENENTECH employees in performing the following specific activities utilizing any Data Set: (i) QEA or MIM data analysis, confirmation of QEA or MIM data, fragment cloning and sequencing of a Clone, and (ii) full-length cloning of a Clone, or (c) any discovery, invention, know-how or trade secret deemed to be a Research Project Invention pursuant to the terms of the Research Agreement or this Agreement. Research Project Inventions shall not include inventions conceived or made solely by GENENTECH outside of the Research Program, except as specifically set forth in (b) above.

     1.36 "RESEARCH PROJECT PATENT RIGHTS" shall mean Patent Rights containing a claim or claims covering Research Project Inventions.

     1.37 "RESEARCH PROJECT PROPRIETARY MATERIAL" shall mean, with respect to a Licensed Clone, all substances made by CURAGEN in the performance of the Research Project relating to such Licensed Clone other than mRNA pools extracted from GENENTECH Proprietary Material. Research Project Proprietary Material shall include, without limitation, QEA fragments, MIM constructs and materials derived or constructed from QEA fragments and MIM constructs, including, without limitation, fragment and full length cDNA clones made by CURAGEN.

     1.38 "SUBLICENSEE" shall mean any non-Affiliate third party sublicensed by GENENTECH under the license granted to GENENTECH hereunder, to make, have made, use, have used, offer to sell, sell, have sold, import or have imported any Licensed Product.

     1.39 "TERM" shall have the meaning set forth in Section 3.10.

     1.40 "TERRITORY" shall mean the world.

     1.41 "VALID CLAIM(S)" shall mean an unexpired claim of any issued patent within Patent Rights or Extended License Patent Rights which has not been finally declared invalid or unenforceable by a patent office or by a court or other body of competent jurisdiction in any unappealed or unappealable decision and which has not been lost through an interference or opposition proceeding.


                               2.  LICENSE GRANT

     2.1  LICENSE GRANT.  Upon exercise of an Option pursuant to Section 7.4 of
          -------------
the Research Agreement for any Optioned Clone, GENENTECH shall elect one of the types of licenses set forth below. The Parties shall indicate such election and complete the information for such Optioned Clone on Schedule I attached hereto and incorporated herein, and sign such Schedule I. Such Optioned Clone shall thereafter be deemed a Licensed Clone. With respect to the license types set forth in (a) and (b) below, GENENTECH shall also indicate on Schedule I its election , if any, to obtain an exclusive license hereunder to CURAGEN's rights and interests in any Lead relating to such Licensed Clone.

     (a) For each Licensed Clone and corresponding Lead(s) listed on Schedule I for which this Section 2.1(a) exclusive license is elected, subject to the rights reserved to CURAGEN in Section 2.5 below, CURAGEN hereby grants to GENENTECH an exclusive license (even as to CURAGEN) in the Territory, to develop, make, have made, use, have used, sell, have sold, offer for sale, import and have imported any and all products for any and all human uses, under: (x) all Patent

          Rights, Inventions, Know-How, CURAGEN Project Proprietary Material and Research Project Proprietary Material that pertain to such Licensed Clone, related Licensed Products and the uses thereof, including but not limited to Patent Rights claiming whole or partial sequences or utility; and (y) all Patent Rights and Know-How of CURAGEN which CURAGEN has the right to license to GENENTECH relating to Leads discovered or developed using such Licensed Clone or the protein encoded thereby as a target, and which GENENTECH has elected to license. Such license shall be for the Term specified in Section 3.10, unless terminated as set forth in this Agreement.

     (b) For each Licensed Clone and corresponding Lead(s) listed on Schedule I for which this Section 2.1(b) exclusive license is elected and which were "known" by third parties prior to the exercise of the corresponding Option as determined pursuant to subsection (d) below, subject to the rights reserved to CURAGEN in Section 2.5 below, CURAGEN hereby grants to GENENTECH an exclusive license (even as to CURAGEN) in the Territory, to develop, make, have made, use, have used, sell, have sold, offer for sale, import and have imported any and all products for any and all human uses, under: (x) all Patent Rights, Inventions, Know-How, CURAGEN Project Proprietary Material and Research Project Proprietary Material that pertain to such Licensed Clone, related Licensed Products and the uses thereof, including but not limited to Patent Rights claiming whole or partial sequences or utility; and (y) all Patent Rights and Know-How of CURAGEN which CURAGEN has the right to license to GENENTECH relating to Leads discovered or developed using the Licensed Clone or the protein encoded thereby as a target, and which GENENTECH has elected to license. Such license shall be for the Term specified in Section 3.10, unless terminated as set forth in this Agreement.

     (c) For each Licensed Clone listed on Schedule I for which this Section 2.1(c) non-exclusive license is elected and for Licensed Products related to such Licensed Clone that are discovered or developed by GENENTECH, CURAGEN hereby grants to GENENTECH a non-exclusive license in the Territory to use such Licensed Clone or the protein encoded thereby as a reagent for discovering or developing Licensed Products and to develop, make, have made, use, have used, sell, have sold, offer for sale, import and have imported Licensed Products for any and all human uses, under all Patent Rights, Inventions, Know-How, Research Project Proprietary Materials and CURAGEN Project Proprietary Materials pertaining to such Licensed Clone, related Licensed Products and the uses thereof, including but not limited to Patent Rights claiming whole or partial sequences or utility. Such license shall be for the Term specified in
          Section 3.10, unless terminated as set forth in this Agreement.

     (d) The Parties shall mutually agree in good faith on whether any Licensed Clone is "known" by third parties prior to the exercise of an Option, based primarily on the availability of whole or substantially whole coding domains substantially the same as such Licensed Clone in publicly available literature, patent applications or databases or on knowledge of such information by GENENTECH as evidenced by written or computer records. Licensed Clones which are "known" only as a result of either a previous Research Project or a CURAGEN Project from which GENENTECH received access to an Exclusive Data Set from which the Licensed Clone was optioned, and are not "known" to third parties or to GENENTECH other than through any public disclosure of research results related to such Research Project or CURAGEN Project, shall not be deemed "known" for the purposes hereof.

     2.2  NON-EXCLUSIVE LICENSE.  CURAGEN hereby grants to GENENTECH a non-
          ---------------------
exclusive license, coterminous with each license grant in Section 2.1, under CURAGEN Background Inventions solely to the extent necessary to allow GENENTECH to practice the license granted in Section 2.1 and for no other purpose.

     2.3  EXTENDED LICENSE.  Any license granted to GENENTECH under Section
          ----------------
2.1(a) or (b) shall also include, with respect to each Licensed Clone and corresponding Lead(s) listed on

Schedule I, an exclusive license under the know-how, patents and patent applications set forth below to the extent CURAGEN has the right to grant such license (an "Extended License"); provided, however, that GENENTECH may elect, at its sole discretion, not to accept a license under any Extended License Patent Rights (as defined below), such election to be made within sixty (60) days of the license grant to the corresponding Licensed Clone, or within sixty (60) days of CURAGEN's notice to GENENTECH of the filing of any patent application within Extended License Patent Rights for patent applications filed after execution of this Agreement with respect to the relevant Licensed Clone:

     (a) Any patents or patent applications (including all provisional applications, substitutions, continuations, continuations-in-part, divisions and renewals thereof, all letters patent granted thereon, and all reissues, reexaminations and extensions thereof) owned by CURAGEN that result from any activities other than the Research Program (x) that are not Extended Research Patent Rights and do not arise from CURAGEN's exercise of its rights under
Section 2.5 hereof but claim any Licensed Product relating to such Licensed Clone, provided that CURAGEN is not utilizing the invention or inventions claimed in such patent or application in a preclinical or clinical development project being actively planned or conducted by CURAGEN (alone or in collaboration with any third party) on the date such Licensed Clone was optioned by GENENTECH pursuant to the Research Agreement as evidenced by written or computer records; or (y) that are Extended Research Patent Rights arising from the use of such Licensed Clone ((x) and (y) collectively, the "Extended License Patent Rights"); and

     (b)  Know-How as described in Section 1.20(c).

     2.4  DUE DILIGENCE.  GENENTECH agrees to use commercially reasonable
          -------------
efforts in pursuing research and development of at least one Licensed Product based upon each Licensed Clone in a manner similar to other products in research and development at GENENTECH at a similar development stage and of similar commercial value. If GENENTECH ceases to use such commercially reasonable efforts for a commercially unreasonable period of time with respect to at least one Licensed Product for any Licensed Clone, CURAGEN shall have the right to terminate the license granted to GENENTECH hereunder with respect to such Licensed Clone only, provided that: (a) CURAGEN refunds to GENENTECH on the effective date of such termination all licensing and milestone payments which have previously been paid to CURAGEN hereunder for such Licensed Clone and (b) that CURAGEN pays to GENENTECH royalties on Net Sales of Licensed Products based upon such Licensed Clone that are sold by CURAGEN, its Affiliates and its sublicensees under the same royalty rates and terms as are set forth in Section 7.7 of the Research Agreement. Such termination by CURAGEN shall be effective sixty (60) days after giving GENENTECH written notice of such termination, describing the lack of diligence and shall have the consequences set forth in Section 6.2. The foregoing notwithstanding, if such breach of diligence is shown to be non-existent within the aforesaid sixty (60) day period, CURAGEN'S notice shall be deemed automatically withdrawn and of no effect.

     2.5  RESERVATION OF RIGHTS.  Notwithstanding anything in this Agreement to
          ---------------------
the contrary, CURAGEN hereby retains for itself the right to use each Licensed Clone and the protein encoded thereby for CURAGEN's internal, general, non-directed, research purposes (including, without limitation, full-length cloning, expression analysis, protein-protein interactions and drug screening). For example, but without limitation, inclusion of the Licensed Clone together with other clones in research to determine multiple protein-protein interactions, or inclusion of the Licensed Clone together with other clones in a screen against one or more molecules to determine inhibition would be "non-directed" research, whereas activities associated with choosing a specific Licensed Clone and working to elucidate the biological activity of such Licensed Clone (e.g., generating antibodies to the Licensed Clone, testing the Licensed Clone or protein encoded thereby in preclinical models, enriching libraries with such Licensed Clone to purposefully look for proteins which bind to such Licensed Clone) would be considered "directed" research and CURAGEN would not be permitted to perform such activities under this Section 2.5. CURAGEN shall promptly report to GENENTECH a summary of all such research results. Any inventions conceived or made during such research which relate to the sequence or utility of the Licensed Clone, the proteins derived therefrom (including antibodies), homologs and mutants with substantially the same biological activity as such Licensed Clone or protein, or antibodies or small molecules which interact with such Licensed

Clone or protein or homolog or mutant thereof, shall be deemed Research Project Inventions and shall be subject to the licenses granted pursuant to Section 2.1(a) or (b) hereof, without payment of any additional license or option fee by GENENTECH. With respect to all other inventions resulting from such research, in the event that such Licensed Clone is subject to an exclusive license hereunder, CURAGEN shall, prior to disclosure to any other party, offer all such inventions and related research results to GENENTECH as a CURAGEN Project pursuant to the provisions of Section 2.5 of the Research Agreement for an initial Exclusive Evaluation Period of ninety (90) days, which shall be granted to GENENTECH upon its request at no additional fee. Extensions of such Exclusive Evaluation Period, Options, extensions of Options and the exercise of Options shall be governed by Section 2.5 and Article 7 of the Research Agreement. Notwithstanding any other provisions of this Agreement or the Research Agreement, any such inventions which are ultimately licensed by GENENTECH after exercise of the above-granted rights pursuant to Section 2.5 and Article 7 of the Research Agreement relating to research performed under Section 2.5 of this Agreement shall be deemed Research Project Inventions for all purposes under this License Agreement, including, without limitation, the determination of royalties.

     2.6  SUBLICENSES.  GENENTECH shall have the right to grant sublicenses to
          -----------
all or any portion of its rights under any license granted herein to any Affiliate or Sublicensee, provided, however, that GENENTECH shall remain obligated to ensure payment of royalty and milestone obligations as set forth in
Article 3.

                               3.  CONSIDERATION

     3.1  LICENSE FEES.  Upon exercise of an Option pursuant to Section 7.1.2 of
          ------------
the Research Agreement for any Optioned Clone and execution of Schedule I by the Parties with respect to such Optioned Clone and corresponding Lead(s), GENENTECH shall pay to CURAGEN a license fee as set forth below:

          LICENSE TYPE                                 $ (THOUSANDS)
          ------------                                 -------------

          [XXXXX]

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

                                    [XXXXX]
                                    [XXXXX]


     3.2  MILESTONE PAYMENTS FOR THERAPEUTIC OR PROPHYLACTIC PRODUCTS.
          -----------------------------------------------------------

          3.2.1  Milestone Payments under Exclusive License. GENENTECH shall
                 ------------------------------------------
make the following milestone payments to CURAGEN for each therapeutic or prophylactic Licensed Product covered by an exclusive license under Section 2.1(a):

     (a) [XXXXX] within thirty (30) days following the date GENENTECH or an Affiliate or Sublicensee files the first Investigational New Drug application (or foreign equivalent) with the FDA (or equivalent foreign regulatory agency) for the Licensed Product ("IND");

     (b) [XXXXX] within thirty (30) days following the date GENENTECH or an Affiliate or Sublicensee commences the first Phase III or Phase II/III clinical trial in any country for the Licensed Product;

     (c) [XXXXX] within thirty (30) days following the date GENENTECH or an Affiliate or Sublicensee submits the first Biologics License Application, Product License Application, New Drug Application or other application for approval to sell the Licensed Product to the FDA (or equivalent foreign regulatory agency) for the Licensed Product;

     (d) [XXXXX] within thirty (30) days following the date GENENTECH or an Affiliate or Sublicensee receives FDA approval of the Licensed Product for commercial sale in the United States;

     (e) [XXXXX] within thirty (30) days following the date GENENTECH or an Affiliate or Sublicensee first receives all required regulatory approval to commence sales of the Licensed Product in Germany, France, Italy, Spain, the United Kingdom or Japan; and

                       Confidential Treatment Requested

     (f) [XXXXX] within forty-five (45) days following the end of the first calendar year in which Net Sales of such Licensed Product exceed [XXXXX].

          3.2.2  Milestone Payments under Exclusive License.  GENENTECH shall
                 ------------------------------------------
make the following milestone payments to CURAGEN for each therapeutic or prophylactic Licensed Product covered by an exclusive license under Section 2.1(b) but only in the event that a therapeutic or prophylactic use for such Licensed Product is a Research Project Invention, a Curagen Research Project Invention or an Extended Research Invention licensed hereunder:

     (a) [XXXXX] within thirty (30) days following the date GENENTECH or an Affiliate or Sublicensee files the first Investigational New Drug application (or foreign equivalent) with the FDA (or equivalent foreign regulatory agency) for the Licensed Product for a use covered by the exclusive licenses granted herein ("IND");

     (b) [XXXXX] within thirty (30) days following the date GENENTECH or an Affiliate or Sublicensee commences the first Phase III or Phase II/III clinical trial in any country for the Licensed Product for a use covered by the exclusive licenses granted herein;

     (c) [XXXXX] within thirty (30) days following the date GENENTECH or an Affiliate or Sublicensee submits the first Biologics License Application, Product License Application, New Drug Application or other application for approval to sell the Licensed Product to the FDA (or equivalent foreign regulatory agency) for the Licensed Product for a use covered by the exclusive licenses granted herein;

     (d) [XXXXX] within thirty (30) days following the date GENENTECH or an Affiliate or Sublicensee receives FDA approval of the Licensed Product for commercial sale for a use covered by the exclusive licenses granted herein;

                       Confidential Treatment Requested

     (e) [XXXXX] within thirty (30) days following the date GENENTECH or an Affiliate or Sublicensee first receives approval to commence sales of the Licensed Product for a use covered by the exclusive licenses granted herein in Germany, France, Italy, Spain, the United Kingdom or Japan; and

     (f) [XXXXX] within forty-five (45) days following the end of the first calendar year in which Net Sales of such Licensed Product for a use covered by the exclusive licenses granted herein exceed [XXXXX].

          3.2.3  Milestone Payments under Non-exclusive License.  GENENTECH
                 ----------------------------------------------
shall make the following milestone payments to CURAGEN for each therapeutic or prophylactic Licensed Product covered by a non-exclusive license under Section 2.1(c):

     (a) [XXXXX] within thirty (30) days following the date GENENTECH or an Affiliate or Sublicensee files the first Investigational New Drug application (or foreign equivalent) with the FDA (or equivalent foreign regulatory agency) for the Licensed Product ("IND");

     (b) [XXXXX] within thirty (30) days following the date GENENTECH or an Affiliate or Sublicensee commences the first Phase III or Phase II/III clinical trial in any country for the Licensed Product;

     (c) [XXXXX] within thirty (30) days following the date GENENTECH or an Affiliate or Sublicensee submits the first Biologics License Application, Product License Application, NDA or other application for approval to sell the Licensed Product to the FDA (or equivalent foreign regulatory agency) for the Licensed Product;

     (d) [XXXXX] within thirty (30) days following the date GENENTECH or an Affiliate or Sublicensee receives FDA (or equivalent foreign regulatory agency) approval of the Licensed Product for commercial sale; and

                       Confidential Treatment Requested

     (e) [XXXXX] within thirty (30) days following the end of the first calendar year in which Net Sales of such Licensed Product exceed [XXXXX].

     3.3  MILESTONE PAYMENTS FOR DIAGNOSTIC PRODUCTS.  GENENTECH shall make the
          ------------------------------------------
following milestone payment to CURAGEN for each Licensed Product described in Subsection (h) of the definition of Licensed Products covered by an exclusive license under Section 2.1(a) or 2.1(b):

          [XXXXX] within thirty (30) days following the date GENENTECH or an Affiliate or Sublicensee receives FDA (or equivalent foreign regulatory agency) approval of the Licensed Product for commercial sale.

     3.4  ROYALTIES ON LICENSED PRODUCTS LICENSED EXCLUSIVELY TO GENENTECH AND
          --------------------------------------------------------------------
COVERED SOLELY BY RESEARCH PROJECT PATENT RIGHTS.  GENENTECH shall pay to
------------------------------------------------
CURAGEN a royalty on Net Sales of Licensed Products in those countries where the manufacture, use, importation or sale of such Licensed Product by a third party
(i) would infringe a Valid Claim of a Research Project Patent Right and (ii) would not infringe a Valid Claim of an Extended License Patent Right or a CURAGEN Project Patent Right, as follows:

     [XXXXX]

     [XXXXX]

     [XXXXX]

                       Confidential Treatment Requested

     (d) Royalties due to CURAGEN pursuant to subsections (a), (b) and (c) above for a given Licensed Product may be reduced by [XXXXX] of any royalties paid to third parties by GENENTECH, its Affiliates or Sublicensees on net sales of such Licensed Product that are required in order to allow GENENTECH, its Affiliates or Sublicensees to manufacture, use or sell such Licensed Product; provided, however, that such reductions shall in no event reduce the royalty for such Licensed Product payable pursuant to such subsection by more than [XXXXX].

     3.5  ROYALTIES ON LICENSED PRODUCTS LICENSED EXCLUSIVELY TO GENENTECH AND
          --------------------------------------------------------------------
COVERED BY RESEARCH PROJECT PATENT RIGHTS AND CURAGEN PROJECT PATENT RIGHTS OR
------------------------------------------------------------------------------
EXTENDED LICENSE PATENT RIGHTS.  GENENTECH shall pay to CURAGEN a royalty on Net
------------------------------
Sales of Licensed Products in those countries where the manufacture, use, importation or sale of such Licensed Product by a third party (i) would infringe a Valid Claim of a Research Project Patent Right and (ii) would infringe a Valid Claim of an Extended License Patent Right or a CURAGEN Project Patent Right, as follows:

     (a) If the Licensed Product is as described in subsections (a)-(c) or (e) of the definition of Licensed Product, the royalty rate on Net Sales of such Licensed Product shall be as follows:

               [XXXXX]

               [XXXXX]

               [XXXXX]

     (b) If the Licensed Product is as described in subsections (d) or (f) of the definition of Licensed Product, or is a product as described in subsection (g) of the definition of Licensed Product and is not discovered from material use of a Lead by GENENTECH, its Affiliates or Sublicensees, the royalty rate on Net Sales of such Licensed Product shall be:

                       Confidential Treatment Requested

               [XXXXX]

               [XXXXX]

               [XXXXX]

     (c) If the Licensed Product is as described in subsection (g) of the definition of Licensed Product and is discovered from the material use by GENENTECH, its Affiliates or Sublicensees of a Lead identified by CURAGEN and provided to GENENTECH pursuant to an exclusive license granted pursuant to the provisions of Section 2.1(a) or (b), the royalty rate on Net Sales of such Licensed Product shall be:

               [XXXXX]

               [XXXXX]

               [XXXXX]

     (d) If the Licensed Product is as described in subsections (h) or (i) of the definition of Licensed Product, the royalty rate on Net Sales of such Licensed Product shall be [XXXXX].

     (e)  Royalties due to CURAGEN pursuant to subsections (a), (b) , (c) and
          (d) above for a given Licensed Product may be reduced by [XXXXX] of any royalties paid to third parties by GENENTECH, its Affiliates or Sublicensees on net sales of such Licensed Product that are required in order to allow GENENTECH, its Affiliates or Sublicensees to manufacture, use or sell such Licensed Product; provided, however, that such reductions shall in no event reduce the royalty for such Licensed Product payable pursuant to such subsection by more than [XXXXX].

     3.6  ROYALTIES ON LICENSED PRODUCTS LICENSED EXCLUSIVELY TO GENENTECH AND
          --------------------------------------------------------------------
COVERED SOLELY BY CURAGEN PROJECT  PATENT RIGHTS OR EXTENDED LICENSE PATENT
---------------------------------------------------------------------------
RIGHTS.  GENENTECH shall pay to CURAGEN a royalty on Net Sales of Licensed
------
Products in those

                       Confidential Treatment Requested
countries where the manufacture, use, importation or sale of such Licensed Product by a third party (i) would not infringe a Valid Claim of a Research Project Patent Right and (ii) would infringe a Valid Claim of an Extended License Patent Right or a CURAGEN Project Patent Right, as follows:

     (a) If the Licensed Product is as described in subsections (a)-(c) or (e) of the definition of Licensed Product, the royalty rate on Net Sales of such Licensed Product shall be as follows:

               [XXXXX]

               [XXXXX]

               [XXXXX]

     (b) If the Licensed Product is as described in subsections (d) or (f) of the definition of Licensed Product, or is a product as described in subsection (g) of the definition of Licensed Product and is not discovered from material use of a Lead by GENENTECH, its Affiliates or Sublicensees, the royalty rate on Net Sales of such Licensed Product shall be:

               [XXXXX]

               [XXXXX]

               [XXXXX]

     (c) If the Licensed Product is as described in subsection (g) of the definition of Licensed Product and is discovered from material use by GENENTECH, its Affiliates or Sublicensees of a Lead identified by CURAGEN and provided to GENENTECH pursuant to an exclusive license granted pursuant to the provisions of Section 2.1(a) or (b), the royalty rate on Net Sales of such Licensed Product shall be:

                       Confidential Treatment Requested

                                    [XXXXX]

                                    [XXXXX]

                                    [XXXXX]

     (d) If the Licensed Product is as described in subsections (h) or (i) of the definition of Licensed Product, the royalty rate on Net Sales of such Licensed Product shall be [XXXXX].

     (e) Royalties due to CURAGEN pursuant to subsections (a), (b), (c) and (d) above for a given Licensed Product may be reduced by [XXXXX] of any royalties paid to third parties by GENENTECH, its Affiliates or Sublicensees on net sales of such Licensed Product that are required in order to allow GENENTECH, its Affiliates or Sublicensees to manufacture, use or sell such Licensed Product; provided, however, that such reductions shall in no event reduce the royalty for such Licensed Product payable pursuant to such subsection by more than [XXXXX].

     3.7  LICENSED PRODUCTS NON EXCLUSIVELY LICENSED TO GENENTECH OR EXCLUSIVELY
          ----------------------------------------------------------------------
LICENSED BUT NOT COVERED BY PATENT RIGHTS OR EXTENDED LICENSE PATENT RIGHTS.
----------------------------------------------------------------------------
For Licensed Products that are discovered under a license to GENENTECH pursuant to Section 2.1(c) above, or that are licensed exclusively to GENENTECH hereunder and are made, used or sold by GENENTECH, its Affiliates or Sublicensees, where the manufacture, use, importation or sale of such Licensed Product by a third party would not infringe a Valid Claim of any Patent Right or Extended License Patent Right, GENENTECH shall pay to CURAGEN a royalty on Net Sales as follows:

     (a) For Licensed Products as described in subsections (a)-(c) or (e) of the definition of Licensed Product, the royalty rate on Net Sales of such Licensed Product shall be [XXXXX].

                       Confidential Treatment Requested

     (b) For Licensed Products as described in subsections (d) or (f) of the definition of Licensed Product or as described in subsection (g) of the definition of Licensed Product which are not discovered from material use of a Lead by GENENTECH, its Affiliates or Sublicensees, the royalty rate on Net Sales of such Licensed Product shall be [XXXXX].

     (c) For Licensed Products as described in subsection (g) of the definition of Licensed Product which are discovered from material use by GENENTECH, its Affiliates or Sublicensees of a Lead, the royalty rate on Net Sales of such Licensed Products shall be [XXXXX].

     (d) For Licensed Products as described in subsections (h) or (i) of the definition of Licensed Product, the royalty rate on Net Sales of such Licensed Products shall be [XXXXX].

     (e) Royalties due to CURAGEN pursuant to subsections (a), (b) , (c), and (d) above for a given Licensed Product may be reduced by [XXXXX] of any royalties paid to third parties by GENENTECH, its Affiliates or Sublicensees on net sales of such Licensed Product that are required in order to allow GENENTECH, its Affiliates or Sublicensees to manufacture, use or sell such Licensed Product; provided, however, that such reductions shall in no event reduce the royalty for such Licensed Product payable pursuant to such subsection by more than [XXXXX].

     3.8  ONE ROYALTY.  Only one royalty, calculated at the highest applicable
          -----------
royalty rate hereunder, shall be payable to CURAGEN hereunder for each sale of a Licensed Product, regardless of the number of patents, patent applications or Valid Claims directed to or covering such Licensed Product.

     3.9  PAYMENT TERMS.
          -------------

     (a) Royalty payments shall be made to CURAGEN in United States Dollars quarterly within sixty (60) days following the end of each calendar quarter for which

                       Confidential Treatment Requested
          royalties are due. Each royalty payment shall be accompanied by a report summarizing the total Net Sales for each Licensed Product during the relevant three-month period and the calculation of royalties, if any, due thereon pursuant to this Article 3.

     (b) All royalties shall be payable in full in the United States in United States Dollars, regardless of the countries in which sales are made. For the purpose of computing Net Sales for Licensed Products sold in a currency other than United States dollars, such currency shall be converted into United States dollars at the exchange rate for buying U.S. dollars set forth in The Wall Street Journal for the last
                                    -----------------------
          business day of the calendar quarter.

     3.10 ROYALTY TERM.  GENENTECH shall pay royalties with respect to each
          ------------
Licensed Product on a country-by-country basis until [XXXXX]. The term of each license under this Agreement (the "Term") shall commence upon execution of
Schedule I with respect thereto, and shall continue as long as any royalties are due hereunder for Licensed Products under such license. Following such period, unless the license pertaining to such Licensed Product has previously been terminated, GENENTECH shall have a fully paid-up, irrevocable license in such country under the Patent Rights, Extended License Patent Rights, Inventions, Know-How and CURAGEN Background Inventions relating to the relevant Licensed Clone, to make, have made, use, have used, sell, have sold, offer for sale, import and have imported such Licensed Product in such country.

     3.11 OVERDUE ROYALTIES.  Royalties not paid within the time period set
          -----------------
forth in this Article 3 shall bear interest at [XXXXX], accruing monthly, from the due date until paid in full.

     3.12 RECORDS RETENTION.  AUDITS.  GENENTECH, its Affiliates and
          --------------------------
Sublicensees shall keep for [XXXXX] from the date of each payment of royalties complete and accurate records

                       Confidential Treatment Requested
of sales by GENENTECH and its Affiliates and Sublicensees of each Licensed Product in sufficient detail to allow the accruing royalties to be determined accurately. CURAGEN shall have the right for a period of [XXXXX] after receiving any report or statement with respect to royalties due and payable to appoint an independent certified public accountant reasonably acceptable to GENENTECH to inspect the relevant records of GENENTECH and its Affiliates and Sublicensees to verify such report or statement. GENENTECH and its Affiliates and Sublicensees shall each make its records available for inspection by such independent certified public accountant during regular business hours at such place or places where such records are customarily kept, upon reasonable notice from CURAGEN, solely to verify the accuracy of the reports and payments. Such inspection right shall not be exercised more than once in any calendar year nor more than once with respect to sales of any Licensed Product in any given payment period. CURAGEN agrees to hold in strict confidence all information concerning royalty payments and reports, and all information learned in the course of any audit or inspection, except to the extent necessary for CURAGEN to reveal such information in order to enforce its rights under this Agreement or if disclosure is required by law, regulation or judicial order. The results of each inspection, if any, shall be binding on both Parties. CURAGEN shall pay for such inspections, except that in the event there is any upward adjustment in aggregate royalties payable for any year shown by such inspection of more than [XXXXX] of the amount paid, GENENTECH shall pay for such inspection.

                   4.  TREATMENT OF CONFIDENTIAL INFORMATION

     4.1  CONFIDENTIAL INFORMATION.  During the Term of this Agreement, each
          ------------------------
Party may disclose to the other proprietary technical, research and business information (collectively, "Confidential Information"). For a period of [XXXXX] after the receipt of any such Confidential Information, the receiving Party shall keep confidential all such Confidential Information of the other Party and will not disclose such Confidential Information of the other Party to third parties by publication or otherwise. Each Party further agrees not to use Confidential Information of the other Party for any purpose other than exercising any rights granted to it or reserved by it under this Agreement. Notwithstanding the foregoing, it is

                       Confidential Treatment Requested
understood and agreed that the receiving Party's obligations of confidentiality and nonuse herein shall not apply to any information which:

     (a) is, at the time of disclosure by the disclosing Party hereunder, or thereafter becomes, a part of the public domain or publicly known or available through no fault or negligence of the receiving Party or any of its Affiliates; or

     (b) was otherwise in the receiving Party's lawful possession prior to disclosure by the disclosing Party, as demonstrated by the receiving Party's written records; or

     (c) is lawfully disclosed to the receiving Party on a non-confidential basis by a third party who is not in violation of an obligation of confidentiality to the disclosing Party relative to such information.

Each Party may disclose the other Party's Confidential Information to the extent reasonably necessary to comply with applicable government laws or regulations, provided that prompt notice of any such disclosure shall be given to the other Party.

     Information disclosed other than in written or electronic form shall be subject to the terms of this Section 4.1 only if confirmed in writing to other Party within thirty (30) days of initial disclosure and specifying with particularity that Confidential Information disclosed other than in written form which is subject to the provisions of this Section 4.1.

     4.2  PRESS RELEASE AND REGULATORY FILINGS.  The Parties shall mutually
          -------------------------------------
agree on a press release announcing the execution of this Agreement and on any confidential treatment request to be filed with the Securities and Exchange Commission with respect to this Agreement. Neither Party shall make any disclosure of the terms of this Agreement except as required by applicable law or as set forth above without the prior written consent of the other Party. Once any written statement is approved for disclosure by both Parties, either Party may make subsequent public disclosures of the contents of such statement without the further approval of the other Party.

             5.  PROVISIONS CONCERNING THE FILING, PROSECUTION AND

                         MAINTENANCE OF PATENT RIGHTS

     5.1  PATENT FILING.  During the Term of this Agreement, with respect to any
          -------------
Patent Rights, Extended Patent Rights, Inventions or Extended Research Inventions licensed hereunder:

     (a) Upon granting an exclusive license to GENENTECH hereunder for a Licensed Clone, Lead(s), Extended Research Invention or Extended License Patent Right, CURAGEN and GENENTECH shall file requests for CFR Rule 1.60 continuation patent applications in order to create patent rights relating solely to Licensed Clones, Leads, Extended Research Inventions and Extended License Patent Rights which are exclusively licensed hereunder and not to other Clones or inventions. CURAGEN shall cause such actions to be taken unless the Parties reasonably agree that such actions are not feasible or desirable.

     (b) GENENTECH shall have the right to prepare, file, prosecute, obtain and maintain, at its expense, all Patent Rights and Extended License Patent Rights relating solely to Licensed Clones or Licensed Products relating to Licensed Clones or Leads which are exclusively licensed hereunder. Initial patent filings shall be made in the form of a regular CFR Rule 1.51 U.S. Priority patent application or a provisional application, as determined by the Patent Coordinators. The Patent Coordinators for each Party will be designated by such Party from time to time. Patent applications will be perfected by making, as soon as available, an ATCC deposit of Licensed Clone(s) and making any subsequent application filings necessary to perfect U.S. or foreign priority patent rights in the countries of Europe that are members of the European Patent Organization, Japan, Canada, Mexico and at least such other countries as mutually agreed by the Parties. CURAGEN agrees to provide reasonable assistance and cooperation to GENENTECH to facilitate such filing, prosecution and maintenance including, without limitation, the execution of appropriate powers of attorney. GENENTECH agrees that any such preparation, filing, prosecution and maintenance shall be conducted diligently and in a timely fashion and that CURAGEN shall be kept reasonably informed of the progress thereof. Upon request GENENTECH will provide copies of the following documents to CURAGEN: information regarding inventorship, sequences and sequence listings, serial numbers, filing dates, foreign filing licenses, copies of patent applications and official correspondence with the patent office. CURAGEN shall, whenever practical, be given the opportunity to review and comment in advance on any patent filings or other correspondence with the patent office during such periods and GENENTECH shall use reasonable efforts to incorporate any comments provided by CURAGEN. GENENTECH shall, if warranted in its commercially reasonable judgment, pursue its priority to claims on Inventions by filing all necessary interferences and opposition papers, motions and the like. GENENTECH shall conduct any interference proceeding in good faith, applying its commercially reasonable efforts to prevail therein. CURAGEN shall be given the opportunity to review and comment upon any proposed settlement of an interference relating to Patent Rights or Extended Patent Rights subject to license hereunder. GENENTECH will consider CURAGEN's comments in good faith, but shall have the right to enter into a good faith settlement of the interference.

     (c) Except as provided in (b) above, CURAGEN shall have the responsibility to prepare, file, prosecute, obtain and maintain patent applications and patents on Inventions and Extended Research Inventions licensed hereunder, relating to the Licensed Clones and Leads which are licensed hereunder at its sole expense. GENENTECH agrees to provide reasonable assistance and cooperation to CURAGEN to facilitate such filing, prosecution and maintenance. CURAGEN agrees that any such preparation, filing, prosecution and maintenance shall be conducted as outlined in subsection (b) above and shall be conducted with reasonable diligence and that GENENTECH shall be kept fully informed of the progress thereof and provided with copies of all material documents pertaining thereto during the term of this Agreement. GENENTECH shall, whenever possible, be given the opportunity to review and comment in advance on any patent filings or other correspondence with the patent office during such periods and CURAGEN shall consider incorporating any comments provided by GENENTECH in good faith.

     (d) The Parties shall mutually agree before permitting any patent application or patent within Patent Rights or Extended License Patent Rights exclusively licensed hereunder to lapse as well as before authorizing any amendment to any patent application or patent within such Patent Rights or Extended License Patent Rights that would irrevocably limit the lawful scope of the Patent Rights or Extended License Patent Rights.

     (e) Before GENENTECH elects to abandon its right to prepare, file, prosecute, obtain and maintain patent applications and patents as described in Section 5.1(b), it shall give at least thirty (30) days prior written notice thereof to CURAGEN. Such notice shall specifically identify the patent application(s) and/or patent(s) for which GENENTECH wishes to relinquish such right. Following the receipt of such notice, CURAGEN shall have the right to prepare, file, prosecute, obtain and maintain the patent application(s) and patent(s) identified in the notice, at its sole expense, and any such patents and patent applications shall be removed from operation of this Agreement. In addition, GENENTECH shall be deemed without any further action to have granted to CURAGEN an exclusive, worldwide license (including the right to grant sublicenses), under GENENTECH's ownership interest in any such patents and applications to develop, have developed, make, have made, use, have used, offer for sale, sell, have sold, import and have imported any and all products in all fields XXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXX
          XXXXXXXXXXXXXXXXX.

     (f) No Party shall have any obligation under this Agreement to pay any fees or costs: (i) for bringing a lawsuit or other action to enforce any of the Patent Rights or Extended License Patent Rights against an actual or suspected infringement or (ii)


                       Confidential Treatment Requested
          for any other Party to obtain for its own benefit independent business or legal advice concerning any of the Patent Rights or Extended License Patent Rights.

     5.2  NOTICE OF INFRINGEMENT.  If, during the Term of this Agreement or the
          ----------------------
term of any license hereunder, either Party learns of any infringement by a third party of the patents within Patent Rights or Extended License Patent Rights exclusively licensed hereunder, such Party shall promptly notify the other Party and shall provide such other Party with available evidence of such infringement.

     5.3  INFRINGEMENT.
          ------------

     (a) GENENTECH shall have the first right (but not the obligation), at its own expense, to take appropriate action to enforce Patent Rights or Extended License Patent Rights licensed exclusively to GENENTECH hereunder in the event of any actual or suspected infringement of such rights. GENENTECH may, in its sole judgment, institute suit against any such infringer or alleged infringer and control and defend and settle such suit in a manner consistent with the terms and provisions hereof. If GENENTECH has not commenced reasonable action to enforce such Patent Rights and Extended License Patent Rights, in the case of significant infringement, or has ceased to pursue such action within one hundred twenty (120) days after written notice from CURAGEN of the infringement, which notice includes all of CURAGEN's then available supporting evidence and a request by CURAGEN that action should be taken against such alleged infringer, CURAGEN shall have the right (but not the obligation), at its own expense, to bring suit against such infringement. Any amount recovered, whether by judgment or settlement, shall first be applied to reimburse the costs and expenses (including attorneys' fees) of the Party bringing suit, and then to reimburse the costs and expenses (including attorneys' fees), if any, of the other Party and then to reimburse CURAGEN for any royalties withheld by GENENTECH as provided in Section 5.3(b) below, which shall be paid with interest as specified in Section 3.11. [XXXXX]

                       Confidential Treatment Requested

          [XXXXX]

     (b) In the event that GENENTECH brings any suit in any country as permitted in Section 5.3(a) above with respect to a Material Infringement as defined in (c) below, GENENTECH shall be entitled to reduce royalties payable to CURAGEN hereunder with respect to Licensed Products substantially similar to the product alleged to be infringing the Patent Right(s) or Extended License Patent Right(s) which are the subject of the suit in such country and for so long as a Material Infringement exists, by [XXXXX] of the amounts otherwise due hereunder with respect to such Licensed Products in such country.

     (c) For purposes of this Section 5.3, a Material Infringement shall be deemed to exist with respect to a Licensed Product on a country-by-country basis when sales by a third party of allegedly infringing products in such country reach a level of [XXXXX] or more of the combined sales of such allegedly infringing product(s) and sales of the Licensed Product in such country.

     5.4  COOPERATION.  Each Party shall execute all papers and perform such
          -----------
other acts as may be reasonably required to cooperate with the Party bringing any infringement suit brought in accordance with Section 5.3 above (including giving legal consent for bringing such suit, and agreeing to be named as a plaintiff or otherwise joined in such suit), and at its option and expense, may be represented in such suit by counsel of its choice.

                           6.  TERM AND TERMINATION

     6.1. TERMINATION PROVISIONS.
          ----------------------

     The Term of any license hereunder shall be as specified in Section 3.10, unless terminated as set forth below:

     (a) Any license hereunder with respect to any Licensed Clone and the related Leads, Extended Research Inventions or Extended License Patent Rights, may be

                       Confidential Treatment Requested
          terminated by either Party upon any material breach by the other Party of any material obligation or condition of such license, effective thirty (30) days after giving written notice to the breaching Party of such termination in the case of a payment breach and sixty (60) days after giving written notice to the breaching Party of such termination in the case of any other breach, which notice shall describe such breach in reasonable detail; provided, however, that a breach of
          Section 2.4 shall only give rise to the termination rights specified therein. The foregoing notwithstanding, if the default or breach is cured or shown to be non-existent within the aforesaid thirty (30) or sixty (60) day period, the notice shall be deemed automatically withdrawn and of no effect.

     (b) If either Party files for protection under bankruptcy laws, makes an assignment for the benefit of creditors, appoints or suffers appointment of a receiver or trustee over its property, files a petition under any bankruptcy or insolvency act or has any such petition filed against it which is not discharged within sixty (60) days of the filing thereof, then the other Party may terminate this Agreement by notice to such Party.

     (c) The licenses granted hereunder with respect to certain Licensed Clones shall terminate as specified in Section 2.3.4 of the Research Agreement without any requirement of further action by CURAGEN hereunder.

     6.2  EFFECT OF TERMINATION.
          ---------------------

     (a) Upon termination of a license or licenses granted hereunder by CURAGEN pursuant to Section 6.1(a), (b) or (c) or under Section 2.4 with respect to any Licensed Clone, all relevant rights to such Licensed Clone and the related Leads, Extended Research Inventions and Extended License Patent Rights included in any such license(s) granted by CURAGEN to GENENTECH hereunder under which GENENTECH is in breach shall immediately and automatically revert to CURAGEN, subject to GENENTECH's right to sell any remaining quantities of Licensed Product remaining in its inventories as of the date of termination. All

                       Confidential Treatment Requested
          remaining license rights granted to GENENTECH hereunder shall remain in full force and effect. GENENTECH shall promptly transfer to CURAGEN such Licensed Clones, Data Sets and CURAGEN Proprietary Material in its possession without retaining any copies thereof, as well as any full-length sequence data of such Licensed Clone(s). In addition, upon any termination pursuant to Section 6.1(a) or (c) or
          Section 2.4, GENENTECH shall be deemed without any further action to have granted to CURAGEN an exclusive, worldwide, license (including the right to grant sublicenses), under GENENTECH's ownership interest in any Research Project Inventions and Research Project Patent Rights covering or related to the relevant Licensed Clone(s) for which GENENTECH's license rights have been terminated to develop, have developed, make, have made, use, have used, offer for sale, sell, have sold, import and have imported any and all products in all fields with royalties payable only as set forth in Section 7.7 of the Research Agreement.

     (b)  Documentation.  At the request of CURAGEN, GENENTECH shall execute and
          -------------
          deliver such bills of sale, assignments and licenses and other documents as may be necessary to fully vest in CURAGEN all right, title and interest to which it is entitled as aforesaid pursuant to this Section 6.2.

     (c)  Payment Obligations.  GENENTECH shall have no obligation to make any
          -------------------
          milestone or royalty payment to CURAGEN that has not accrued prior to the effective date of any termination, except for royalties due on sales of remaining inventory, but shall remain liable for all obligations accruing prior to termination.

     (d) In the event of a material breach by CURAGEN of any material obligation or condition under this Agreement relating to any license hereunder with respect to any Licensed Clone, in lieu of terminating this Agreement as provided in Section 6.1(a), GENENTECH may, effective sixty (60) days after giving written notice to CURAGEN, which notice shall describe such breach in reasonable detail, elect to maintain the license to the Licensed Clone to which the breach relates with a [XXXXX]

                       Confidential Treatment Requested

          [XXXXX] reduction in the royalties otherwise due hereunder with respect to Licensed Products relating to such Licensed Clone. The foregoing notwithstanding, if the material breach is cured or shown to be non-existent within the aforesaid sixty (60) day period, such notice and election shall be deemed automatically withdrawn and of no effect.

     6.3  OTHER TERMINATION BY GENENTECH.  GENENTECH may terminate this
          -------------------------------
Agreement, or any license or licenses granted hereunder with respect to any Licensed Clone(s), Lead(s) or Extended Research Inventions or Extended License Patent Rights, and the related rights and obligations hereunder, in its sole discretion at any time by giving written notice thereof to CURAGEN. Such termination shall be effective fifteen (15) days following the date such notice is received by CURAGEN and shall have all consequences as set forth in Section
6.2 above, but only with respect to such Licensed Clone or Lead, as if this Agreement had been terminated pursuant to Section 6.1(a).

     6.4  REMEDIES.  If either Party shall fail to perform or observe or
          ---------
otherwise breaches any of its material obligations under this Agreement, in addition to any right to terminate this Agreement, the non-defaulting Party may elect to obtain other relief and remedies available under law.

     6.5  SURVIVING PROVISIONS.  Notwithstanding any provision herein to the
          ---------------------
contrary, the rights and obligations set forth in Sections 3.9, 3.11 and 3.12,
Article 4, Sections 6.2 and 6.4, and Article 7 hereof, as well as any rights and obligations otherwise accrued, shall survive the expiration or termination of this Agreement.

                               7.  MISCELLANEOUS

     7.1  CURAGEN REPRESENTATIONS.  CURAGEN represents and warrants that:  (a)
          -----------------------
the execution and delivery of this Agreement and the performance of the transactions contemplated hereby have been duly authorized by all appropriate CURAGEN corporate action; (b) CURAGEN is under no obligation which is inconsistent with this Agreement; and (c)

                       Confidential Treatment Requested

CURAGEN has the full right and legal capacity to grant the rights to GENENTECH pursuant to Article 2 above without violating the rights of any third party.

     7.2  GENENTECH REPRESENTATIONS.  GENENTECH represents and warrants that:
          -------------------------
(a) the execution and delivery of this Agreement and the performance of the transactions contemplated hereby have been duly authorized by all appropriate GENENTECH corporate action; and (b) GENENTECH is under no obligation which is inconsistent with this Agreement.

     7.3  NO WARRANTIES.
          -------------

     (a)  Nothing in this Agreement is or shall be construed as:

          (i) a warranty or representation by CURAGEN or GENENTECH as to the validity or scope of any application or patent within the Patent Rights;

          (ii) a warranty or representation that anything made, used, sold or otherwise disposed of under any license granted in this Agreement is or will be free from infringement of patents, copyrights, and other rights of third parties.

     (b) Except as expressly set forth in this Agreement, NEITHER PARTY MAKES ANY REPRESENTATIONS OR EXTENDS ANY WARRANTIES OF ANY KIND, EITHER EXPRESS OR IMPLIED. THERE ARE NO EXPRESS OR IMPLIED WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE, OR THAT THE DEVELOPMENT, MANUFACTURE, SALE, IMPORTATION OR USE OF THE LICENSED PRODUCT(S) WILL NOT INFRINGE ANY PATENT, COPYRIGHT, TRADEMARK, OR OTHER RIGHTS, OR ANY OTHER EXPRESS OR IMPLIED WARRANTIES.

     7.4  LIABILITY.  NOTWITHSTANDING ANYTHING ELSE IN THIS AGREEMENT OR
          ---------
OTHERWISE, NEITHER PARTY WILL BE LIABLE WITH RESPECT TO ANY SUBJECT MATTER OF THIS AGREEMENT UNDER ANY CONTRACT, NEGLIGENCE, STRICT LIABILITY OR OTHER LEGAL OR EQUITABLE THEORY FOR (I) ANY

INDIRECT, INCIDENTAL, CONSEQUENTIAL OR PUNITIVE DAMAGES OR LOST PROFITS OR (II) COST OF PROCUREMENT OF SUBSTITUTE GOODS, TECHNOLOGY OR SERVICES

     7.5  NOTICES.  Any notices, requests, deliveries, approvals or consents
          -------
required or permitted to be given under this Agreement to GENENTECH or CURAGEN shall be in writing and shall be personally delivered or sent by telecopy (with written confirmation to follow via United States first class mail), overnight courier providing evidence of receipt or certified mail, return receipt requested, postage prepaid, in each case to the respective address specified below (or to such address as may be specified in writing to the other Party hereto):

          CURAGEN:       555 Long Wharf, 11th Floor
                         New Haven, CT 06511
                         Attn: Vice President, Business Development
                         Telecopy: (203) 401-3333

          GENENTECH:     1 DNA Way
                         South San Francisco, CA  94080
                         Attn: Corporate Secretary
                         Telecopy: (650) 952-9881

     Such notices shall be deemed to have been sufficiently given on: (a) the date sent if delivered in person or transmitted by telecopy, (b) the next business day after dispatch in the case of overnight courier or (c) five (5) business days after deposit in the U.S. mail in the case of certified mail.

     7.6  GOVERNING LAW.  This Agreement will be construed, interpreted and
          -------------
applied in accordance with the laws of the State of New York (excluding its body of law controlling conflicts of law).

     7.7  LIMITATIONS.  Except as set forth elsewhere in this Agreement, neither
          -----------
Party grants to the other Party any right or license to any of its intellectual property.

     7.8  ENTIRE AGREEMENT.  This is the entire Agreement between the Parties
          ----------------
with respect to the subject matter herein. No modification shall be effective unless in writing and signed by the Parties.

     7.9  WAIVER.  The terms or conditions of this Agreement may be waived only
          ------
by a written instrument executed by the Party waiving compliance. The failure of either Party at any time or times to require performance of any provision hereof shall in no manner affect its rights at a later time to enforce the same. No waiver by either Party of any condition or term shall be deemed as a continuing waiver of such condition or term or of another condition or term.

     7.10 HEADINGS.  Section and subsection headings are inserted for
          --------
convenience of reference only and do not form part of this Agreement.

     7.11 ASSIGNMENT.  This Agreement may not be assigned by either Party
          ----------
without the consent of the other, except that each Party may, without such consent, assign this Agreement and the rights, obligations and interests of such Party, in whole or in part, to any of its wholly-owned subsidiaries, to any purchaser of all or substantially all of its assets in the line of business to which this Agreement pertains, or of all of its capital stock, or to any successor corporation resulting from any merger or consolidation of such Party with or into such corporation.

     7.12 FORCE MAJEURE.  Neither Party shall be liable for failure of or delay
          -------------
in performing obligations set forth in this Agreement, and neither shall be deemed in breach of its obligations, if such failure or delay is due to natural disasters or any causes beyond the reasonable control of such Party. In event of such force majeure, the Party affected thereby shall use reasonable efforts to cure or overcome the same and resume performance of its obligations hereunder.

     7.13 CONSTRUCTION.  The Parties hereto acknowledge and agree that:  (i)
          ------------
each Party and its counsel reviewed and negotiated the terms and provisions of this Agreement and have contributed to its revision; (ii) the rule of construction to the effect that any ambiguities are resolved against the drafting Party shall not be employed in the interpretation of this Agreement; and (iii) the terms and provisions of this Agreement shall be construed fairly as to all Parties hereto and not in a favor of or against any Party, regardless of which Party was generally responsible for the preparation of this Agreement.

     7.14 SEVERABILITY.  If any provision(s) of this Agreement are or become
          ------------
invalid, are ruled illegal by any court of competent jurisdiction or are deemed unenforceable under then current applicable law from time to time in effect during the Term hereof, it is the intention of the Parties that the remainder of this Agreement shall not be affected thereby provided that a Party's rights under this Agreement are not materially affected. The Parties hereto covenant and agree to renegotiate any such term, covenant or application thereof in good faith in order to provide a reasonably acceptable alternative to the term, covenant or condition of this Agreement or the application thereof that is invalid, illegal or unenforceable, it being the intent of the Parties that the basic purposes of this Agreement are to be effectuated.

     7.15 STATUS.  Nothing in this Agreement is intended or shall be deemed to
          ------
constitute a partner, agency, employer-employee, or joint venture relationship between the Parties.

     7.16 INDEMNIFICATION.
          ---------------

     (a) GENENTECH shall indemnify, defend and hold harmless CURAGEN, its Affiliates and their respective directors, officers, employees, and agents and their respective successors, heirs and assigns (the "CURAGEN Indemnitees"), against any liability, damage, loss or expense (including reasonable attorneys' fees and expenses of litigation) incurred by or imposed upon the CURAGEN Indemnitees, or any of them, in connection with any claims, suits, actions, demands or judgments ("Claims") of third parties for personal injury and product liability matters (except in cases where such Claims result from a willful material breach of this Agreement or the gross negligence or willful misconduct on the part of a CURAGEN Indemnitee) arising out of or relating to any actions of GENENTECH or any Affiliate, licensee, sublicensee, distributor or agent of GENENTECH in the development, testing, production, manufacture, promotion, import, sale or use by any person of any Licensed Product manufactured or sold by GENENTECH or by an Affiliate, licensee, sublicensee, distributor or agent of GENENTECH.

     (b) GENENTECH's obligation to indemnify, defend and hold the CURAGEN Indemnitees harmless pursuant to Section 9.16(a) are conditioned on the indemnified Party: (i) providing written notice to the indemnifying Party of any Claim arising out of the indemnified activities promptly after the indemnified Party has knowledge of such Claim, (ii) permitting the indemnifying Party to assume, at its discretion, sole and full control of the investigation, preparation, defense, trial and settlement in connection with such Claim, (iii) assisting and cooperating with the indemnifying Party, at the indemnifying Party's reasonable expense, in the investigation of, preparation for and defense of any such Claim, and (iv) not compromising, negotiating or settling such Claim without the indemnifying Party's prior written consent.

     7.17 COUNTERPARTS.
          ------------

     This Agreement may be executed in any number of counterparts, each of which counterparts, when so executed and delivered, shall be deemed to be an original, and all of which counterparts, taken together, shall constitute one and the same instrument.


     IN WITNESS WHEREOF, the Parties have caused this Agreement to be executed by their duly authorized representative in two (2) originals.


GENENTECH, INC.                     CURAGEN CORPORATION



By: ______________________________  By: ______________________________

Title: ___________________________  Title: ___________________________

                                  SCHEDULE I

                   (To be completed for each Licensed Clone)

LICENSED CLONE:
---------------


TYPE OF LICENSE:
----------------


PROJECT DATA SET
----------------
OR
--
CURAGEN DATA SET
----------------
PERTAINING TO LICENSED CLONE:
-----------------------------


CURAGEN PROPRIETARY
-------------------
MATERIAL PERTAINING TO
----------------------
LICENSED CLONE:
---------------


CURAGEN PATENT RIGHTS
---------------------
PERTAINING TO LICENSED CLONE:
-----------------------------


RIGHTS UNDER
------------
EXTENDED LICENSE:
-----------------


                         Signed this ______ day of __________________, _____

                         CURAGEN CORPORATION

                         By: ______________________________________

                              Name:
                              Title:


                         GENENTECH, INC.

                         By: ______________________________________

                              Name:
                              Title:

                                  APPENDIX D
                                  ----------

                              EXISTING DATA SETS


                                   [XXXXX]


                                   [XXXXX]


                                   [XXXXX]


                                   [XXXXX]


                       Confidential Treatment Requested

                                  APPENDIX E
                                  ----------

                       TERMS OF SUBSCRIPTION AGREEMENTS


QEA/Gene Calling
----------------

Subscriber will receive secure access to CURAGEN's QEA/GeneCalling subscription database through the GeneScape( data base and software. Access will be provided for up to [XXXXX] users on equipment to be provided by Subscriber.

CURAGEN will support and maintain the software provided for such access and will use commercially reasonable efforts to update and maintain the database and to keep it reasonably available for use.

Options and Licenses to clones identified using the database shall be provided on terms substantially similar to those contained in this Agreement and the License Agreement.

MIM/Path Calling
----------------

Subscriber will receive access to the MIM/PathCalling database through the GeneScape(R) data base and software. Access will be provided for up to [XXXXX] users on equipment to be provided by Subscriber.

CURAGEN will support and maintain the software provided for such access and will use commercially reasonable efforts to update and maintain the database and to keep it reasonably available for use.

Options and Licenses to clones identified using the database shall be provided on terms substantially similar to those contained in this Agreement and the License Agreement.

GeneTools
---------

Pursuant to any subscription agreement as described above Subscriber will also receive secure access to the GeneTools database through the GeneScape(R) software. Access will be provided for up to [XXXXX] users on equipment to be provided by Subscriber.

                       Confidential Treatment Requested

                                  APPENDIX F
                                  ----------

                           STOCK PURCHASE AGREEMENT

                              CURAGEN CORPORATION



                           STOCK PURCHASE AGREEMENT

                        DATED AS OF ____________, 1997

                              CURAGEN CORPORATION

                           STOCK PURCHASE AGREEMENT

     THIS AGREEMENT is dated as of ___________, 1997 by and between CURAGEN CORPORATION (the "Company"), a Delaware corporation with principal offices at 555 Long Wharf Drive, 11/th/ Floor, New Haven, CT, 06511 and Genentech, Inc. (the "Purchaser"), a Delaware corporation with principal offices at 1 DNA Way, South San Francisco, CA 94080.

     WHEREAS the Company wishes to obtain equity financing and the Purchaser is willing, on the terms and conditions contained in this Agreement, to purchase Shares of the Company.

     IN CONSIDERATION of the mutual covenants contained in this Agreement, the parties agree as follows:

     SECTION 1. Authorization of Sale of the Shares. The Company has authorized
                ------------------------------------
the sale to the Purchaser of that number of shares (the "Shares") of the Common Stock, $.01 par value per share (the "Common Stock"), of the Company, as is equal to the quotient obtained by dividing $5,000,000 by the Offering Price (as defined below).

     SECTION 2. Agreement to Sell and Purchase Shares. At the Closing (as
                --------------------------------------
defined in Section 3), the Company will sell to the Purchaser, and the Purchaser will buy from the Company, upon the terms and conditions hereinafter set forth, the Shares, at a purchase price per Share equal to the Offering Price for an aggregate purchase price of $5,000,000 (the "Purchase Price"). As used herein, the term "Offering Price" shall mean the price per share of the shares of Common Stock sold to the public in connection with the closing by the Company of its initial public offering (the "Public Offering Closing") pursuant to an effective registration statement under the Securities Act of 1933, as amended (the "Securities Act").

     SECTION 3. Closings.
                --------

          3.1  Delivery of the Shares at the Closing. The completion of the
               --------------------------------------
purchase and sale of the Shares being purchased and sold pursuant to this Agreement (the "Closing") shall occur at the offices of Mintz, Levin, Cohn, Ferris, Glovsky and Popeo, P.C., One Financial Center, Boston, Massachusetts 02111 contemporaneously with the Public Offering Closing (the "Closing

Date"), or such other time and place as shall be agreed to by the Company and the Purchaser. At the Closing, the Purchaser shall pay to the Company an amount in cash or by wire transfer equal to the Purchase Price and the Company shall deliver to the Purchaser one or more stock certificates representing the Shares purchased by the Purchaser, each such certificate to be registered in the name of the Purchaser. The Company's obligation to close the transaction shall be subject to the following conditions, any of which may be waived by the Company:
(a) receipt by the Company of a certified or official bank check or checks or wire transfer of funds in the full amount of the Purchase Price for the Shares being purchased hereunder; (b) execution and delivery by the Purchaser of the Registration Rights Agreement substantially in the form attached as Exhibit 1
                                                                    ---------
(the "Registration Rights Agreement"); and (c) the accuracy of the representations and warranties made by the Purchaser and the fulfillment of those undertakings of the Purchaser to be fulfilled prior to the Closing. The Purchaser's obligation to close the transaction shall be subject to the fulfillment of the following conditions: (a) the occurrence of the Public Offering Closing, (b) the execution and delivery by the Company of the Registration Rights Agreement; (c) the receipt by the Purchaser of an opinion of Mintz, Levin, Cohn, Ferris, Glovsky and Popeo, P.C., counsel to the Company, in form and substance reasonably satisfactory to the Purchaser; (d) the receipt by the Purchaser of a certificate, signed by the Secretary of the Company, in the form attached hereto as Exhibit 2, (e) the receipt by the Purchaser, of a
                        ---------
certificate, dated as of the Closing Date, as to the good standing of the Company in the state of Delaware, (f) the receipt by the Purchaser of a stock certificate, representing the Shares, and (g) the accuracy of the representations and warranties made by the Company herein as of the Closing as though such representations and warranties had been made on and as of Closing and the fulfillment of those undertakings of the Company to be fulfilled prior to Closing, and Purchaser's receipt of a certificate executed by the Senior Vice President of the Company in the form attached hereto as Exhibit 3 certifying as
                                                        ---------
to the same. This Agreement and the Registration Rights Agreement are collectively referred to herein as the "Transaction Documents".

          3.2.  Delivery of Preferred Shares at Subsequent Closing. In the event
                ---------------------------------------------------
that the Public Offering Closing does not occur on or before May 30, 1999, then the Company may, at its option, sell to the Purchaser, and the Purchaser will buy from the Company, on or before June 30, 1999 (the "Subsequent Closing Date"), upon the terms and conditions hereinafter set forth, that number of Preferred Shares (as defined below) of the Company as is equal to the quotient obtained by dividing $5,000,000 by the Private Placement Price (as defined below). As used herein (i) the term "Preferred Shares" shall mean the shares of a new series of Preferred Stock, $.01 par value per share (the "Preferred Stock"), having substantially the same rights, preferences and privileges as the Company's Series A Preferred Stock (other than with respect to (i) the applicable conversion rate and (ii) those certain adjustments to the applicable conversion rate set forth in Section 5(c)(ii) of Exhibit A of the Restated Certificate of Incorporation of the Company dated June 24, 1997) and (ii) the term "Private Placement Price" shall mean a price per share based upon the price per share at which the Company sold shares of Preferred Stock in the round of equity financing immediately preceding the Subsequent Closing Date raising in excess of $3,000,000 from investors not involved in a collaborative relationship with the Company. At the Subsequent Closing, the Purchaser shall pay to the Company an amount in cash or by wire transfer equal to the Private Placement Price and the Company shall deliver to the Purchaser one or more stock certificates representing the Preferred Shares purchased by the Purchaser, each such certificate to be registered in the name of the Purchaser. The Company's obligation to close the transaction shall be subject to the following conditions, any of which may be waived by the Company: (a) receipt by the Company of a certified or official bank check or checks or wire transfer of funds in the full amount of the Private Placement Price for the Preferred Shares being purchased hereunder; (b) execution and delivery by the Purchaser of an amendment to that certain Amended and Restated Registration Rights Agreement dated as of March 27, 1997, as amended May 16, 1997 (the "Registration Rights Amendment"); and (c) the accuracy of the representations and warranties made by the Purchaser as of the Subsequent Closing Date and the fulfillment of those undertakings of the Purchaser to be fulfilled prior to the Subsequent Closing. The Purchaser's obligation to close the transaction shall be subject to the fulfillment of the following conditions: (a) the execution and delivery by the Company of the Registration Rights Amendment; (b) the receipt by the Purchaser of an opinion of Mintz, Levin, Cohn, Ferris, Glovsky and Popeo, P.C., counsel to the Company, in form and substance reasonably satisfactory to the Purchaser; (c) the receipt by the Purchaser of a certificate, signed by the Secretary of the Company, in the form attached hereto as Exhibit 2; (d) the receipt by the
                                        ---------
Purchaser, of a certificate, dated as of the Subsequent Closing Date, as to the good standing of the Company in the state of Delaware; (e) the receipt by the Purchaser of a stock certificate, representing the Preferred Shares; and (f) the accuracy of the representations and warranties made by the Company herein as of the Subsequent Closing as though such representations and warranties had been made on and as of Subsequent Closing and the fulfillment of those undertakings of the

Company to be fulfilled prior to the Subsequent Closing, and Purchaser's receipt of a certificate executed by the Senior Vice President of the Company in the form attached hereto as Exhibit 3 certifying as to the same. Except as otherwise
                        ---------
provided herein, any such sale of Preferred Shares shall be upon the same terms and conditions as those contained herein for the Shares; provided that all references in this Agreement to the "Closing" and the "Closing Date" shall mean and refer to the "Subsequent Closing" and the "Subsequent Closing Date"; all references in this Agreement (other than in Sections 1, 2 and 3) to the "Shares" shall mean and refer to the "Preferred Shares" and all references to the "Transaction Documents" in this Agreement shall mean and refer to this Agreement and the Registration Rights Amendment.

     SECTION 4.  Representations, Warranties and Covenants of the Company. As
                 ---------------------------------------------------------
used herein, "best knowledge" shall mean and include a) actual knowledge of any officers or directors of the Company and b) that knowledge which a prudent businessperson would have obtained in the management of his or her business using due inquiry. The Company hereby represents and warrants to, and covenants with, the Purchaser as follows:

          4.1.  Organization. The Company is duly organized, validly existing
                -------------
and in good standing under the laws of the State of Delaware. The Company has full corporate power and authority to own, operate and occupy its properties and to conduct its business as presently conducted and is registered or qualified to do business and in good standing in each jurisdiction in which it owns or leases property or transacts business and where the failure to be so qualified would have a material adverse effect upon the business, financial condition, properties or operations of the Company. The Company owns and holds all of the outstanding capital stock of Genescape, Inc. No other person has any rights to acquire any interest (equity or otherwise) in Genescape, Inc. As of the date hereof, Genescape has conducted no business or other activities (other than activities related to its inception) and holds no assets. Other than Genescape, Inc., the Company does not own, directly or indirectly, any interest in any corporation, association, or other entity. The Company is not a participant in any joint venture, partnership or similar arrangement. The Company has delivered to the Purchaser an accurate and complete copy of its Certificate of Incorporation and all Amendments thereto, including without limitation, all Certificates of Designation filed with the Secretary of State of Delaware.

          4.2.  Due Authorization. The Company has all requisite corporate power
                ------------------
and authority to execute, deliver and perform its obligations under the Transaction Documents, and the

Transaction Documents have been duly authorized and validly executed and delivered by the Company and constitute legal, valid and binding agreements of the Company enforceable against the Company in accordance with their terms.

          4.3.  Non-Contravention. The execution and delivery of the Transaction
                ------------------
Documents, the issuance and sale of the Shares to be sold by the Company hereunder, the fulfillment of the terms of the Transaction Documents and the consummation of the transactions contemplated by the Transaction Documents will not conflict with or constitute a violation of, or default or give rise to any benefits or an acceleration of any rights of any third party (with the passage of time or otherwise) under, any material agreement or instrument to which the Company is a party or by which it is bound or the charter, by-laws or other organizational documents of the Company nor result in the creation or imposition of any lien, encumbrance, claim, security interest or restriction whatsoever upon any of the material properties or assets of the Company or an acceleration of indebtedness pursuant to any obligation, agreement or condition contained in any material bond, debenture, note or any other evidence of indebtedness or any material indenture, mortgage, deed of trust or any other agreement or instrument to which the Company is a party or by which it is bound or to which any of the property or assets of the Company is subject, nor conflict with, or result in a violation of, any law, administrative regulation, ordinance or order of any court or governmental agency, arbitration panel or authority applicable to the Company. No consent, approval, authorization or other order of, or registration, qualification or filing with, any regulatory body, administrative agency, or other governmental body is required for the valid issuance and sale of the Shares to be sold pursuant to the Agreement, other than such as have been or will be made or obtained.

          4.4.  Capitalization. As of the date hereof, the Company has the total
                ---------------
authorized capitalization described on Schedule 4.4 attached hereto. The Shares
                                       ------------
to be sold pursuant to this Agreement have been duly authorized, and when issued and paid for in accordance with the terms of this Agreement will be validly issued, fully paid and non-assessable and free of restrictions on transfer, other than restrictions on their transfer under the Transaction Documents and under applicable state and federal securities laws. The outstanding shares of capital stock of the Company have been duly and validly issued and are fully paid and non-assessable. Except as set forth on Schedule 4.4, no options,
                                                ------------
warrants, puts, calls, commitments, convertible exchangeable securities, or similar rights for issuance of new or additional securities exist with respect to the Company.

Schedule 4.4 contains a true and complete list of each stockholder,
------------
warrantholder and optionholder of the Company as of the date hereof.

          4.5  Contracts and Other Commitments. Except as disclosed on Schedule
               --------------------------------                        --------
4.5 the Company does not have any contract, agreement, lease, commitment, or
---
proposed transaction, written or oral, absolute or contingent, other than (i) contracts for the purchase of goods, supplies and services that were entered into in the ordinary course of business and that do not involve individually more than $200,000, (ii) sales contracts entered into in the ordinary course of business, and (iii) contracts terminable at will by the Company on no more than thirty (30) days' notice without cost or liability to the Company and that do not involve any employment or consulting arrangement and are not material to the conduct of the Company's business. For the purpose of this paragraph, employment and consulting contracts and contracts with labor unions, and license agreements and any other agreements relating to the acquisition or disposition of the Company's technology (other than standard end-user license agreements) shall not be considered to be contracts entered into in the ordinary course of business.

          4.6  Related-Party Transactions. No employee, officer, or director of
               ---------------------------
the Company or member of his or her immediate family is indebted to the Company, nor is the Company indebted (or committed to make loans or extend or guarantee credit) to any of them, except that the Company is obligated to pay approximately $21,000 in interest that accrued on promissory notes issued in 1993 to members of the Rothberg family, which notes were converted into Common Stock at the end of 1993. To the best of the Company's knowledge, none of such persons has any direct or indirect ownership interest in any firm or corporation with which the Company is affiliated or with which the Company has a business relationship, or any firm or corporation that competes with the Company, except that employees, officers, or directors of the Company and members of their immediate families may own stock in publicly traded companies that may compete with the Company. To the best of the Company's knowledge, no officer or director or any member of their immediate families is, directly or indirectly, interested in any material contract with the Company.

          4.7  Registration Rights. Except as provided in the Registration
               --------------------
Rights Agreement dated as of June 25, 1997 by and between the Company and a certain stockholder, the Amended and Restated Registration Rights Agreement dated as of March 27, 1997, by and among the Company and certain stockholders of the Company, as amended, and as provided to Connecticut Innovations,

Incorporated and the holders of warrants to purchase 11,111 shares of Common Stock in separate agreements, the Company is not obligated to register under the Securities Act any of its presently outstanding securities or any of its securities that may be subsequently issued.

          4.8  Permits. The Company has all franchises, permits, licenses, and
               --------
any similar authority necessary for the conduct of its business as now being conducted by it, the lack of which could materially and adversely affect the business, properties, prospects, or financial condition of the Company and believes it can obtain, without undue burden or expense, any similar authority for the conduct of its business as planned to be conducted. The Company is not in default in any material respect under any of such franchises, permits, licenses or other similar authority.

          4.9  Compliance With Other Instruments. The Company is not in
               ----------------------------------
violation or default in any material respect of any provision of its Certificate of Incorporation or Bylaws or in any material respect of any provision of any mortgage, indenture, agreement, instrument, or contract to which it is a party or by which it is bound or, to the best of its knowledge, of any federal or state judgment, order, writ, decree, statute, rule, or regulation applicable to the Company. The execution, delivery, and performance by the Company of the Transaction Documents and the consummation of the transactions contemplated hereby and thereby will not result in any such violation or be in material conflict with or constitute, with or without the passage of time or giving of notice, either a material default under any such provision or an event that results in the creation of any material lien, charge, or encumbrance upon any assets of the Company or the suspension, revocation, impairment, forfeiture, or non-renewal of any material permit, license, authorization, or approval applicable to the Company, its business or operations, or any of its assets or properties.

          4.10  Litigation. There is no action, suit, proceeding, or
                -----------
investigation, to the best of the Company's knowledge, pending or currently threatened against the Company that questions the validity of the Transaction Documents or the right of the Company to enter into such agreements, or to consummate the transactions contemplated hereby or thereby, or that might result, either individually or in the aggregate, in any material adverse change in the assets, business, properties, prospects, or financial condition of the Company, or in any material change in the current equity ownership of the Company. The foregoing includes, without limitation, any action, suit, proceeding, or investigation pending or currently threatened involving the prior employment of any of the Company's employees, their use in connection with the Company's business of any information or techniques allegedly proprietary to any of their former employers, their obligations under any agreements with prior employers, or negotiations by the Company with potential backers of, or investors in, the Company or its proposed business. The Company is not a party to, or to the best of its knowledge, named in any order, writ, injunction, judgment, or decree of any court, government agency, or instrumentality. There is no action, suit, or proceeding by the Company currently pending or that the Company currently intends to initiate.

          4.11  Offering. Subject in part to the truth and accuracy of the
                ---------
Purchaser's representations set forth in Section 5.1 of this Agreement, the offer, sale and issuance of the Shares as contemplated by this Agreement are exempt from the registration requirements of the Securities Act, and neither the Company nor any authorized agent acting on its behalf will take any action hereafter that would cause the loss of such exemption.

          4.12  Title to Property and Assets; Leases. The Company owns no real
                -------------------------------------
estate and leases facilities in Branford, Connecticut, New Haven, Connecticut and Alachua, Florida. Except (i) as reflected in the Financial Statements (as defined in paragraph 4.13), (ii) for liens for current taxes not yet delinquent,
(iii) for liens imposed by law and incurred in the ordinary course of business for obligations not past due to carriers, warehousemen, laborers, materialmen and the like, (iv) for liens in respect of pledges or deposits under workers' compensation laws or similar legislation or (v) for minor defects in title, none of which, individually or in the aggregate, materially interferes with the use of such property, the Company owns its property and assets free and clear of all mortgages, liens, claims, and encumbrances. With respect to the property and assets it leases, the Company is in compliance with such leases and, to the best of its knowledge, holds a valid leasehold interest free of any liens, claims, or encumbrances, subject to clauses (i)-(v) above.

          4.13  Financial Statements and Preliminary Financial Statements. The
                ----------------------------------------------------------
Company has delivered to the Purchaser its audited financial statements (balance sheet and profit and loss statement, statement of stockholders' equity and statement of cash flows including notes thereto) at December 31, 1994, 1995 and 1996 for the fiscal years then ended and its unaudited financial statements for the nine-month period ended September 30, 1997 (the "Financial Statements"). The Financial Statements have been prepared in accordance with generally accepted accounting principles applied on a consistent basis throughout the periods indicated and with each other. The Financial Statements fairly present the financial condition and operating results of the Company as of the dates, and for the periods, indicated therein. Except as set forth in the Financial Statements, the Company has no material liabilities, contingent or otherwise, other than (i) liabilities incurred in the ordinary course of business subsequent to September 30, 1997 and (ii) obligations under contracts and commitments incurred in the ordinary course of business and not required under generally accepted accounting principles to be reflected in the Financial Statements, which, in both cases, individually do not exceed $125,000, and in the aggregate do not exceed $800,000, other than commitments set forth on
Schedule 4.13 . Except as disclosed in the Financial Statements, the Company is
-------------
not a guarantor or indemnitor of any indebtedness of any other person, firm, or corporation. The Company maintains and will continue to maintain a standard system of accounting established and administered in accordance with generally accepted accounting principles.

          4.14  Changes. To the best of the Company's knowledge, since September
                --------
30, 1997, there has not been:

     a) any change in the assets, liabilities, financial condition, business prospects or operating results of the Company from that reflected in the Financial Statements, except changes in the ordinary course of business that have not been, in the aggregate, materially adverse;

     (b) any damage, destruction or loss, whether or not covered by insurance, materially and adversely affecting the business, properties, prospects, or financial condition of the Company (as such business is presently conducted and as it is proposed to be conducted);

     (c) any waiver or compromise by the Company of a valuable right or of a material debt owed to it;

     (d) any satisfaction or discharge of any lien, claim, or encumbrance or payment of any obligation by the Company, except in the ordinary course of business and that is not material to the business, properties, prospects, or financial condition of the Company (as such business is presently conducted and as it is proposed to be conducted);

     (e) any material change to a material contract or arrangement by which the Company or any of its assets is bound or subject;

     (f) any material change in any compensation arrangement or agreement with any employee, officer, director or stockholder;

     (g) any sale, assignment, or transfer of any patents, trademarks, copyrights, trade secrets, or other intangible assets;

     (h) any resignation or termination of employment of any key officer of the Company; and the Company, to the best of its knowledge, does not know of the impending resignation of termination of employment of any such officer;

     (i) receipt of notice that there has been a loss of, or material order cancellation by, any major customer of the Company;

     (j) any mortgage, pledge, transfer of a security interest in, or lien, created by the Company, with respect to any of its material properties or assets, except liens for taxes not yet due or payable;

     (k) any loans or guarantees made by the Company to or for the benefit of its employees, officers, or directors, or any members of their immediate families, other than travel advances and other advances made in the ordinary course of its business;

     (l) any declaration, setting aside, or payment or other distribution in respect of any of the Company's capital stock, or any direct or indirect redemption, purchase, or other acquisition of any of such stock by the Company;

     (m) to the best of the Company's knowledge, any other event or condition of any character that might materially and adversely affect the business, properties, prospects, or financial condition of the Company (as such business is presently conducted and as it is proposed to be conducted); or

     (n) any agreement or commitment by the Company to do any of the things described in this paragraph 4.14.

          4.15  Patents and Trademarks. The Company owns or possesses sufficient
                -----------------------
legal rights to all patents, trademarks, service marks, trade names, copyrights, trade secrets, licenses, information, and proprietary rights and processes presently used by the Company in its business (the "CuraGen Intellectual Property Rights"). To the best knowledge of the Company, the CuraGen Intellectual Property Rights are the only intellectual property rights necessary for its business as now conducted and as proposed to be conducted and, to the best knowledge of the Company, do not conflict with, or infringe the rights of others. The Company has provided to Purchaser a complete list of patents and pending patent applications of the Company. Except for agreements with its own employees or consultants, substantially in the form referenced in paragraph 4.18 below, there are no outstanding options, licenses, or agreements of any kind relating to the foregoing, nor is the Company bound by or a party to any options, licenses, or agreements of any kind with respect to the patents, trademarks, service marks, trade names, copyrights, trade secrets, licenses, information, and proprietary rights and processes of any other person or entity. The Company has not received any communications alleging that the Company has violated or, by conducting its business as proposed, would violate any of the patents, trademarks, service marks, trade names, copyrights, trade secrets, or other proprietary rights or processes of any other person or entity. The Company is not aware that any of its employees is obligated under any contract (including licenses, covenants, or commitments of any nature) or other agreement, or subject to any judgment, decree, or order of any court or administrative agency, that would interfere with the use of such employee's best efforts to promote the interests of the Company or that would conflict with the Company's business as proposed to be conducted. Neither the execution nor delivery of this Agreement, nor the carrying on of the Company's business by the employees of the Company, nor the conduct of the Company's business as proposed, will, to the best of the Company's knowledge, conflict with or result in a breach of the terms, conditions, or provisions of, or constitute a default under, any contract, covenant, or instrument under which any of such employees is now obligated. The Company does not believe it is or will be necessary to use any inventions of any of its employees (or persons it currently intends to hire) made prior to their employment by the Company.

          4.16  Manufacturing and Marketing Rights. The Company has not granted
                -----------------------------------
rights to manufacture, produce, assemble, license, market, or sell its products to any other person or entity and is not bound by any agreement that affects the Company's exclusive right to develop, manufacture, assemble, distribute, market, or sell its products.

          4.17  Employees: Employee Compensation.  To the best of the Company's
                ---------------------------------
knowledge, there is no strike, or labor dispute or union organization activities pending or threatened between it and its employees. None of the Company's employees belongs to any union or collective bargaining unit. To the best of its knowledge, the Company has complied in all material respects with all applicable state and federal equal opportunity and other laws related to employment. To the best of the Company's knowledge, no employee of the Company is or will be in violation of any judgment, decree, or order, or any term of any employment contract, patent disclosure agreement, or other contract or agreement relating to the relationship of any such employee with the Company, or any other party because of the nature of the business conducted or to be conducted by the Company or to the use by the employee of his best efforts with respect to such business. The Company is not a party to or bound by any currently effective employment contract, deferred compensation agreement, bonus plan, incentive plan, profit sharing plan, retirement agreement, or other employee compensation agreement. The Company is not aware that any officer or key employee, or that any group of key employees, intends to terminate their employment with the Company, nor does the Company have a present intention to terminate the employment of any of the foregoing. Subject to general principles related to wrongful termination of employees, the employment of each officer and employee of the Company is terminable at the will of the Company.

          4.18  Proprietary Information and Inventions Agreements. Each employee
                --------------------------------------------------
and officer of the Company has executed an Employee Confidential Information and Invention Agreement substantially in the form or forms which have been delivered to counsel for the Purchaser. Each scientific consultant of the Company has executed a confidentiality agreement with the Company.

          4.19  Tax Returns, Payments, and Elections. The Company has filed all
                -------------------------------------
tax returns and reports as required by law. These returns and reports are true and correct in all material respects. The Company has paid all taxes and other assessments due, except those contested by it in good faith. The provision for taxes of the Company as shown in the Financial Statements is adequate for taxes due or accrued as of the date thereof. The Company has not elected pursuant to the Internal Revenue Code of 1986, as amended ("Code"), to be treated as an S corporation or a collapsible corporation pursuant to Section 1362(a) or Section 341(f) of the Code, nor has it made any other elections pursuant to the Code (other than elections that relate solely to methods of accounting, depreciation, or amortization) that would have a material effect on the business, properties, prospects, or financial condition of the Company. The Company has never had any tax deficiency proposed or assessed against it and has not executed any waiver of any statute of limitations on the assessments or collection of any tax or governmental charge. None of the Company's federal income tax returns and none of its state income or franchise tax or sales or use tax returns has ever been audited by governmental authorities. Since the date of the Financial Statements, the Company has made adequate provisions on its books of account for all taxes, assessments, and governmental charges with respect to its business, properties, and operations for such period. The Company has withheld or collected from each payment made to each of its employees, the amount of all taxes, including, but not limited to, federal income taxes, Federal Insurance Contribution Act taxes and Federal Unemployment Tax Act taxes required to be withheld or collected therefrom, and has paid the same to the proper tax receiving officers or authorized depositories.

          4.20  Insurance. The Company has in full force and effect fire and
                ----------
casualty insurance policies, with extended coverage, sufficient in amount (subject to reasonable deductibles) to allow it to replace any of its properties that might be damaged or destroyed. The Company has in full force and effect term life insurance, payable to the Company, on the lives of each of Jonathan M. Rothberg and Gregory T.Went in the amount of $1,000,000 each. The Company has in full force and effect products liability and errors and omissions insurance in amounts customary for companies similarly situated.

          4.21  Environmental and Safety Laws. To the best of its knowledge, the
                ------------------------------
Company is not in violation of any applicable statute, law, or regulation relating to the environment or occupational health and safety, and to the best of its knowledge, no material expenditures are or will be required in order to comply with any such existing statute, law, or regulation.

          4.22  Investigation. It shall be no defense to an action for breach of
                --------------
this Agreement that the Purchaser or its agents have (or have not) made investigations into the affairs of the Company or that the Company could not have known of the misrepresentation or breach of warranty.

          4.23  Disclosure. To the best of the Company's knowledge, neither this
                -----------
Agreement nor any other written statements or certificates made or delivered in connection herewith contains any untrue statement of a material fact or omits to state a material fact necessary to make the statements herein or therein not misleading.

          SECTION 5. Representations, Warranties and Covenants of the Purchaser.
                     -----------------------------------------------------------

          5.1. The Purchaser represents and warrants to, and covenants with, the Company, as of the date hereof and as of the Closing Date, that: (i) the Purchaser is an "accredited investor" as defined in Regulation D under the United States Securities Act of 1933, as amended (the "Securities Act"); and also is knowledgeable and experienced in making investments in private placement transactions such as the purchase of the Shares; (ii) the Purchaser is acquiring the Shares set forth above for its own account for investment and with no present intention of distributing any of such Shares except pursuant to an effective registration statement under the Securities Act covering the sale, and no arrangement or understanding exists with any other person regarding the distribution of any of such Shares; (iii) the Purchaser will not, directly or indirectly, voluntarily offer, sell, pledge, transfer or otherwise dispose of (or solicit any offers to buy, purchase or otherwise acquire or take a pledge of) any of the Shares except (a) in the event of an effective registration statement under the Securities Act, (b) upon delivery of an opinion of counsel (which shall be in form and substance reasonably satisfactory to the Company) that such registration is not required, (c) in connection with a sale, transfer or other disposition made pursuant to Section 144 of the Securities Act or (d) to a wholly owned subsidiary of the Purchaser, in the case of (a), (c) and (d) above, no opinion of counsel shall be required; and (iv) the Purchaser has had an opportunity to ask questions and receive answers from the management of the Company regarding the Company, its business and the offering of the Shares.

          5.2. The Purchaser further represents and warrants to, and covenants with, the Company that (i) the Purchaser has full right, power, authority and capacity to enter into the Transaction Documents and to consummate the transactions contemplated hereby and has taken all necessary action to authorize the execution, delivery and performance of the Transaction Documents, and (ii) upon the execution and delivery of the Transaction Documents, such Transaction Documents shall constitute valid and binding obligations of the Purchaser enforceable in accordance with their terms.

          5.3. The Purchaser acknowledges and understands that the Purchaser must bear the economic risk of its investment in the Shares for an indefinite period of time because the Shares have not been registered under the Securities Act and, therefore, cannot be sold unless subsequently registered under the Securities Act or an exemption from such registration is available. The certificates representing the Shares issued to Purchaser will bear a legend in substantially the following form:

          THE SECURITIES EVIDENCED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"). SUCH SECURITIES MAY NOT BE OFFERED, SOLD, TRANSFERRED, PLEDGED, HYPOTHECATED OR OTHERWISE DISPOSED OF, IN THE ABSENCE OF AN EFFECTIVE REGISTRATION STATEMENT UNDER SAID ACT OR AN OPINION OF COUNSEL (WHICH SHALL BE IN FORM AND SUBSTANCE REASONABLY SATISFACTORY TO THE COMPANY) REASONABLY SATISFACTORY TO THE COMPANY (WHICH MAY BE THE PURCHASER'S IN-HOUSE COUNSEL), THAT SUCH REGISTRATION IS NOT REQUIRED, UNLESS SUCH SALE, TRANSFER OR OTHER DISPOSITION IS MADE PURSUANT TO RULE 144 OF THE SECURITIES ACT, IN WHICH CASE SUCH SALE, TRANSFER OR OTHER DISPOSITION MAY BE MADE AND NO OPINION OF COUNSEL SHALL BE REQUIRED, OR EXCEPT AS OTHERWISE PERMITTED UNDER A CERTAIN COMMON STOCK PURCHASE AGREEMENT DATED NOVEMBER __ 1997 BETWEEN THE COMPANY

          AND THE ORIGINAL HOLDER, A COPY OF WHICH IS AVAILABLE UPON REQUEST FROM THE COMPANY FOR INSPECTION.

The Company agrees to remove such legend from the certificates representing the Shares issued to Purchaser at such time as such Shares may be legally sold under Rule 144 (or any successor rule) without registration under the Securities Act, at the request of the Purchaser and upon receipt from the Purchaser of an opinion, which shall be in form and substance reasonably satisfactory to the Company, of counsel reasonably satisfactory to the Company (which may be the Purchaser's in-house counsel), that such legend may be removed.

     The Purchaser agrees that any sale, transfer, pledge, hypothecation or other disposition of the Shares shall be made in compliance with such legend.

     SECTION 6.  Survival of Representations, Warranties and Agreements.
                 -------------------------------------------------------
Notwithstanding any investigation made by any party to this Agreement, all covenants, agreements, representations and warranties made by the Company and the Purchaser herein shall survive the execution of this Agreement, the delivery to the Purchaser of the Shares being purchased, and the payment therefor.

     SECTION 7.  No Fee.  The parties hereto hereby represent that there are no
                 -------
brokers or finders entitled to compensation in connection with the transactions contemplated hereby.

     SECTION 8.  Notices. All notices, requests, consents and other
                 --------
communications hereunder shall be in writing, shall be addressed to the receiving party's address set forth below or to such other address as a party may designate by notice hereunder, and shall be either (i) delivered by hand,
(ii) made by telex, telecopy or facsimile transmission, (iii) sent by overnight courier, or (iv) sent by registered or certified mail, return receipt requested, postage prepaid:

          (a)  if to the Company, to:

               CuraGen Corporation
               555 Long Wharf Drive, 11/th/ Floor
               New Haven, CT 06511
               Attention: Vice President of Business Development

               with a copy to:

               Jeffrey M. Wiesen, Esq.
               Mintz, Levin, Cohn, Ferris,
               Glovsky and Popeo, P.C.
               One Financial Center
               Boston, Massachusetts 02110

          (b)  if to the Purchaser, to:

               Genentech, Inc.
               1 DNA Way
               South San Francisco, CA 94080
               Attn: Corporate Secretary


All notices, requests, consents and other communications hereunder shall be deemed to have been given either (i) if by hand, at the time of the delivery thereof to the receiving party at the address of such party set forth above,
(ii) if made by telex, telecopy or facsimile transmission, at the time that receipt thereof has been acknowledged by electronic confirmation or otherwise,
(iii) if sent by overnight courier, on the next business day following the day such notice is delivered to the courier service, or (iv) if sent by registered or certified mail, on the 5th business day following the day such mailing is made.

     SECTION 9.  Changes. Any term of this Agreement may be amended or
                 --------
compliance therewith waived only with the written consent of both parties hereto.


     SECTION 10.  Assignment. The rights and obligations under this Agreement
                  -----------
may not be assigned by either party hereto without the prior written consent of the other party.

     SECTION 11.  Benefit. All statements, representations, warranties,
                  --------
covenants and agreements in this Agreement shall be binding on the parties hereto and shall inure to the benefit of the respective successors and permitted assigns of each party hereto. Nothing in this Agreement shall be construed to create any rights or obligations except among the parties hereto, and no person or entity shall be regarded as a third-party beneficiary of this Agreement.

     SECTION 12.  Expenses. Each of the parties hereto shall pay its own fees
                  ---------
and expenses (including the fees of any attorneys, accountants, appraisers or others engaged by such party) in connection with this Agreement and the transactions contemplated hereby whether or not the transactions contemplated hereby are consummated.

     SECTION 13.  No Waiver; Cumulative Remedies. No failure or delay on the
                  -------------------------------
part of any party to this Agreement in exercising any right, power or remedy hereunder shall operate as a waiver thereof; nor shall any single or partial exercise of any such right, power or remedy preclude any other or further exercise thereof or the exercise of any other right, power or remedy hereunder. The remedies herein provided are cumulative and not exclusive of any remedies provided by law.

     SECTION 14.  Headings. The headings of the various sections of this
                  ---------
Agreement have been inserted for convenience of reference only and shall not be deemed to be part of this Agreement.

     SECTION 15.  Transfer Taxes.  CuraGen will reimburse the Purchaser for any
                  ---------------
transfer taxes incurred in connection with the issuance of the Shares.

     SECTION 16.  Severability. In case any provision contained in this
                  -------------
Agreement should be invalid, illegal or unenforceable in any respect, the validity, legality and enforceability of the remaining provisions contained herein shall not in any way be affected or impaired thereby.

     SECTION 17.  Governing Law. This Agreement shall be governed by and
                  --------------
construed in accordance with (a) the internal laws of the State of Delaware without giving effect to principles of conflicts of law, and (b) United States federal law.

     SECTION 18.  Counterparts.  This Agreement may be executed in counterparts,
                  -------------
each of which shall constitute an original, but all of which, when taken together, shall constitute but one instrument, and shall become effective when one or more counterparts have been signed by each party hereto and delivered to the other parties.

     SECTION 19.  Further Assurances. From and after the date of this Agreement,
                  -------------------
upon the request of the Purchaser or the Company, the Company and the Purchaser shall execute and deliver such instruments, documents and other writings as may be reasonably necessary or desirable to confirm and carry out and to effectuate fully the intent and purposes of this Agreement and the Shares.

     IN WITNESS WHEREOF, the parties hereto have duly executed this Agreement as of the __day of ________, 1997.


                                   GENENTECH, INC.



                                   By:_____________________________________
                                      Name:
                                      Title:


                                   CURAGEN CORPORATION



                                   By:____________________________________
                                      Name:
                                      Title:

                                                                       EXHIBIT 1
                                                                       ---------

                         REGISTRATION RIGHTS AGREEMENT

     This Registration Rights Agreement (this "Agreement") is made and entered into as of ______________, by and among CuraGen Corporation, a Delaware corporation (the "Company") with principal offices at 555 Long Wharf Drive, 11th Floor, New Haven, CT 06511 and Genentech, Inc., a Delaware corporation (the "Stockholder") with principal offices at 1 DNA Way, South San Francisco, CA 94080.

                                    RECITALS

     WHEREAS, the Company has issued to the Stockholder _____________ shares of its Common Stock, $.01 par value per share (the "Common Stock"), pursuant to a Stock Purchase Agreement dated as of even date herewith (the "Purchase Agreement"); and

     WHEREAS, the Stockholder has agreed to advance to the Company a loan in the aggregate principal amount of up to $26,000,000 which loan is evidenced by a Promissory Note, dated ________________, (the "Note") and which may be repaid, at the Company's option, in shares of Non-Voting Common Stock or which, under certain circumstances, may be converted to shares of Series F Preferred Stock; and

     WHEREAS, among the conditions to the consummation of the transactions contemplated by the Purchase Agreement is the execution and delivery of a Registration Rights Agreement providing for the registration rights described herein.

     NOW THEREFORE, in consideration of the foregoing and the mutual promises herein contained the parties agree as follows:

                                   AGREEMENT

1.   RESTRICTIONS ON TRANSFERABILITY OF SECURITIES; REGISTRATION RIGHTS

     1.1  CERTAIN DEFINITIONS
          -------------------

     As used in this Agreement, the following terms shall have the meanings set forth below:

     (a) "Commission" shall mean the Securities and Exchange Commission or any other federal agency at the time administering the Securities Act.

     (b) "Exchange Act" shall mean the Securities Exchange Act of 1934, as amended, or any similar successor federal statute and the rules and regulations thereunder, all as the same shall be in effect from time to time.

     (c) "Holder" shall mean the Stockholder and any transferee to whom the registration rights conferred by this Agreement have been transferred in compliance with Section 1.2 and Section 1.8 hereof.

     (d) "Non Voting Common Stock" shall the shares of Non-Voting Common Stock $.01 par value per share, of the Company issued to the Stockholder pursuant to the terms of the Note.

     (e) "Registrable Securities" shall mean (i) shares of Common Stock, (ii) shares of Common Stock issued or issuable upon conversion of the Non-Voting Common Stock or Series F Preferred Stock, and (iii) any shares of Common Stock issued as a dividend or other distribution with respect to or in exchange for or in replacement of the shares referenced in (i) or (ii) above; provided however, that Registrable Securities shall not include any shares of Common Stock (i) which have previously been registered or which have been sold to the public, or which have been sold in a private transaction in which the transferor's rights under this Agreement are not assigned, or (ii) with respect to which the registration rights under this Agreement have terminated under Section 1.15 of this Agreement.

     (f) The terms "register," "registered" and "registration" shall refer to a registration effected by preparing and filing a registration statement in compliance with the Securities Act and the declaration or ordering of the effectiveness of such registration statement.

     (g) "Registration Expenses" shall mean all expenses incurred in effecting any registration pursuant to this Agreement, including, without limitation, all registration, qualification, and filing fees, printing expenses, escrow fees, fees and disbursements of counsel for the Company, blue sky fees and expenses, and expenses of any regular or special audits incident to or required by any such registration, but shall not include Selling Expenses.

     (h) "Restricted Securities" shall mean any Registrable Securities required to bear the legends set forth in Section 1.2(b) hereof.

     (i) "Rule 144" shall mean Rule 144 as promulgated by the Commission under the Securities Act, as such Rule may be amended from time to time, or any similar successor rule that may be promulgated by the Commission.

     (j) "Rule 145" shall mean Rule 145 as promulgated by the Commission under the Securities Act as such Rule may be amended from time to time, or any similar successor rule that may be promulgated by the Commission.

     (k) "Securities Act" shall mean the Securities Act of 1933, as amended, or any similar successor federal statute and the rules and regulations thereunder, all as the same shall be in effect from time to time.

     (l) "Selling Expenses" shall mean all underwriting discounts, selling commissions and stock transfer taxes applicable to the sale of Registrable Securities and fees and disbursements of counsel for any Holder (other than the fees and disbursements of counsel included in Registration Expenses).

     (m) "Series F Preferred Stock" shall mean shares of the Series F Non-Voting Convertible Preferred Stock, $.01 par value per share, of the Company issued to the Stockholder pursuant to the terms of the Note.


1.2  RESTRICTIONS ON TRANSFER
     ------------------------

     (a) Each Holder agrees not to make any disposition of all or any portion of the Registrable Securities unless and until (i) there is then in effect a registration statement under the Securities Act covering such proposed disposition and such disposition is made in accordance with such registration statement, (ii) the transferee has agreed in writing for the benefit of the Company prior to such transfer, and as a condition thereof, delivers to the Company a written instrument by which such transferee agrees to be bound by this
Section 1.2, provided and to the extent such Section is then applicable, and (A) such Holder shall have notified the Company of the proposed disposition and shall have furnished the Company with a detailed statement of the circumstances surrounding the proposed disposition, and (B) if requested by the Company, such Holder shall have furnished the Company with an opinion of counsel, reasonably satisfactory to the Company, that such disposition will not require registration of such shares under the Securities Act or (iii) the disposition is made pursuant to Rule 144. It is agreed that the Company will not require opinions of counsel for transactions made pursuant to Rule 144.

     Notwithstanding the provisions of 1.2(i), (ii) and (iii) above, no such registration statement or opinion of counsel shall be necessary for a transfer by a Holder which is (A) a partnership to its partners or retired partners (who retire after the date hereof) in accordance with partnership interests, of (B) to the Holder's family member or trust for the benefit of an individual Holder, provided such transfer is without consideration and the transferee will be subject to the terms of this Section 1.2 to the same extent as if he were an original Holder hereunder.

     (b) Each certificate representing Registrable Securities shall (unless otherwise permitted by the provisions of this Agreement) be stamped or otherwise imprinted with legends substantially similar to the following (in addition to any legend required under applicable state securities laws):

THE SECURITIES EVIDENCED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"). SUCH SECURITIES MAY NOT BE OFFERED, SOLD, TRANSFERRED, PLEDGED, HYPOTHECATED OR OTHERWISE DISPOSED OF, IN THE ABSENCE OF AN EFFECTIVE REGISTRATION STATEMENT UNDER SAID ACT OR AN OPINION OF COUNSEL (WHICH SHALL BE IN FORM AND SUBSTANCE REASONABLY SATISFACTORY TO THE COMPANY) REASONABLY SATISFACTORY TO THE COMPANY, THAT SUCH REGISTRATION IS NOT REQUIRED, UNLESS SUCH SALE,

TRANSFER OR OTHER DISPOSITION IS MADE PURSUANT TO RULE 144 OF THE SECURITIES ACT, IN WHICH CASE NO OPINION OF COUNSEL SHALL BE REQUIRED, OR EXCEPT AS OTHERWISE PERMITTED UNDER A CERTAIN STOCK PURCHASE AGREEMENT DATED NOVEMBER__, 1997 AMONG THE COMPANY, THE ORIGINAL HOLDER AND OTHERS, A COPY OF WHICH IS AVAILABLE UPON REQUEST FROM THE COMPANY FOR INSPECTION.

THE SHARES REPRESENTED BY THIS CERTIFICATE ARE SUBJECT TO THE REGISTRATION RIGHTS AGREEMENT DATED NOVEMBER__, 1997, AS AMENDED, A COPY OF WHICH IS AVAILABLE FOR INSPECTION AT THE OFFICES OF THE COMPANY OR MAY BE AVAILABLE UPON REQUEST.

     (c) The Company shall be obligated to reissue promptly unlegended Registrable Securities at the request of any Holder thereof if the Holder shall have obtained an opinion of counsel (which counsel may be counsel to the Company) reasonably acceptable to the Company to the effect that the Registrable Securities proposed to be disposed of may lawfully be so disposed of without registration, qualification or legend.

     (d) Any legend endorsed on any Registrable Securities pursuant to applicable state securities laws and any stop-transfer instructions with respect to any Registrable Securities shall be removed upon receipt by the Company of an order of the appropriate blue sky authority authorizing such removal.

1.3  REGISTRATION ON FORM S-3
     ------------------------

     (a) After the effective date of the Company's initial public offering (the "Offering Effective Date"), the Company shall use its best efforts to qualify for registration on Form S-3 or any comparable or successor form or forms.
After the Company has qualified for the use of Form S-3, the Holder of Registrable Securities shall have the right, at any time on or after the first anniversary of the Offering Effective Date, to request registrations on Form S-3 (such request shall be in writing and shall state the number of shares of Registrable Securities to be disposed of and the intended methods of disposition of such shares by such Holder); provided, however, that the Company shall not be
                                --------  -------
obligated to effect any such registration if (i) the Holder, together with the holders of any other securities of the Company entitled to inclusion in such registration, propose to sell Registrable Securities and such other securities (if any) on Form S-3 at an aggregate price to the public of less than $500,000;
(ii) in a given twelve-month period, the Company has effected two (2) such registrations, (iii) it is to be effected more than ten (10) years after the Offering Effective Date; or (iv) the Company shall have furnished to such Holder a certificate signed by the President of the Company stating that in the good faith judgment of the Board of Directors of the Company, it would be materially detrimental to the Company for such registration statement to be filed in the near future and that it has, therefore, determined to defer the filing of such registration statement, in which case the Company shall have the right to defer such filing for a period of not more than one hundred eighty (180) days after receipt of the request of the Holder; provided, that the Company shall not defer
                                      --------
its obligation in this manner more than once in any twelve-month period.

     (b) The Company shall not be obligated to effect, or to take any action to effect, any such registration pursuant to this Section 1.3:

               (i) In any particular jurisdiction in which the Company would be required to execute a general consent to service of process in effecting such registration, qualification or compliance, unless the Company is already subject to service in such jurisdiction and except as may be required by the Securities Act;

               (ii) After the Company has initiated ten (10) such registrations for the Holder pursuant to this Section 1.3 (counting for these purposes only registrations which have been declared or ordered effective and pursuant to which securities have been sold and registrations which have been withdrawn by the Holder as to which the Holder have not elected to bear the Registration Expenses pursuant to
         Section 1.5 hereof and would, absent such election, have been required to bear such expenses);

               (iii) During the period starting with the date sixty (60) days prior to the Company's good faith estimate of the date of filing of and ending on a date one hundred eighty (180) days after the effective date of, a Company-initiated registration, including a demand registration initiated by the Company on behalf of any holder of demand registration rights; provided that the Company is actively employing in good faith all reasonable efforts to cause such registration statement to become effective; or

               (iv) If the Company shall have effected a registration pursuant to Section 1.3(a) within one hundred eighty (180) days preceding the Company's receipt of the Holder's request.

     (c) Subject to the foregoing, upon delivery by the Holder of the notice described in Section 1.3(a) above, the Company shall (i) promptly give written notice of the proposed registration to all other Holders (if any) and (ii) as soon as practicable, use its best efforts to effect such registration (including, without limitation, filing post-effective amendments, appropriate qualifications under applicable blue sky or other state securities laws and appropriate compliance with the Securities Act) as would permit or facilitate the sale and distribution of all or such portion of such Registrable Securities as are specified in such request, together with all or such portion of the Registrable Securities of any other Holder joining in such request as are specified in a written request received by the Company within twenty (20) days after such written notice from the Company is mailed or delivered. The registration statement filed pursuant to the request of the Holder may, subject to the provisions of Sections 1.3(b) and 1.10 hereof, include other securities of the Company with respect to which registration rights have been granted, and may include securities of the Company being sold for the account of the Company.

     (d) All Registration Expenses incurred in connection with any registration, qualification or compliance pursuant to Section 1.3 hereof shall be borne by the Company.

     (e) If the registration requested pursuant to Section 1.3 is underwritten, the rights of the Holder to registration pursuant to Section 1.3 shall be conditioned upon such Holder's participation in such underwriting and the inclusion of such Holder's Registrable Securities in the underwriting to the extent provided herein. The Holder may elect to include in such underwriting all or a part of its Registrable Securities. Notwithstanding the foregoing, the Company shall not be obligated to register the Registrable Securities of any Holder who fails promptly to provide to the Company such information as the Company may reasonably request at the time to enable the Company to comply with applicable laws or regulations or to facilitate preparation of the registration statement.

     (f) If the Company shall request inclusion in any registration pursuant to
Section 1.3 of securities being sold for its own account, or if other persons shall request inclusion in any registration pursuant to Section 1.3, the Holder shall offer to include such securities in the underwriting and may condition such offer on their acceptance of the further applicable provisions of this
Section 1 (including Section 1.10). The Company shall (together with the Holder and other persons proposing to distribute their securities through such underwriting) enter into an underwriting agreement in customary form with the representative of the underwriter or underwriters. Notwithstanding any other provision of this Section 1.3, if the representative of the underwriters advises the Holder in writing that marketing factors require a limitation on the number of shares to be underwritten, the number of shares to be included in the underwriting or registration shall be allocated as set forth in Section 1.10 hereof. If a person who has requested inclusion in such registration as provided above does not agree to the terms of any such underwriting, such person shall be excluded therefrom by written notice from the Company, the underwriter or the Holder. Any Registrable Securities or other securities excluded shall also be withdrawn from such registration. If shares are so withdrawn from the registration and if the number of shares to be included in such registration was previously reduced as a result of marketing factors pursuant to this Section 1.3(f), then the Company shall offer to all persons who have retained rights to include securities in the registration the right to include additional securities in the registration in an aggregate amount equal to the number of shares so withdrawn, with such shares to be allocated among such persons requesting additional inclusion in accordance with Section 1.10.

1.4  REGISTRATION PROCEDURES
     -----------------------

     In the case of each registration effected by the Company pursuant to
Section 1.3, the Company will keep each Holder advised in writing as to the initiation of each registration and as to the completion thereof. At its expense, the Company will use its best efforts to:

     (a) Keep such registration effective for a period of one hundred eighty
(180) days or until the Holder has completed the distribution described in the registration statement relating thereto, whichever first occurs; provided,
                                                                 --------
however, that such 180-day period shall be extended, if necessary, to keep the
-------
registration statement effective until all such Registrable Securities are sold, provided that Rule 145, or any successor rule under the Securities Act, permits an offering on a continuous or delayed basis, and provided further that applicable rules under the Securities Act governing the obligation to file a post-effective amendment permit, in lieu of filing a post-effective amendment that (I) includes any prospectus required by Section 10(a)(3) of the Securities Act or (II) reflects facts or events representing a material or fundamental change in the information set forth in the registration statement, the incorporation by reference of information required to be included in (I) and
(II) above to be contained in periodic reports filed pursuant to Section 13 or 15(d) of the Exchange Act in the registration statement;

     (b) Prepare and file with the Commission such amendments and supplements to such registration statement and the prospectus used in connection with such registration statement as may be necessary to comply with the provisions of the Securities Act with respect to the disposition of all securities covered by such registration statement;

     (c) Furnish such number of prospectuses and other documents incident thereto, including any amendment of or supplement to the prospectus, as the Holder from time to time may reasonably request;

     (d) Notify each seller of Registrable Securities covered by such registration statement at any time when a prospectus relating thereto is required to be delivered under the Securities Act of the happening of any event as a result of which the prospectus included in such registration statement as then in effect, includes an untrue statement of a material fact or omits to state a material fact required to be stated therein or necessary to make the statements therein not misleading or incomplete in the light of the circumstances then existing, and at the request of any such seller prepare and furnish to such seller a reasonable number of copies of a supplement to or an amendment of such prospectus as may be necessary so that as thereafter delivered to the purchasers of such shares such prospectus shall not include an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading or incomplete in the light of the circumstances then existing;

     (e) Cause all such Registrable Securities registered pursuant hereunder to be listed on each securities exchange on which similar securities issued by the Company are then listed;

     (f) Provide a transfer agent and registrar for all Registrable Securities registered pursuant to such registration statement and a CUSIP number for all such Registrable Securities, in each case not later than the effective date of such registration; and

     (g) Otherwise use its best efforts to comply with all applicable rules and regulations of the Commission, and make available to its security holders, as soon as reasonably practicable an earnings statement covering the period of at least twelve months, but not more than eighteen months, beginning with the first month after the effective date of the Registration Statement, which earnings statement shall satisfy the provisions of Section 11(a) of the Securities Act.

1.5  INDEMNIFICATION
     ---------------

     (a) The Company will indemnify each Holder, each of its officers, directors and partners, legal counsel and accountants and each person controlling such Holder within the meaning of Section 15 of the Securities Act, with respect to which registration, qualification, or compliance has been effected pursuant to this Section 1, and each underwriter, if any, and each person who controls within the meaning of Section 15 of the Securities Act any underwriter, against all expenses, claims, losses, damages, and liabilities (or actions, proceedings, or settlements in respect thereof) arising out of or based on any untrue statement (or alleged untrue statement) of a material fact contained in any prospectus, offering circular, or other document (including any related registration statement, notification, or the like) incident to any such registration, qualification, or compliance or based on any omission (or alleged omission) to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, or any violation by the Company of the Securities Act or any rule or regulation thereunder applicable to the Company and relating to action or inaction required of the Company in connection with any such registration, qualification, or compliance, and will reimburse each such Holder, each of its officers, directors, partners, legal counsel, and accountants and each person controlling such Holder, each such underwriter, and each person who controls any such underwriter for any legal and any other expenses reasonably incurred in connection with investigating and defending or settling any such claim, loss, damage, liability or action, provided that the Company will not be liable in any such case to the extent that any such claim, loss, damage, liability or expense arises out of or is based on any untrue statement or omission based upon written information furnished to the Company by such Holder or underwriter specifically for use in the preparation thereof. It is agreed that the indemnity agreement contained in this Section 1.5(a) shall not apply to amounts paid in settlement of any such loss, claim, damage, liability or action if such settlement is effected without the consent of the Company (which consent shall not be unreasonably withheld).

     (b) Each Holder will, if Registrable Securities held by him are included in the securities as to which such registration, qualification, or compliance is being effected, indemnify the Company, each of its directors, officers, legal counsel, and accountants and each underwriter, if any, of the Company's securities covered by such a registration statement, each person who controls the Company or such underwriter within the meaning of Section 15 of the Securities Act, each other such Holder, and each of their officers, directors, and partners, and each person controlling such Holder, against all expenses, claims, losses, damages and liabilities (or actions, proceedings, or settlements in respect thereof) arising out of or based on any untrue statement (or alleged untrue statement) of a material fact contained in any prospectus, offering circular, or other document (including any related registration statement, notification, or the like) incident to any such registration, qualification, or compliance, or based on any omission (or alleged omission) to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, and will reimburse the Company and such Holder, directors, officers, partners, legal counsel, and accountants, persons, underwriters, or control persons for any legal or any other expenses reasonably incurred in connection with investigating and defending or settling any such claim, loss, damage, liability, or action, in each case to the extent, but only to the extent, that such untrue statement (or alleged untrue statement) or omission (or alleged omission) is made in such registration statement, prospectus, offering circular, or other document in reliance upon and in conformity with written information furnished to the Company by such Holder specifically for use in the preparation thereof; provided, however, that the obligations of such Holder hereunder shall not apply to amounts paid in settlement of any such claims, losses, damages, or liabilities (or actions in respect thereof) if such settlement is effected without the consent of such Holder (which consent shall not be unreasonably withheld); and provided that in no event shall any indemnity under this Section 1.5 exceed the net proceeds from the offering received by such Holder.

     (c) Each party entitled to indemnification under this Section 1.5 (the "Indemnified Party") shall give notice to the party required to provide indemnification (the "Indemnifying Party") promptly after such Indemnified Party has actual knowledge of any claim as to which indemnity may be sought, and shall permit the Indemnifying Party to assume the defense of such claim or any litigation resulting therefrom, provided that counsel for the Indemnifying Party, who shall conduct the defense of such claim or any litigation resulting therefrom, shall be approved by the Indemnified Party (whose approval shall not unreasonably be withheld), and the Indemnified Party may participate in such defense at such party's expense, and provided further that the failure of any Indemnified Party to give notice as provided herein shall not relieve the Indemnifying Party of its obligations under this Section 1.5 to the extent such failure is not prejudicial. No Indemnifying Party in the defense of any such claim or litigation shall, except with the consent of each Indemnified Party, consent to entry of any judgment or enter into any settlement that does not include as an unconditional term thereof, the giving by the claimant or plaintiff to such Indemnified Party of a release from all liability in respect to such claim or litigation and no Indemnified Party shall consent to entry of any judgment or settle such claim or litigation without the prior written consent of the Indemnifying Party. Each Indemnified Party shall furnish such information regarding itself or the claim in question as an Indemnifying Party may reasonably request in writing and as shall be reasonably required in connection with defense of such claim and litigation resulting therefrom.

     (d) If the indemnification provided for in this Section 1.5 is held by a court of competent jurisdiction to be unavailable to an Indemnified Party with respect to any loss, liability, claim, damage, or expense referred to therein, then the Indemnifying Party, in lieu to indemnifying such Indemnified Party hereunder, shall contribute to the amount paid or payable by such Indemnified Party as a result of such loss, liability, claim, damage, or expense in such proportion as is appropriate to reflect the relative fault of the Indemnifying Party on the one hand and of the Indemnified Party on the other in connection with the statements or omissions that resulted in such loss, liability, claim, damage, or expense, as well as any other relevant equitable considerations. The relative fault of the Indemnifying Party and of the Indemnified Party shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission to state a material fact relates to information supplied by the Indemnifying Party or by the Indemnified Party and the parties' relative intent, knowledge, access to information, and opportunity to correct or prevent such statement or omission.

     (e) Notwithstanding the foregoing, to the extent that the provisions on indemnification and contribution contained in the underwriting agreement entered into in connection with the underwritten public offering are in conflict with the foregoing provisions, the provisions in the underwriting agreement shall control.

1.6  INFORMATION BY HOLDER
     ---------------------

     Each Holder of Registrable Securities shall furnish to the Company such information regarding such Holder and the distribution proposed by such Holder as the Company may reasonably request in writing and as shall be reasonably required in connection with any registration, qualification, or compliance referred to in this Section 1, except to the extent that the furnishing of such information would violate any law or any contractual arrangement. The Company shall not be obligated to register the Registrable Securities of any Holder who fails promptly to provide to the Company such information as the Company may reasonably request at the time to enable the Company to comply with applicable laws or regulations or to facilitate preparation of the registration statement, including any information that the Holder fails to provide on the basis that such information would violate any law or any contractual arrangement.


1.7  RULE 144 REPORTING
     ------------------

     With a view to making available the benefits of certain rules and regulations of the Commission that may permit the sale of the Restricted Securities to the public without registration, the Company agrees to use its best efforts to:

     (a) Make and keep public information regarding the Company available as those terms are understood and defined in Rule 144 under the Securities Act, at all times from and after ninety (90) days following the effective date of the first registration under the Securities Act filed by the Company for an offering of its securities to the general public;

     (b) File with the Commission in a timely manner all reports and other documents required of the Company under the Securities Act and the Exchange Act at any time after it has become subject to such reporting requirements;

     (c) So long as a Holder owns any Restricted Securities, furnish to the Holder forthwith upon written request a written statement by the Company as to its compliance with the reporting requirements of Rule 144 (at any time from and after ninety (90) days following the effective date of the first registration statement filed by the Company for an offering of its securities to the general public), and of the Securities Act and the Exchange Act (at any time after it has become subject to such reporting requirements), a copy of the most recent annual or quarterly report of the Company, and such other reports and documents so filed as a Holder may reasonably request in availing itself of any rule or regulation of the Commission allowing a Holder to sell any such securities without registration.

1.8  TRANSFER OR ASSIGNMENT OF REGISTRATION RIGHTS
     ---------------------------------------------

     The rights to cause the Company to register securities granted to a Holder by the Company under this Section 1 may be transferred or assigned by a Holder only to a transferee or assignee of not less than 50,000 shares of Registrable Securities (as presently constituted and subject to subsequent adjustments for stock splits, stock dividends, reverse stock splits, and the like), provided that the Company is given written notice at the time of said transfer or assignment stating the name and address of the transferee or assignee and identifying the securities with respect to which such registration rights are being transferred or assigned, and, provided further, that the transferee or assignee of such rights assumes the obligations of such Holder under this
Section 1 and prior to such transfer, as a condition thereof, delivers to the Company a written instrument by which such transferee agrees to be bound by this Agreement.

1.9  "MARKET STAND-OFF" AGREEMENT
     ----------------------------

     If requested by the Company and an underwriter of Common Stock (or other securities) of the Company, a stockholder shall not sell or otherwise transfer or dispose of any Common Stock (or other securities) of the Company held by such stockholder (other than those included in the registration) during the one hundred eighty (180) day period following the effective date of a registration statement of the Company filed under the Securities Act, provided that:

     (a) if the stockholder is not an "affiliate" (as defined under Rule 144) of the Company nor does it hold beneficially or of record 10% or more of the outstanding equity securities of the Company at the time a registration statement is filed, then such agreement shall only apply to the first such registration statement of the Company, including securities to be sold on its behalf to the public in an underwritten offering; and

     (b) all officers and directors of the Company enter into similar agreements.

     The obligations described in this Section 1.9 shall not apply to a registration relating solely to employee benefit plans on Form S-8 or similar forms that may be promulgated in the future, or a registration relating solely to a Commission Rule 145 transaction on Form S-4 or similar forms that may be promulgated in the future. The Company may impose stop-transfer instructions with respect to the shares (or securities) subject to the foregoing restriction until the end of said one hundred eighty (180) day period.

1.10 LIMITATIONS ON SUBSEQUENT REGISTRATION RIGHTS.
     ---------------------------------------------

     From and after the date of this Agreement, the Company shall not, without the prior written consent of the Holders of a majority of the outstanding Registrable Securities, enter into any agreement with any holder or prospective holder of any securities of the Company which would allow such holder or prospective holder to include such securities in any registration filed under
Section 1.3 hereof, unless under the terms of such agreement, such holder or prospective holder may include such securities in any such registration only to the extent that the inclusion of such securities will not reduce the amount of the Registrable Securities of the Holders which are included.

1.11 ALLOCATION OF REGISTRATION OPPORTUNITIES
     ----------------------------------------

     In any circumstance in which all of the Registrable Securities and other shares of Common Stock of the Company (including shares of Common Stock issued or issuable upon conversion of shares of any currently unissued series of Preferred Stock of the Company) with registration rights (the "Other Shares") requested to be included in a registration on behalf of the Holder or other selling stockholders cannot be so included as a result of limitations of the aggregate number of shares of Registrable Securities and Other Shares that may be so included, the number of shares of Registrable Securities and Other Shares that may be so included shall be allocated among the Holders requesting inclusion of shares pro rata on the basis of the number of shares of Registrable Securities and that would be held by such Holders, assuming conversion, that such Holders had requested to be included in the registration.

     No Holder shall have any right to take any action to restrain, enjoin, or otherwise delay any registration as the result of any controversy that might arise with respect to the interpretation or implementation of this Section 1.

1.12 TERMINATION OF REGISTRATION RIGHTS
     ----------------------------------

     The right of any Holder to request registration or inclusion in any registration pursuant to Section 1.3 shall terminate on such date after the Offering Effective Date as all shares of Registrable Securities held or entitled to be held upon conversion by such Holder may immediately be sold under Rule 144 during any ninety (90) day period.

2.   MISCELLANEOUS

2.1  GOVERNING LAW
     -------------

     This Agreement shall be governed in all respects by the laws of the State of Delaware, as if entered into by and between Delaware residents exclusively for performance entirely within Delaware, and excluding that body of laws pertaining to conflicts of laws.

2.2  SUCCESSORS AND ASSIGNS
     ----------------------

     Except as otherwise expressly provided herein, the provisions hereof shall inure to the benefit of and be binding upon the successors, assigns, heirs, executors and administrators of the parties hereto.

2.3  ENTIRE AGREEMENT; AMENDMENT; WAIVER
     -----------------------------------

     This Agreement (including the Exhibits hereto) constitutes the full and entire understanding and agreement between the parties with regard to the subjects hereof and thereof.

This Agreement supersedes any and all prior understandings as to the subject matter of this Agreement. Neither this Agreement nor any term hereof may be amended, waived, discharged or terminated, except by a written instrument signed by the Company and the Holders of at least fifty percent (50%) of the Registrable Securities. Any such amendment, waiver, discharge or termination shall be binding on all the Holders, but in no event shall the obligation of any Holder hereunder be materially increased, except upon the written consent of such Holder.

2.4  NOTICES, ETC.
     -------------

     All notices and other communications required or permitted hereunder shall be in writing and shall be mailed by United States first class mail, postage prepaid, or delivered personally by hand or nationally recognized courier addressed (a) if to the Stockholder, at the address set forth on the first page of this Agreement, or at such other address as such holder or permitted assignee shall have furnished to the Company in writing, or (b) if to the Company, at 555 Long Wharf Drive, 11th Floor, New Haven CT 06511, or at such other address as the Company shall have furnished to each holder in writing. All such notices and other written communications shall be effective on the date of mailing or delivery.

2.5  DELAYS OR OMISSIONS
     -------------------

     No delay or omission to exercise any right, power or remedy accruing to any Holder, upon any breach or default of the Company under this Agreement shall impair any such right, power or remedy of such Holder nor shall it be construed to be a waiver of any such breach or default, or an acquiescence therein, or of or in any similar breach or default thereafter occurring; nor shall any waiver of any single breach or default be deemed a waiver of any other breach or default therefore or thereafter occurring. Any waiver, permit, consent or approval of any kind or character on the part of any Holder of any breach or default under this Agreement or any waiver on the part of any Holder of any provisions or conditions of this Agreement must be made in writing and shall be effective only to the extent specifically set forth in such writing. All remedies, either under this Agreement or by law or otherwise afforded to any Holder, shall be cumulative and not alternative.

2.6  RIGHTS; SEPARABILITY
     --------------------

     Unless otherwise expressly provided herein, a Holder's rights hereunder are several rights, not rights jointly held with any of the other Holders. In case any provision of the Agreement shall be invalid, illegal or unenforceable, the validity, legality and enforceability of the remaining provisions shall not in any way be affected or impaired thereby.

2.7  CONFIDENTIAL INFORMATION
     ------------------------

     Each Holder acknowledges that the information received by them pursuant hereto may be confidential and for its use only, and it will not use such confidential information in violation of the Exchange Act or reproduce, disclose or disseminate such information to any other person (other than its employees or agents having a need to know the contents of such information, and its attorneys), except in connection with the exercise of rights under this Agreement, unless the Company has made such information available to the public generally or such Holder is required to disclose such information by a governmental body.

2.8  TITLES AND SUBTITLES
     --------------------

     The titles of the paragraphs and subparagraphs of this Agreement are for convenience of reference only and are not to be considered in construing this Agreement.

2.9  COUNTERPARTS
     ------------

     This Agreement may be executed in any number of counterparts, each of which shall be an original, but all of which together shall constitute one instrument.


IN WITNESS WHEREOF, the parties hereto have executed this Registration Rights Agreement effective as of the day and year first above written.

CURAGEN CORPORATION


By _____________________________
   Name:
   Title:


GENENTECH, INC.


By _____________________________
   Name:
   Title: